IMPORTANT  NOTICE  TO  VENDORS  AND  PURCHASERS

BEFORE SIGNING THIS CONTRACT YOU SHOULD ENSURE THAT YOU UNDERSTAND YOUR RIGHTS AND OBLIGATIONS, SOME OF WHICH ARE NOT WRITTEN IN THIS CONTRACT BUT ARE IMPLIED BY LAW.


    IF  THIS  CONTRACT IS MADE ON OR AFTER 1 SEPTEMBER 2000, THIS NOTICE APPLIES
                INSTEAD  OF  THE  NOTICE  ON  PAGE  3  OF  THIS  CONTRACT.


VENDOR:     RESMED  HOLDINGS  LIMITED  ACN  003  765  133
PURCHASER:  TRUST  COMPANY  OF  AUSTRALIA  LIMITED  ACN  004  027  749
PROPERTY:   97  WATERLOO  ROAD,  NORTH  RYDE


CONTRACT FOR THE SALE OF LAND - 2000 EDITION
(THIS CONTRACT CONSISTS OF THIS SHEET, THE PROVISIONS OF THIS CONTRACT AND ANYTHING ATTACHED)
(A CHOICE PRINTED IN BLOCK CAPITALS APPLIES UNLESS A DIFFERENT CHOICE IS MARKED)

TERM                   MEANING OF TERM
VENDOR'S AGENT         JONES LANG LASALLE   PHONE:  (02) 9936 5859
(IF MORE THAN ONE,     LEVEL 24, 100 MILLER STREET, NORTH SYDNEY, NSW, 2060  FAX:  (02) 9957 5126
THE FIRST NAMED)       REF:  CLIVE TAYLOR
                       COLLIERS JARDINE (NSW) PTY LIMITED  PHONE:  (02) 9957 6611
                       LEVEL 38, 100 MILLER STREET, NORTH SYDNEY, NSW, 2060  FAX:  (02) 9957 2990
                       REF:  MALCOLM TYSON
                       RESMED HOLDINGS LIMITED  ACN 003 765 133
                       97 WATERLOO ROAD, NORTH RYDE, NSW, 2113
VENDOR'S               DIBBS BARKER GOSLING  PHONE:  (02) 8233 9500
SOLICITOR              LEVEL 8, ANGEL PLACE, 123 PITT STREET, SYDNEY  FAX:  (02) 8233 955
                       DX 101 SYDNEY  REF:  3055754. D TURNER
DEPOSIT HOLDER         VENDOR'S AGENT  INVEST DEPOSIT:  YES (CLAUSE 3)
COMPLETION DATE        THE EARLIER OF THE 42ND DAY AFTER THE CONTRACT DATE AND THE DATE 5 BUSINESS DAYS
                       AFTER EITHER PARTY SERVES WRITTEN NOTICE ON THE OTHER REQUESTING COMPLETION (SUCH
                       NOTICE NOT TO BE GIVEN ON OR BEFORE 21 DAYS AFTER THE CONTRACT DATE).  (CLAUSE 15)

PROPERTY               THE LAND, THE IMPROVEMENTS, ALL FIXTURES AND THE INCLUSIONS, BUT NOT THE EXCLUSIONS
LAND ADDRESS           97 WATERLOO ROAD, NORTH RYDE
PLAN                   REGISTERED PLAN:   LOT 1 IN DEPOSITED PLAN 872430   (COPY ATTACHED)
TITLE                  FOLIO IDENTIFIER 1/872430
                       TORRENS
                       FEE SIMPLE - OWNERSHIP
IMPROVEMENTS           AS SHOWN ON THE ATTACHED SURVEY REPORT
INCLUSIONS             THE FOLLOWING ITEMS, ALL INSPECTED BY THE PURCHASER (SOME MAY BE FIXTURES):
                       THE ITEMS LISTED IN ANNEXURE "B" TO THE LEASE REFERRED TO IN CLAUSE 44.
EXCLUSIONS             SEE CLAUSE 38.
PURCHASER              TRUST COMPANY OF AUSTRALIA LIMITED ACN 004 027 749

                       80-84 NEW SOUTH HEAD ROAD, EDGECLIFF
IF MORE THAN ONE, AS   _ JOINT TENANTS  TENANTS IN COMMON (IN EQUAL SHARE UNLESS OTHERWISE STATED)
PURCHASER'S            MAKINSON & D'APICE  PHONE:  9233 7788
_  SOLICITOR           LEVEL 18, 68 PITT STREET, SYDNEY  FAX:  9233 1550
_  LICENSED
CONVEYANCER            DX 296 SYDNEY  REF:  W R D'APICE
PRICE                  PRICE  $34,000,000.00
                       DEPOSIT  $1,700,000.00    (10% OF THE PRICE, UNLESS OTHERWISE STATED)
                       ------------------------------------------------------------------------------------
                       BALANCE  $32,300,000.00
CONTRACT DATE          (IF NOT STATED, THE DATE THIS CONTRACT WAS MADE)


NOTE:  THE  PRICE  EXCLUDES  GST  (IF  ANY)  PAYABLE  BY  THE  VENDOR.

VENDOR'S  INITIALS    (FULL  SIGNATURES  ON  NEXT  PAGE)    PURCHASER'S INITIALS

                                            1A
VENDOR                                            PURCHASER
                                                  (USE THE APPROPRIATE BOX)

SIGNED BY                      )                  SIGNED BY                         )
                               )                  SIMON HINDSON                     )
AS ATTORNEY FOR THE VENDOR     )                  AS ATTORNEY FOR THE PURCHASER     )
UNDER POWER OF ATTORNEY        )                  TRUST COMPANY OF
DATED                          )                  AUSTRALIA LIMITED                 )  /S/ SIMON HINDSON
IN THE PRESENCE OF:            )                  ACN 004 027 749                   )  -----------------
                                                  UNDER POWER OF ATTORNEY           )  MANAGER
                                                  REGISTERED BOOK 4279 NO. 670)     )
                                                                                    )
                                                  IN THE PRESENCE OF:
WITNESS                                                                             )
                                                  /S/ ROHAN KHAN
                                                  ------------------------------
                                                  WITNESS


THE COMMON SEAL OF THE         )                  THE COMMON SEAL OF                )
VENDOR
                               )                  MACQUARIE GOODMAN)                )
RESMED HOLDINGS                )                  FUNDS MANAGEMENT)                 )
LIMITED ACN 03 765 133         )                  LIMITED ACN 067 796 641)          )
WAS AFFIXED IN                 )                  WAS AFFIXED IN ACCORDANCE         )
ACCORDANCE WITH ITS            )                  WITH ITS CONSTITUTION IN THE)     )
CONSTITUTION IN THE            )                  PRESENCE OF:                      )
PRESENCE OF:-
                               )

/S/ CHRIS ROBERTS                                 /S/ PATRICK LEDGERGOODMAN             /S/ JAMES HODGKINSON
---------------------------                       ------------------------------       ---------------------
DIRECTOR / SECRETARY                              DIRECTOR / SECRETARY                 DIRECTOR


CHRIS ROBERTS                                     PATRICK LEDGERGOODMAN                JAMES HODGKINSON
---------------------------                       ------------------------------       ---------------------
NAME (PRINTED)                                    NAME (PRINTED)                       NAME (PRINTED)




DOCUMENTS  (COPY  OF  DOCUMENT  ATTACHED  IF  MARKED)  (SOME  COPIES  ARE  REQUIRED  BY  LEGISLATION)



     GENERAL                                                    STRATA OR COMMUNITY TITLE (CLAUSE 23)
X    PROPERTY CERTIFICATE FOR THE LAND                       _  PROPERTY CERTIFICATE FOR STRATA COMMON PROPERTY
X    PLAN OF THE LAND                                        _  PLAN CREATING STRATA COMMON PROPERTY
_    UNREGISTERED PLAN OF THE LAND                           _  STRATA BY-LAWS NOT SET OUT IN LEGISLATION
_    PLAN OF LAND TO BE SUBDIVIDED                           _  STRATA DEVELOPMENT CONTRACT OR STATEMENT
_    DOCUMENT THAT IS TO BE LODGED WITH A RELEVANT PLAN      _  STRATA MANAGEMENT STATEMENT
                                                             _  LEASEHOLD STRATA: LEASE OF LOT AND COMMON PROPERTY
X    S149(2) CERTIFICATE (ENVIRONMENTAL PLANNING AND         _  PROPERTY CERTIFICATE FOR NEIGHBOURHOOD PROPERTY
     ASSESSMENT ACT 1979)                                    _  PLAN CREATING NEIGHBOURHOOD PROPERTY
X    S149(5) INFORMATION INCLUDED IN THAT CERTIFICATE        _  NEIGHBOURHOOD DEVELOPMENT CONTRACT
X    SEWERAGE CONNECTIONS DIAGRAM                            _  NEIGHBOURHOOD MANAGEMENT STATEMENT
X    SEWER MAINS DIAGRAM                                     _  PROPERTY CERTIFICATE FOR PRECINCT PROPERTY
X    DOCUMENT THAT CREATED OR MAY HAVE CREATED AN            _  PLAN CREATING PRECINCT PROPERTY
     EASEMENT, PROFIT   PRENDRE, RESTRICTION ON USE OR       _  PRECINCT DEVELOPMENT CONTRACT
     POSITIVE COVENANT DISCLOSED IN THIS CONTRACT            _  PRECINCT MANAGEMENT STATEMENT
X    S88G CERTIFICATE (POSITIVE COVENANT)                    _  PROPERTY CERTIFICATE FOR COMMUNITY PROPERTY
                                                             _  PLAN CREATING COMMUNITY PROPERTY
X    SURVEY REPORT                                           _  COMMUNITY DEVELOPMENT CONTRACT
_    SECTION 317A CERTIFICATE (CERTIFICATE OF COMPLIANCE)    _  COMMUNITY MANAGEMENT STATEMENT
X    BUILDING CERTIFICATE GIVEN UNDER LEGISLATION            _  DOCUMENT DISCLOSING A CHANGE OF BY-LAWS
_    INSURANCE CERTIFICATE (HOME BUILDING ACT 1989)          _  DOCUMENT DISCLOSING A CHANGE IN A
_    SECTION 24 CERTIFICATE (SWIMMING POOLS ACT 1992)
_    OLD SYSTEM DOCUMENT                                     _  DOCUMENT DISCLOSING A CHANGE IN BOUNDARIES
_    CROWN TENURE CARD
_    CROWN PURCHASE STATEMENT OF ACCOUNT








CHOICES



ADJOINING LAND OWNED BY VENDOR  X NO  _  YES - PURCHASER CANNOT REQUIRE VENDOR TO CONTRIBUTE TO FENCING WORK
COVENANT/EASEMENT IN TRANSFER   X NO  _  YES - WORDING ATTACHED, WITH DESCRIPTION OF LAND BENEFITED (CLAUSE 4)
LAND TAX ADJUSTMENT REQUIRED    _ NO  _  YES -USING OWNER-OCCUPIED RESIDENTIAL CONCESSION _ YES (CLAUSE 14)
SPECIAL COMPLETION ADDRESS      X NO  _  YES - ADDRESS (CLAUSE 16):
TENANCIES                       _ NO  _  YES - SUBJECT TO TENANCIES DISCLOSED IN THIS CONTRACT (CLAUSES 17, 24)
MONEY PAYABLE TO CROWN          X NO  _  YES - PURCHASER LIABLE FOR UP TO $#(31) (IF NOT STATED, NIL)(CLAUSE 26)
CONSENT TO TRANSFER REQUIRED    X NO  _  YES - VENDOR TO APPLY FOR CONSENT (CLAUSE 27)


GST INFORMATION (A NEW TAX SYSTEM (GOODS AND SERVICES TAX) ACT 1999) (CLAUSE 13)
THIS  SALE  IS  A  TAXABLE  SUPPLY  (SECTIONS 9-5 AND 195-1)      _ NO     X YES

TENANTS (COPY OF EACH LEASE AND ANY RELEVANT MEMORANDUM OR VARIATION ATTACHED)
PREMISES:  #(32)
TENANT'S NAME (SHOW FULL NAME):  #(32A) SEE CLAUSES 43 AND 44
NATURE OF TENANCY:  #(32B)
EXPIRY DATE:  #(32C)
OPTION PERIOD:  #(32D)
RENT (SHOW WEEKLY/MONTHLY):  #(32E)

STRATA / COMMUNITY MANAGEMENT AGENT'S NAME, ADDRESS AND PHONE NUMBER (OR IF THERE IS NO MANAGEMENT AGENT, SECRETARY'S DETAILS)
NAME:  #(33)
ADDRESS:  #(33A)
PHONE:  #(33B)

SPECIAL PROVISIONS ATTACHED TO AND FORMING PART OF CONTRACT FOR SALE OF LAND BETWEEN
RESMED  HOLDINGS  LIMITED  (VENDOR)
AND  TRUST  COMPANY  OF  AUSTRALIA  LIMITED  (PURCHASER)
DATED  THE                               DAY  OF                  2002


30.     MORE  INTERPRETATION
        --------------------
30.1     IN  THIS  CONTRACT  UNLESS  THE  CONTEXT  OTHERWISE  REQUIRES:
- THE TERM "PURCHASER'S SOLICITOR" OR PHRASES REFERRING TO THE SOLICITOR FOR THE PURCHASER INCLUDE THE PERSON OR ENTITY NAMED AS THE PURCHASER'S SOLICITOR OR PURCHASER'S REPRESENTATIVE IN THIS CONTRACT.
- IF THERE IS ANY INCONSISTENCY BETWEEN CLAUSES 1 - 29 AND THESE SPECIAL PROVISIONS, THESE PROVISIONS PREVAIL;
- A REFERENCE TO ANY LEGISLATION OR LEGISLATIVE PROVISION INCLUDES ANY STATUTORY MODIFICATION OR RE-ENACTMENT OF, OR LEGISLATIVE PROVISION SUBSTITUTED FOR, AND ANY SUBORDINATE LEGISLATION OR REGULATIONS ISSUED UNDER, THAT LEGISLATION OR LEGISLATIVE PROVISION;
-     THE  SINGULAR  INCLUDES  THE  PLURAL  AND  VICE  VERSA;
-     A  REFERENCE  TO  ANY  THING (INCLUDING ANY RIGHT) INCLUDES A PART OF THAT
THING;
- A REFERENCE TO AN INDIVIDUAL OR PERSON INCLUDES A CORPORATION, PARTNERSHIP, JOINT VENTURE, ASSOCIATION, AUTHORITY, TRUST, STATE OR GOVERNMENT AND VICE VERSA;
-     A  REFERENCE  TO  ANY  GENDER  INCLUDES  ALL  GENDERS;
- A REFERENCE TO ANY PARTY TO THIS CONTRACT OR ANY OTHER DOCUMENT OR ARRANGEMENT INCLUDES THAT PARTY'S EXECUTORS, ADMINISTRATORS, SUBSTITUTES, SUCCESSORS AND PERMITTED ASSIGNS;
- WHERE AN EXPRESSION IS DEFINED, ANOTHER PART OF SPEECH OR GRAMMATICAL FORM OF THAT EXPRESSION HAS A CORRESPONDING MEANING; AND
-     HEADINGS  ARE  FOR  CONVENIENCE  OF  REFERENCE  ONLY  AND  DO  NOT  AFFECT
INTERPRETATION.
30.2 TIME OF DAY REFERS TO THE LOCAL TIME THEN APPLICABLE IN SYDNEY, NEW SOUTH WALES.
30.3     IF  ANY  PROVISION  OF  THIS  CONTRACT  IS  OR  BECOMES  INVALID OR NOT
ENFORCEABLE  IN  ACCORDANCE  WITH  ITS  TERMS,  ALL  OTHER  PROVISIONS WHICH ARE
SELF-SUSTAINING AND CAPABLE OF SEPARATE ENFORCEMENT WITHOUT REGARD TO THE INVALID OR UNENFORCEABLE PROVISION WILL BE AND CONTINUE TO BE VALID AND ENFORCEABLE IN ACCORDANCE WITH THEIR TERMS.
31.     AMENDMENTS  TO  PRINTED  PROVISIONS
        -----------------------------------
THE  PROVISIONS  OF THIS CONTRACT SPECIFIED IN THIS CLAUSE ARE DEEMED AMENDED AS
FOLLOWS:
31.1     SETTLEMENT  CHEQUE
IN CLAUSE 1 THE DEFINITION OF "SETTLEMENT CHEQUE" IS DELETED AND REPLACED BY THE
FOLLOWING:
"AN UNENDORSED CHEQUE MADE PAYABLE TO THE PERSON TO BE PAID AND DRAWN ON ITS OWN FUNDS BY A BANK THAT CARRIES ON BUSINESS IN AUSTRALIA OR, IF AUTHORISED IN
WRITING  BY  THE  VENDOR  OR  THE  VENDOR'S  SOLICITORS,  SOME  OTHER  CHEQUE;"
31.2     INVESTMENT  OF  DEPOSIT
TO CLAUSE 3 ADD: "NOTWITHSTANDING THE FOREGOING, IF THIS CONTRACT IS COMPLETED BUT ONE PARTY (OR WHERE A PARTY COMPRISES TWO OR MORE PERSONS, ALL OF THEM) FAILS TO FURNISH THE DEPOSITHOLDER WITH HIS TAX FILE NUMBER OR EXEMPTION FROM QUOTATION THEREOF, ALL NET INTEREST AFTER DEDUCTIONS AS AFORESAID SHALL BE PAID TO THE OTHER PARTY".
31.3     CLAIMS
IN  CLAUSE  7.1.1  CHANGE  "5%"  TO  "2.5%";
31.4     CLAUSE  13
CLAUSES  13.2,  13.4,  13.5,  13.6,  13.7,  13.8  AND  13.9  ARE  DELETED.
31.5     CLAUSE  16.5
CLAUSE  16.5  IS  DELETED.
31.6     POSSESSION  BEFORE  COMPLETION
TO  CLAUSE  18  ADD:
"18.8 IF ANY FEE OR RENT PAYABLE BY THE PURCHASER IS IN ARREARS FOR A PERIOD EXCEEDING 7 DAYS, OR IF THE PURCHASER DOES NOT COMPLY WITH ANY PART OF THIS CLAUSE, IMMEDIATELY AFTER THE VENDOR SERVES NOTICE REQUIRING THE PURCHASER TO VACATE THE PROPERTY THE PURCHASER MUST DO SO."
31.7     LAND  TAX
CLAUSE  16.6  IS  DELETED.
31.8     FACSIMILE
DELETE  CLAUSE  20.6.5  AND  SUBSTITUTE:
"20.6.5 SERVED IF IT IS SENT BY FAX TO THE PARTY'S SOLICITOR. THE DOCUMENT WILL BE DEEMED TO HAVE BEEN DULY SERVED WHEN THE TRANSMISSION HAS BEEN COMPLETED EXCEPT WHERE:
(A) THE SENDER'S MACHINE INDICATES A MALFUNCTION IN TRANSMISSION OR THE RECIPIENT IMMEDIATELY NOTIFIES THE SENDER OF AN INCOMPLETE TRANSMISSION, IN WHICH CASE THE DOCUMENT WILL BE DEEMED NOT TO HAVE BEEN SERVED; OR
(B) THE TRANSMISSION IS MADE ON A DAY WHICH IS NOT A BUSINESS DAY OR AFTER 5.00PM ON A BUSINESS DAY, IN WHICH CASES THE DOCUMENT WILL BE DEEMED TO HAVE BEEN SERVED AT 9.00AM ON THE NEXT BUSINESS DAY;"
31.9     CLAUSE  29
CLAUSE  29  IS  DELETED.
32.     PURCHASER'S  ACKNOWLEDGMENTS
        ----------------------------
SUBJECT TO SECTION 52A(2)(B) OF THE CONVEYANCING ACT, 1919 AND THE REGULATIONS UNDER THAT ACT THE PURCHASER ACKNOWLEDGES AND AGREES THAT:
32.1     THE  PURCHASER  PURCHASES  THE  PROPERTY:
(A)     RELYING  ON THE PURCHASER'S OWN KNOWLEDGE, INSPECTION AND ENQUIRIES; AND
(B) IN ITS EXISTING CONDITION AND STATE OF REPAIR AND SUBJECT TO ALL INFESTATIONS AND DILAPIDATION;
32.2 EXCEPT FOR ANYTHING CONTAINED IN THIS CONTRACT, ANY WARRANTIES BY OR ON BEHALF OF THE VENDOR, EXPRESS OR IMPLIED, AS TO ANY PURPOSE FOR WHICH THE PROPERTY, OR FOR WHICH ANY BUILDING WHICH IS OR MAY BE ERECTED ON THE PROPERTY, CAN BE USED ARE EXPRESSLY NEGATIVED;
32.3 THE PURCHASER CANNOT MAKE A CLAIM, OBJECTION OR REQUISITION OR RESCIND OR TERMINATE IN RESPECT OF ANY OF THE FOLLOWING MATTERS:
(A) THE PRESENCE ON THE PROPERTY OF ANY SEWER, MANHOLE, VENT, MAINS, CONNECTIONS, WIRES, PIPES, CONDUITS, CHANNELS OR DISTRIBUTORS WITH RESPECT TO ANY SERVICE AS REFERRED TO IN BRACKETS IN CLAUSE 10.1.2;
(B)     ANY ROOF AND/OR YARDWATER DRAINAGE OR PIPE BEING CONNECTED TO THE SEWER;
(C) WHETHER OR NOT ANY IMPROVEMENTS HAVE BEEN CONSTRUCTED OVER OR ADJACENT TO THE SEWER MAIN OR OTHER INSTALLATIONS OF SYDNEY WATER CORPORATION (OR OTHER COMPETENT AUTHORITY) AND WHETHER OR NOT ANY APPROVALS FOR SUCH CONSTRUCTION HAVE BEEN OBTAINED AND WHETHER OR NOT ANY CONDITIONS OF ANY APPROVAL HAVE BEEN COMPLIED WITH.
33.     DEATH,  MENTAL  ILLNESS,  LIQUIDATION,  ETC
        -------------------------------------------
WITHOUT IN ANY MANNER NEGATING LIMITING OR RESTRICTING ANY RIGHTS OR REMEDIES WHICH WOULD HAVE BEEN AVAILABLE TO THE VENDOR AT LAW OR IN EQUITY HAD THIS CLAUSE NOT BEEN INCLUDED, SHOULD THE PURCHASER (OR, WHERE THE PURCHASER COMPRISES MORE THAN ONE PERSON, ANY OF THEM) PRIOR TO COMPLETION:
(A) DIE OR BECOME MENTALLY ILL THEN THE VENDOR CAN RESCIND BY SERVING NOTICE ON THE PURCHASER'S SOLICITOR; OR
(B) AS DEBTOR, ENTER INTO ANY COMPOSITION UNDER PART X OF THE BANKRUPTCY ACT 1966 (COMMONWEALTH) OR, BEING A BODY CORPORATE, RESOLVE TO GO INTO LIQUIDATION OR BE SUBJECT TO AN APPLICATION FOR ITS WINDING UP MADE TO THE COURT OR ENTER INTO ANY COMPROMISE OR ARRANGEMENT WITH ITS CREDITORS UNDER THE CORPORATIONS LAW OR OTHER APPLICABLE LAW OR SHOULD ANY LIQUIDATOR, PROVISIONAL LIQUIDATOR, RECEIVER, RECEIVER AND MANAGER OR OFFICIAL MANAGER BE APPOINTED IN RESPECT OF THE PURCHASER, THEN THE PURCHASER SHALL IMMEDIATELY AND WITHOUT NOTICE BE IN BREACH OF THIS CONTRACT IN AN ESSENTIAL RESPECT.
34.     (DELETED)
35.     SURVEY  ETC
        -----------
ANNEXED  TO  THIS  CONTRACT  IS  A  COPY  OF
(A)     A  SURVEY  REPORT  BY  WILLIAM  L BACKHOUSE PTY LIMITED DATED 5 DECEMBER
2001;
(B) BUILDING CERTIFICATE GIVEN UNDER LEGISLATION DATED 21 MARCH 2002 ISSUED BY RYDE CITY COUNCIL.
THE PURCHASER CANNOT MAKE A CLAIM OR REQUISITION OR RESCIND OR TERMINATE IN RESPECT OF ANY MATTER DISCLOSED OR REFERRED TO THEREIN INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ANY ENCROACHMENTS WHICH ARE SHOWN IN THE SAID SURVEY REPORT OR ANY ENCROACHMENT ON TO ANY EASEMENT OR THE SIZE OR LOCATION OF THE SUBSTATION PREMISES.
36.     (DELETED)
37.     (DELETED)
38.     EXCLUSIONS
        ----------
THE  PURCHASER  ACKNOWLEDGES  THAT:
(A) THE EXCLUSIONS LISTED BELOW ARE NOT INCLUDED IN THE SALE AND FORM PART OF THE LESSEE'S FITTINGS UNDER THE LEASE REFERRED TO IN CLAUSE 44;
(B) THE EXCLUSIONS NEED NOT BE REMOVED FROM THE PROPERTY ON OR PRIOR TO COMPLETION; AND
(C) RESMED LIMITED, AS LESSEE UNDER THE SAID LEASE, WILL BE OBLIGED TO REMOVE THE EXCLUSIONS FROM THE PROPERTY PRIOR TO ITS VACATING THE PROPERTY,
SUBJECT  TO  THE  TERMS  OF  THE  SAID  LEASE  IN  THAT  REGARD.
EXCLUSIONS: ALL ARTWORK, ALL OFFICE FURNITURE, WORKSTATIONS, LABORATORY BENCHES, BOARDROOM FURNITURE, MEETING ROOM FURNITURE, RESOURCES ROOM FURNITURE, AUDIO VISUAL SYSTEMS, AUDIO/VIDEO CONFERENCING EQUIPMENT, ALL PRODUCTION EQUIPMENT, PRODUCTION RELATED COMPRESSORS, PRODUCTION RELATED CHILLERS AND ALL WAREHOUSE RACKING.
39.     ENVIRONMENTAL  MATTERS
        ----------------------
39.1     IN  THIS  CLAUSE:
"CONTAMINATION" MEANS ANY POLLUTION, CONTAMINATION, DEGRADATION OR POISONING OF OR WHICH AFFECTS OR MAY AFFECT OR WHICH HAS OR MAY HAVE ITS ORIGIN (AND WHETHER BEFORE, ON OR AFTER THE DATE OF THIS CONTRACT) ON THE PROPERTY OR ANY PART OF THE PROPERTY OR ANY DAMAGE ARISING THEREFROM AND, WITHOUT LIMITATION, INCLUDES CONTAMINATION AS DEFINED IN THE CONTAMINATED LAND MANAGEMENT ACT 1997 AND ANYTHING REFERRED TO OR IDENTIFIED AS CONTAMINATION IN THE ENVIRONMENTAL REPORT. "ENVIRONMENTAL LEGISLATION" MEANS ANY STATE OR FEDERAL STATUTE RELATING TO HEALTH OR THE ENVIRONMENT (INCLUDING, WITHOUT LIMITATION, ENVIRONMENT AS DEFINED IN THE CONTAMINATED LAND MANAGEMENT ACT 1997) INCLUDING, WITHOUT LIMITATION, THE CLEAN AIR ACT 1961, THE CLEAN WATERS ACT 1970, THE CONTAMINATED LAND MANAGEMENT ACT 1997, THE ENVIRONMENTAL OFFENCES & PENALTIES ACT 1989, THE ENVIRONMENTAL PLANNING & ASSESSMENT ACT 1979, THE ENVIRONMENTALLY HAZARDOUS CHEMICALS ACT 1985, THE NOISE CONTROL ACT 1975, THE POLLUTION CONTROL ACT 1970, THE PROTECTION OF THE ENVIRONMENT ADMINISTRATION ACT 1991, THE PROTECTION OF THE ENVIRONMENT OPERATIONS ACT 1997, THE UNHEALTHY BUILDING LAND ACT 1990 AND THE WASTE MINIMISATION & MANAGEMENT ACT 1995, ALL AS AMENDED FROM TIME TO TIME (OR ANY ACT WHICH REPLACES OR SUBSTITUTES ANY OF THEM) TOGETHER WITH ALL REGULATIONS MADE
UNDER  THEM  AS  AMENDED  FROM  TIME  TO  TIME;
"ENVIRONMENTAL REPORT" MEANS EACH OF THE GEOTECHNICAL & ENVIRONMENTAL STUDY DATED 10 MARCH 1995 BY COFFEY PARTNERS INTERNATIONAL PTY LIMITED (COPY ATTACHED) AND THE ENVIRONMENTAL DUE DILIGENCE REPORT DATED DECEMBER 2001 BY NOEL ARNOLD AND ASSOCIATES PTY LIMITED (COPY ATTACHED).
39.2 (A) THE PURCHASER ACKNOWLEDGES AND WARRANTS THAT PRIOR TO THE DATE OF THIS CONTRACT THE PURCHASER PERUSED AND WAS SATISFIED AS TO THE CONTENTS OF THE ENVIRONMENTAL REPORT.
(B) THE VENDOR DOES NOT WARRANT THAT THE ENVIRONMENTAL REPORT WAS, OR IS AT THE DATE OF THIS CONTRACT, ACCURATE OR COMPLETE.
39.3 THE PURCHASER SHALL NOT BE ENTITLED TO MAKE A CLAIM OR REQUISITION EITHER BEFORE OR AFTER COMPLETION OR TO RESCIND OR TERMINATE OR DELAY COMPLETION OF THIS CONTRACT IN RESPECT OF:
(A) ANY MATTER DISCLOSED OR REFERRED TO IN OR ARISING FROM THE ENVIRONMENTAL REPORT; OR
(B) SUBJECT TO CLAUSES 39.5 AND 39.6 AND CLAUSE 15 OF THE LEASE REFERRED TO IN CLAUSE 44:
(I)     CONTAMINATION;  OR
(II) ANY BREACH OF OR CLAIM, ORDER, DECLARATION, NOTICE OR PROPOSAL UNDER ANY ENVIRONMENTAL LEGISLATION IN RESPECT OF CONTAMINATION; OR
(III) THE COSTS OR EXPENSES OF OR INCIDENTAL TO ANY INVESTIGATION, PROPOSAL OR REMEDIATION IN RELATION TO CONTAMINATION.
39.4 SUBJECT TO CLAUSES 39.5 AND 39.6 AND CLAUSE 15 OF THE LEASE REFERRED TO IN CLAUSE 44:
(A) THE PURCHASER MUST COMPLY AT THE PURCHASER'S COST WITH THE REQUIREMENTS OF ANY ENVIRONMENTAL LEGISLATION RELATING TO CONTAMINATION OR OTHERWISE
AFFECTING  THE  PROPERTY  AND  WITH  ALL  NOTICES  AND  REQUIREMENTS  OF  ANY
GOVERNMENTAL, SEMI-GOVERNMENTAL, CITY, MUNICIPAL, LICENSING OR ANY OTHER AUTHORITY HAVING JURISDICTION OR AUTHORITY IN THAT REGARD; AND
(B)     THE  PURCHASER  RELEASES THE VENDOR AND RESMED LIMITED AND THE PURCHASER
INDEMNIFIES AND WILL KEEP INDEMNIFIED THE VENDOR AND RESMED LIMITED FROM AND AGAINST ALL DEMANDS, CLAIMS, EXPENSES, PROCEEDINGS OR LIABILITIES WHATEVER AND HOWEVER ARISING FROM OR IN RESPECT OF CONTAMINATION, OR ANY LEACHING WITHIN THE PROPERTY OF CONTAMINATION OR FROM OR TO THE PROPERTY OF CONTAMINATION IN OR ON TO OR FROM ANY ADJOINING LAND, WATERCOURSE OR BODY OF WATER, OR ANY OTHER MATTER DISCLOSED HEREIN.
39.5 THE VENDOR WARRANTS THAT AS AT THE DATE OF THIS CONTRACT AND EXCEPT AS DISCLOSED HEREIN IT IS NOT AWARE OF:
(A) ANY SUBSISTING NOTICES, ORDERS, FINES, PENALTIES OR PROCEEDINGS ISSUED, IMPOSED OR COMMENCED BY THE ENVIRONMENT PROTECTION AUTHORITY, THE STATE POLLUTION CONTROL COMMISSION OR ANY OTHER GOVERNMENTAL OR SEMI-GOVERNMENTAL BODY OR AUTHORITY OR ANY OTHER PERSON OR CORPORATION FOR ANY POLLUTION OR
CONTAMINATION TO THE PROPERTY OR POLLUTION OR CONTAMINATION EMANATING FROM THE PROPERTY AND AFFECTING ANY ADJOINING PROPERTY OR FOR COMPLIANCE REQUIREMENTS UNDER ANY ENVIRONMENTAL LEGISLATION;
(B)     CONTAMINATION  OR  THE  LIKELIHOOD  OF  CONTAMINATION  OF  THE PROPERTY.
39.6 DESPITE ANY OTHER PROVISIONS OF THIS CONTRACT, THE VENDOR SHALL REMAIN LIABLE TO THE PURCHASER AND TO ALL THIRD PARTIES AND AUTHORITIES IN RESPECT OF ALL LIABILITY ARISING AS A RESULT OF THE PRESENCE OF ANY CONTAMINATION ON, IN, ABOVE OR UNDER THE PROPERTY WHICH EXISTED AT OR PRIOR TO THE DATE OF COMPLETION AND WHICH OCCURRED DURING OWNERSHIP OF THE PROPERTY BY THE VENDOR AND WHICH HAD ITS ORIGIN ON THE PROPERTY (OTHER THAN CONTAMINATION DISCLOSED OR REFERRED TO HEREIN) AND INDEMNIFIES THE PURCHASER FROM AND IN RESPECT OF ALL CLAIMS, DEMANDS, SUITS, ACTIONS, PROCEEDINGS AND COSTS ARISING IN RESPECT OF SUCH CONTAMINATION.
39.7 THE PURCHASER ACKNOWLEDGES THAT THE PURCHASER, WHEN ENTERING INTO THIS CONTRACT, RELIED EXCLUSIVELY ON THE FOLLOWING MATTERS INDEPENDENTLY OF ANY STATEMENTS, INDUCEMENTS OR REPRESENTATIONS MADE BY OR ON BEHALF OF THE VENDOR:
(A) INSPECTIONS OF AND INVESTIGATIONS RELATING TO THE PROPERTY INCLUDING THE ENVIRONMENTAL REPORT MADE BY OR ON BEHALF OF THE PURCHASER;
(B)     THE  SKILL  AND  JUDGMENT  OF  THE  PURCHASER,  ITS  CONSULTANTS  AND
REPRESENTATIVES;
(C) OPINIONS OR ADVICE OBTAINED BY THE PURCHASER INDEPENDENTLY OF THE VENDOR OR OF THE VENDOR'S AGENTS OR EMPLOYEES.
39.8 THE PROVISIONS OF THIS CLAUSE SHALL NOT MERGE ON COMPLETION OR IN THE TRANSFER OF THE PROPERTY.
40.     SERVICE  CONTRACTS
        ------------------
40.1 IN THIS CLAUSE "SERVICE CONTRACTS" MEANS THE FOLLOWING CONTRACTS FOR SERVICING OR MAINTAINING PLANT OR EQUIPMENT OR FOR THE PROVISION OF SERVICES AT THE PROPERTY, COPIES OF WHICH HAVE BEEN PROVIDED TO THE PURCHASER PRIOR TO THE DATE OF THIS CONTRACT:
(A)     ELEVATOR  SERVICE  AGREEMENT  WITH  KONE ELEVATORS PTY LIMITED ("KONE");
(B) AIR CONDITIONING MAINTENANCE AGREEMENT WITH MCNEALL INDUSTRIAL TECHNOLOGIES PTY LIMITED;
(C)     CHILLER  MAINTENANCE  AGREEMENT  WITH  YORK  INTERNATIONAL AUSTRALIA PTY
LIMITED;
(D) AIR CONDITIONING PREVENTIVE MAINTENANCE CONTRACT WITH MCNEALL INDUSTRIAL TECHNOLOGIES PTY LIMITED;
(E) FIRE PROTECTION SERVICE AGREEMENT WITH AUTOMATIC FIRE PROTECTION DESIGN PTY LIMITED;
(F)     GENERATOR MAINTENANCE AGREEMENT WITH CUMMINS ENGINE COMPANY PTY LIMITED.
40.2     THE  PARTIES  ACKNOWLEDGE  THAT:
(A)     THE  SERVICE  CONTRACTS  ARE  WITH  RESMED  LIMITED;
(B)     SUBJECT  TO  CLAUSE  40.4,  THE  SERVICE  CONTRACTS  WILL CONTINUE AFTER
COMPLETION.
40.3 THE PURCHASER APPROVES THE CONTRACTORS WITH WHOM RESMED LIMITED HAS CONTRACTED UNDER THE SERVICE CONTRACTS AS SPECIALIST CONTRACTORS FOR THE PURPOSE OF CLAUSE 14.1(B) OF THE LEASE REFERRED TO IN CLAUSE 44.
40.4     THE  VENDOR  SHALL  PROCURE  RESMED LIMITED TO ASSIGN AND THE PURCHASER
AGREES TO TAKE AN ASSIGNMENT OF THE ELEVATOR SERVICE AGREEMENT WITH KONE, SUBJECT TO THE CONSENT OF KONE. THE VENDOR SHALL PROCURE RESMED LIMITED TO, AND THE PURCHASER SHALL, USE ITS BEST ENDEAVOURS TO EFFECT SUCH ASSIGNMENT AS SOON AS PRACTICABLE AFTER COMPLETION AND TO OBTAIN A RELEASE BY KONE OF THE
OBLIGATIONS  OF  RESMED  LIMITED  UNDER  THE  AGREEMENT.
40.5 THE PURCHASER CANNOT MAKE ANY REQUISITION OR CLAIM OR RESCIND OR TERMINATE OR DELAY COMPLETION OF THIS CONTRACT IN RESPECT OF ANYTHING REFERRED TO IN THIS CLAUSE OR ANYTHING IN RELATION TO THE SERVICE CONTRACTS.
40.6 THE PROVISIONS OF THIS CLAUSE SHALL NOT MERGE IN THE TRANSFER OR ON COMPLETION.
41.     GST
        ---
41.1     IN  THIS  CONTRACT:
"GST"  MEANS  THE  SAME  AS  IN  THE  GST  LAW;
"GST  LAW"  MEANS  THE  SAME  AS  "GST  LAW"  MEANS  IN  THE  GST  ACT.
41.2     CLAUSES  13.2, 13.4 13.5, 13.6, 13.7, 13.8 AND 13.9 ARE DEEMED DELETED.
41.3 ANY AMOUNTS PAYABLE UNDER THIS CONTRACT (OTHER THAN SUMS PAYABLE UNDER THIS CLAUSE) DO NOT INCLUDE GST.
41.4     IF  ANY  GST  IS  OR  BECOMES  PAYABLE BY THE VENDOR IN RELATION TO ANY
ASPECT OF ITS SALE OF THE PROPERTY OR WITH RESPECT TO ANYTHING SUPPLIED (OR DEEMED TO BE SUPPLIED) BY THE VENDOR TO THE PURCHASER UNDER THIS CONTRACT, THEN THE PURCHASER MUST PAY THE VENDOR (IN ADDITION TO THE AMOUNTS REFERRED TO IN THE PRECEDING SUBCLAUSE) A SUMS OR SUMS ON ACCOUNT OF GST, EACH SUM TO BE CALCULATED BY MULTIPLYING THE AMOUNT PAYABLE BY THE PURCHASER FOR THE RELEVANT SUPPLY BY
THE  PREVAILING  GST  RATE.
41.5 THE PURCHASER MUST MAKE PAYMENT UNDER THIS CLAUSE ON COMPLETION. IT IS AN ESSENTIAL TERM OF THIS CONTRACT THAT SUCH SUMS ON ACCOUNT OF GST, AND ANY SUMS PAYABLE BY THE PURCHASER UNDER THE NEXT SUBCLAUSE, ARE PAID ON OR BEFORE COMPLETION AND THE PURCHASER IS NOT ENTITLED TO REQUIRE THE VENDOR TO COMPLETE UNLESS SUCH SUMS ARE SO PAID.
41.6 IF ANY INTEREST, FINE, PENALTY, ADDITIONAL TAX OR OTHER SUM LEVIED AGAINST THE VENDOR FOR NON-PAYMENT OF GST ("DEFAULT GST") BECOMES PAYABLE AS A RESULT OF NON-PAYMENT OR DELAYED PAYMENT BY THE PURCHASER UNDER THIS CLAUSE, THE PURCHASER MUST PAY ANY SUCH DEFAULT GST. IT SHALL NOT BE A DEFENCE TO A CLAIM AGAINST THE PURCHASER FOR PAYMENT TO THE VENDOR OF ANY DEFAULT GST THAT THE VENDOR HAS FAILED TO MITIGATE THE VENDOR'S DAMAGES BY NOT PAYING GST WHEN IT FELL DUE.
41.7     REIMBURSEMENTS
A PARTY'S OBLIGATION TO REIMBURSE ANOTHER PARTY FOR AN AMOUNT PAID OR PAYABLE TO A THIRD PARTY (EG A PARTY'S OBLIGATION TO PAY ANOTHER PARTY'S LEGAL COSTS) INCLUDES GST ON THE AMOUNT PAID OR PAYABLE TO THE THIRD PARTY EXCEPT TO THE EXTENT THAT THE PARTY BEING REIMBURSED IS ENTITLED TO CLAIM AN INPUT TAX CREDIT FOR THAT GST.
41.8     INDEMNITIES
(A)     IF  A  PAYMENT  UNDER AN INDEMNITY GIVES RISE TO A LIABILITY TO PAY GST,
THE  PAYER  MUST  PAY,  AND INDEMNIFY THE PAYEE AGAINST, THE AMOUNT OF THAT GST.
(B) IF A PARTY HAS AN INDEMNITY FOR A COST ON WHICH THAT PARTY MUST PAY GST, THE INDEMNITY IS FOR THE COST PLUS ALL GST (EXCEPT ANY GST FOR WHICH THAT PARTY CAN OBTAIN AN INPUT TAX CREDIT).
(C) A PARTY MAY RECOVER PAYMENT UNDER AN INDEMNITY BEFORE IT MAKES THE PAYMENT IN RESPECT OF WHICH THE INDEMNITY IS GIVEN.
41.9 THE PROVISIONS OF THIS CLAUSE SHALL NOT MERGE ON COMPLETION OR IN THE TRANSFER OF THE PROPERTY.
42.     ADJUSTMENTS
        -----------
42.1     NOTWITHSTANDING  ANY  OTHER  PROVISION  OF  THIS  CONTRACT:
(A) NO ADJUSTMENTS OF COUNCIL RATES, WATER RATES OR CHARGES OR LAND TAX ("STATUTORY OUTGOINGS") SHALL BE MADE AT COMPLETION;
(B) ON OR PRIOR TO COMPLETION THE VENDOR MUST PAY ALL ARREARS OF STATUTORY OUTGOINGS AND ALL INSTALMENTS OF STATUTORY OUTGOINGS CHARGED FOR PERIODS CURRENT AT THE DATE OF COMPLETION ("INSTALMENTS") WHERE THOSE INSTALMENTS ARE PAYABLE ON OR PRIOR TO COMPLETION.
42.2 THE PURCHASER CANNOT MAKE ANY REQUISITION OR CLAIM OR RESCIND OR TERMINATE OR DELAY COMPLETION OF THIS CONTRACT, NOR REQUIRE A LAND TAX CERTIFICATE SHOWING NO CHARGE ON THE LAND, IN RESPECT OF INSTALMENTS NOT DUE ON OR PRIOR TO COMPLETION NOT HAVING BEEN PAID ON OR PRIOR TO COMPLETION.
42.3 THE PARTIES ACKNOWLEDGE THAT RESMED LIMITED IS OBLIGATED TO PAY STATUTORY OUTGOINGS UNDER THE LEASE REFERRED TO IN CLAUSE 44.
43.     SUBJECT  TO  LEASE
        ------------------
THE PROPERTY IS SOLD SUBJECT TO THE LEASE REGISTERED AS 6745832 (COPY ATTACHED) AND CLAUSE 24 APPLIES. THE PURCHASER CANNOT MAKE A CLAIM OR REQUISITION IN RESPECT OF THE VENDOR NOT HOLDING OR HANDING OVER ON COMPLETION THE ORIGINAL OF THE SAID LEASE.
44.     LEASE  BACK
        -----------
(A) UPON COMPLETION OF THIS CONTRACT THE PURCHASER (AS LANDLORD) SHALL GRANT AND THE VENDOR SHALL PROCURE RESMED LIMITED ACN 003 765 142 (AS TENANT) TO
ACCEPT  A  LEASE  OF  THE  PROPERTY  FOR  THE  TERM AND AT THE RENT AND UPON THE
CONDITIONS  CONTAINED  IN  THE  FORM  OF  LEASE  ANNEXED  HERETO  MARKED  "Z".
(B) SUCH LEASE SHALL COMMENCE ON THE DATE OF COMPLETION OF THIS CONTRACT AND THE COMMENCEMENT AND EXPIRY DATES OF THE TERM SHALL BE INSERTED IN THE LEASE ACCORDINGLY.
(C) THE VENDOR SHALL PROCURE RESMED LIMITED TO EXECUTE AND HAVE DULY STAMPED THE LEASE DOCUMENT IN TRIPLICATE;
(D) WITHIN 21 DAYS AFTER THE CONTRACT DATE THE VENDOR SHALL SUBMIT TO THE PURCHASER THE STAMPED ORIGINAL EXECUTED LEASE AND A STAMPED COPY EXECUTED LEASE. THE PURCHASER SHALL EXECUTE, AND PROCURE MACQUARIE GOODMAN FUNDS MANAGEMENT LIMITED AS RESPONSIBLE ENTITY TO EXECUTE, THOSE DOCUMENTS. THE PURCHASER SHALL HOLD THOSE DOCUMENTS IN ESCROW PENDING COMPLETION. IF THIS CONTRACT IS RESCINDED OR TERMINATED, THE PURCHASER SHALL FORTHWITH THEREAFTER RETURN THOSE
DOCUMENTS  TO  THE  VENDOR.
(E) ON COMPLETION THE PURCHASER SHALL DELIVER TO THE VENDOR THE COPY LEASE DULY EXECUTED BY THE PURCHASER AND MACQUARIE GOODMAN FUNDS MANAGEMENT LIMITED. ON COMPLETION THE VENDOR SHALL DELIVER TO THE PURCHASER A FURTHER STAMPED COPY
OF  THE  LEASE  EXECUTED  BY  RESMED  LIMITED.
(F) ON COMPLETION THE PURCHASER SHALL PROVIDE WRITTEN EVIDENCE TO THE VENDOR THAT ANY MORTGAGEE OF THE PURCHASER CONSENTS TO THE LEASE.
(G) ON OR BEFORE COMPLETION THE VENDOR WILL PROCURE RESMED LIMITED TO PROVIDE THE PURCHASER WITH A CERTIFICATE OF CURRENCY FOR POLICY IS10017/00 AS REFERRED TO IN CLAUSE 7.7(B) OF THE LEASE EVIDENCING THAT CLAUSE 7.7(E)(I) OF THE LEASE HAS BEEN COMPLIED WITH.
(H) PURSUANT TO THE PROVISIONS OF THIS CLAUSE, THE VENDOR SHALL NOT BE REQUIRED TO GIVE VACANT POSSESSION OF THE PROPERTY UPON COMPLETION TO THE INTENT THAT COMPLETION OF THIS CONTRACT IS CONDITIONAL ON THE LEASE BEING ENTERED INTO.
(I) THE VENDOR SHALL PROCURE RESMED LIMITED TO PAY TO THE PURCHASER ON COMPLETION REGISTRATION FEES AND THE RENT (AS WELL AS GST ON THE RENT) FOR THE FIRST MONTH PAYABLE IN RELATION TO THE LEASE AND THE PURCHASER SHALL ON COMPLETION GIVE THE VENDOR FOR FORWARDING TO RESMED LIMITED A TAX INVOICE (AS REFERRED TO IN CLAUSE 13.1) IN RESPECT OF THE RENT PAID. NOTWITHSTANDING THE PROVISIONS OF THE LEASE EACH PARTY SHALL BEAR ITS OWN LEGAL COSTS IN RESPECT OF PREPARING, NEGOTIATING AND ENGROSSING THE LEASE.
(J) FOLLOWING COMPLETION THE PURCHASER SHALL PROCURE THE REGISTRATION OF THE LEASE WITHOUT DELAY AND THEREAFTER SHALL PROMPTLY DELIVER TO THE VENDOR THE ORIGINAL OF THE LEASE.
(K)     THE  PROVISIONS  OF  THIS  CLAUSE  SHALL  NOT  MERGE  ON  COMPLETION.
45.     NOTICE  TO  COMPLETE
        --------------------
45.1 A NOTICE TO COMPLETE SERVED BY EITHER PARTY CAN REQUIRE COMPLETION TO BE EFFECTED BY A TIME AND ON A DATE WHICH DATE IS 14 DAYS OR MORE (AS SPECIFIED IN THE NOTICE) AFTER THE DATE OF SERVICE OF THE NOTICE. THE PARTIES AGREE THAT SUCH NOTICE IS SUFFICIENT AT LAW AND IN EQUITY TO MAKE TIME OF THE ESSENCE IN RESPECT OF THE TIME (BOTH THE DATE AND THE HOUR OF THE DAY) SPECIFIED IN THE NOTICE.
45.2 THE PARTIES FURTHER AGREE THAT A PERIOD OF AT LEAST 14 DAYS FROM (BUT EXCLUDING) THE DATE OF SERVICE OF THE NOTICE TO (AND INCLUDING) THE DATE FOR
COMPLETION SPECIFIED IN THE NOTICE WILL BE A SUFFICIENT AND REASONABLE PERIOD FOR THE PARTY SERVED TO COMPLETE THIS CONTRACT, AND WILL BE A SUFFICIENT AND REASONABLE PERIOD AS AFORESAID EVEN THOUGH THAT PERIOD INCLUDES (BUT DOES NOT EXPIRE ON) ANY DAYS WHICH ARE NOT BUSINESS DAYS.
45.3     A  PARTY  CAN  AT  ANY  TIME  WITHDRAW  HIS  NOTICE TO COMPLETE WITHOUT
PREJUDICE  TO  HIS  CONTINUING  RIGHT  TO  GIVE  ANY  FURTHER  SUCH  NOTICE.
46.     INTEREST
        --------
46.1 IN THIS CLAUSE "NON-INTEREST DAY" MEANS ANY BUSINESS DAY AFTER THE COMPLETION DATE DURING THE WHOLE OF WHICH BUSINESS DAY THE VENDOR IS UNABLE OR UNWILLING TO COMPLETE THIS CONTRACT AND THE PURCHASER IS ABLE AND WILLING TO COMPLETE.
46.2 IF COMPLETION IS NOT EFFECTED ON OR BEFORE THE COMPLETION DATE THEN, WITHOUT PREJUDICE TO ANY OTHER REMEDY OF THE VENDOR AND IN ADDITION TO ALL OTHER AMOUNTS PAYABLE BY THE PURCHASER TO THE VENDOR UNDER THIS CONTRACT, THE PURCHASER MUST PAY TO THE VENDOR ON COMPLETION INTEREST ON THE #(M)BALANCE OF THE PRICE AT THE RATE OF 10 PER CENT PER ANNUM.
46.3 THE INTEREST ACCRUES FROM DAY TO DAY FROM (BUT EXCLUDING) THE COMPLETION DATE UNTIL (AND INCLUDING) THE DATE OF ACTUAL COMPLETION, BUT NO SUCH INTEREST IS PAYABLE IN RESPECT OF ANY NON-INTEREST DAY, NOR IN RESPECT OF ANY NON-BUSINESS DAY WHERE THE IMMEDIATELY PRECEDING BUSINESS DAY IS A NON-INTEREST DAY.
46.4 IT IS AN ESSENTIAL TERM OF THIS CONTRACT THAT SUCH INTEREST IS PAID TO THE VENDOR ON COMPLETION AND THE PURCHASER IS NOT ENTITLED TO REQUIRE THE VENDOR TO COMPLETE UNLESS SUCH INTEREST IS SO PAID.
47.     LIMITATION  OF  LIABILITY
        -------------------------
47.1 THE PURCHASER (REFERRED TO IN THIS CLAUSE AS "THE CUSTODIAN") ENTERS INTO THIS CONTRACT AS CUSTODIAN AND AGENT OF MACQUARIE GOODMAN FUNDS MANAGEMENT LIMITED A.C.N. 067 796 641, THE RESPONSIBLE ENTITY OF THE TRUST AND IN NO OTHER CAPACITY.
47.2 THE PARTIES OTHER THAN THE CUSTODIAN ACKNOWLEDGE THAT THE OBLIGATIONS ARE INCURRED BY THE CUSTODIAN SOLELY IN ITS CAPACITY AS CUSTODIAN OF THE ASSETS OF THE TRUST AND AS AGENT OF THE RESPONSIBLE ENTITY AND THAT THE CUSTODIAN WILL CEASE TO HAVE ANY OBLIGATION UNDER THIS CONTRACT IF THE CUSTODIAN CEASES FOR ANY REASON TO BE CUSTODIAN OF THE ASSETS OF THE TRUST.
47.3 THE CUSTODIAN WILL NOT BE LIABLE TO PAY OR SATISFY ANY OBLIGATIONS EXCEPT TO THE EXTENT TO WHICH IT IS INDEMNIFIED BY THE RESPONSIBLE ENTITY OR
EXCEPT OUT OF THE ASSETS AGAINST WHICH IT IS ENTITLED TO BE INDEMNIFIED IN RESPECT OF ANY LIABILITY INCURRED BY IT. THE OBLIGATION OF THE RESPONSIBLE ENTITY TO INDEMNIFY THE CUSTODIAN AND THE RIGHT OF THE CUSTODIAN TO BE INDEMNIFIED OUT OF THE ASSETS ARE LIMITED.
47.4 THE PARTIES OTHER THAN THE CUSTODIAN MAY ENFORCE THEIR RIGHTS AGAINST THE CUSTODIAN ARISING FROM NON-PERFORMANCE OF THE OBLIGATIONS ONLY TO THE EXTENT OF THE CUSTODIAN INDEMNITY AS PROVIDED ABOVE IN SUBCLAUSE 3.
47.5 IF ANY PARTY OTHER THAN THE CUSTODIAN DOES NOT RECOVER ALL MONEY OWING TO IT ARISING FROM NON-PERFORMANCE OF THE OBLIGATIONS IT MAY NOT SEEK TO RECOVER THE SHORTFALL BY:
(A)     BRINGING PROCEEDINGS AGAINST THE CUSTODIAN IN ITS PERSONAL CAPACITY;  OR
(B) APPLYING TO HAVE THE CUSTODIAN WOUND UP OR PROVING IN THE WINDING UP OF THE CUSTODIAN.
47.6 EXCEPT IN THE CASE OF AND TO THE EXTENT OF FRAUD, NEGLIGENCE OR BREACH OF DUTY ON THE PART OF THE CUSTODIAN UNDER ITS CUSTODY AGREEMENT WITH THE RESPONSIBLE ENTITY, THE PARTIES OTHER THAN THE CUSTODIAN WAIVE THEIR RIGHTS AND RELEASE THE CUSTODIAN FROM ANY PERSONAL LIABILITY WHATSOEVER, IN RESPECT OF ANY LOSS OR DAMAGE:
(A)     WHICH  THEY  MAY  SUFFER  AS  A  RESULT  OF  ANY:
(I)     BREACH  BY  THE  CUSTODIAN  OF  ANY  OF  ITS  OBLIGATIONS;   OR
(II)     NON-PERFORMANCE  BY  THE  CUSTODIAN  OF  THE  OBLIGATIONS;  AND
(B) WHICH CANNOT BE PAID OR SATISFIED FROM THE INDEMNITY SET OUT ABOVE IN SUBCLAUSE 3 IN RESPECT OF ANY LIABILITY INCURRED BY IT.
47.7 THE PARTIES OTHER THAN THE CUSTODIAN ACKNOWLEDGE THAT THE WHOLE OF THIS CONTRACT IS SUBJECT TO THIS CLAUSE AND SUBJECT TO SUBCLAUSE 6 THE CUSTODIAN SHALL IN NO CIRCUMSTANCES BE REQUIRED TO SATISFY ANY LIABILITY ARISING UNDER, OR FOR NON PERFORMANCE OR BREACH OF ANY OBLIGATIONS UNDER OR IN RESPECT OF, THIS CONTRACT OR UNDER OR IN RESPECT OF ANY OTHER DOCUMENT TO WHICH IT IS EXPRESSED TO BE A PARTY OUT OF ANY FUNDS, PROPERTY OR ASSETS OTHER THAN TO THE EXTENT THAT THIS CONTRACT REQUIRES SATISFACTION OUT OF THE ASSETS OF THE TRUST UNDER THE CUSTODIAN'S CONTROL AND IN ITS POSSESSION AS AND WHEN THEY ARE AVAILABLE TO THE CUSTODIAN TO BE APPLIED IN EXONERATION FOR SUCH LIABILITY.
47.8 THE PARTIES ACKNOWLEDGE THAT THE RESPONSIBLE ENTITY OF THE TRUST IS RESPONSIBLE UNDER THE CONSTITUTION FOR PERFORMING A VARIETY OF OBLIGATIONS RELATING TO THE TRUST, INCLUDING UNDER THIS CONTRACT. THE PARTIES AGREE THAT NO ACT OR OMISSION OF THE CUSTODIAN (INCLUDING ANY RELATED FAILURE TO SATISFY ANY OBLIGATIONS) WILL CONSTITUTE FRAUD, NEGLIGENCE OR BREACH OF DUTY OF THE CUSTODIAN FOR THE PURPOSES OF SUBCLAUSE 6 TO THE EXTENT TO WHICH THE ACT OR OMISSION WAS CAUSED OR CONTRIBUTED TO BY ANY FAILURE OF THE RESPONSIBLE ENTITY OR ANY OTHER PERSON TO FULFIL ITS OBLIGATIONS RELATING TO THE TRUST OR BY ANY OTHER ACT OR OMISSION OF THE RESPONSIBLE ENTITY OR ANY OTHER PERSON.
47.9 NO ATTORNEY, AGENT OR OTHER PERSON APPOINTED IN ACCORDANCE WITH THIS CONTRACT HAS AUTHORITY TO ACT ON BEHALF OF THE CUSTODIAN IN A WAY WHICH EXPOSES THE CUSTODIAN TO ANY PERSONAL LIABILITY AND NO ACT OR OMISSION OF SUCH A PERSON WILL BE CONSIDERED FRAUD, NEGLIGENCE OR BREACH OF DUTY OF THE CUSTODIAN FOR THE PURPOSES OF SUBCLAUSE 6.
47.10 IN THIS CLAUSE THE "OBLIGATIONS" MEANS ALL OBLIGATIONS AND LIABILITIES OF WHATEVER KIND UNDERTAKEN OR INCURRED BY, OR DEVOLVING UPON, THE CUSTODIAN UNDER OR IN RESPECT OF THIS CONTRACT. "ASSETS" INCLUDES ALL ASSETS, PROPERTY AND RIGHTS REAL AND PERSONAL OF ANY VALUE WHATSOEVER OF THE TRUST, AND "RESPONSIBLE ENTITY" MEANS MACQUARIE GOODMAN FUNDS MANAGEMENT LIMITED OR ANY REPLACEMENT RESPONSIBLE ENTITY OF THE TRUST FROM TIME TO TIME. "TRUST" MEANS THE MACQUARIE GOODMAN CAPITAL TRUST, "CUSTODY AGREEMENT" MEANS THE AGREEMENT MADE BETWEEN MACQUARIE GOODMAN FUNDS MANAGEMENT LIMITED (PREVIOUSLY KNOWN AS GOODMAN HARDIE MANAGEMENT AUSTRALIA LIMITED) AND TRUST COMPANY OF AUSTRALIA
LIMITED DATED 17 JANUARY 2000 OR SUCH REPLACEMENT AGREEMENT. "CONSTITUTION" MEANS THE TRUST DEED ESTABLISHING THE TRUST DATED 5 APRIL 2002 AS AMENDED FROM TIME TO TIME.
48.     RESPONSIBLE  ENTITY'S  LIMITATION  OF  LIABILITY
        ------------------------------------------------
48.1 THE RESPONSIBLE ENTITY (AS TESTIFIED BY ITS EXECUTION OF THIS CONTRACT) INCURS OBLIGATIONS UNDER THIS CONTRACT AS RESPONSIBLE ENTITY OF THE TRUST AND IN NO OTHER CAPACITY. AN OBLIGATION CAN BE ENFORCED AGAINST THE RESPONSIBLE ENTITY ONLY TO THE EXTENT TO WHICH IT IS SATISFIED OUT OF PROPERTY OF THE TRUST OUT OF WHICH THE RESPONSIBLE ENTITY IS ACTUALLY INDEMNIFIED FOR THE OBLIGATION. THIS LIMITATION OF THE RESPONSIBLE ENTITY'S LIABILITY APPLIES DESPITE ANY OTHER PROVISION OF THIS CONTRACT AND EXTENDS TO ALL OBLIGATIONS.
48.2 THE PARTIES OTHER THAN THE RESPONSIBLE ENTITY MAY NOT SUE THE RESPONSIBLE ENTITY IN ANY CAPACITY OTHER THAN AS RESPONSIBLE ENTITY OF THE
TRUST, INCLUDING SEEK THE APPOINTMENT OF A RECEIVER (EXCEPT IN RELATION TO PROPERTY OF THE TRUST), A LIQUIDATOR, AN ADMINISTRATOR OR ANY SIMILAR PERSON TO THE RESPONSIBLE ENTITY OR PROVE IN ANY LIQUIDATION, ADMINISTRATION OR ARRANGEMENT OF OR AFFECTING THE RESPONSIBLE ENTITY (EXCEPT IN RELATION TO PROPERTY OF THE TRUST).
48.3 THE PROVISIONS OF THIS CLAUSE DO NOT APPLY TO AN OBLIGATION TO THE EXTENT THAT IT IS NOT SATISFIED BECAUSE UNDER THE TRUST DEED ESTABLISHING THE TRUST OR BY OPERATION OF LAW THERE IS A REDUCTION IN THE EXTENT OF THE RESPONSIBLE ENTITY'S INDEMNIFICATION OUT OF THE ASSETS OF THE TRUST, AS A RESULT OF THE RESPONSIBLE ENTITY'S FRAUD, NEGLIGENCE OR BREACH OF TRUST. THE RESPONSIBLE ENTITY IS NOT TO BE REGARDED AS BEING NEGLIGENT OR IN BREACH OF TRUST TO THE EXTENT TO WHICH ANY FAILURE BY THE RESPONSIBLE ENTITY TO SATISFY ITS OBLIGATIONS UNDER THIS CONTRACT HAS BEEN CAUSED OR CONTRIBUTED TO BY A FAILURE BY ANY PERSON TO FULFIL ITS OBLIGATIONS IN RELATION TO THE TRUST OR ANY OTHER ACT OR OMISSION OF ANOTHER PERSON.
48.4 NO ATTORNEY, AGENT, RECEIVER, OR RECEIVER AND MANAGER APPOINTED IN ACCORDANCE WITH THIS CONTRACT HAS AUTHORITY TO ACT ON BEHALF OF THE RESPONSIBLE ENTITY IN ANY WAY WHICH EXPOSES THE RESPONSIBLE ENTITY TO ANY PERSONAL LIABILITY AND NO ACT OR OMISSION OF ANY SUCH PERSON WILL BE CONSIDERED FRAUD, NEGLIGENCE OR BREACH OF TRUST OF THE RESPONSIBLE ENTITY FOR THE PURPOSE OF SUBCLAUSE 3 OF THIS CLAUSE.
48.5 THE RESPONSIBLE ENTITY IS NOT OBLIGED TO DO OR REFRAIN FROM DOING ANYTHING UNDER THIS CONTRACT (INCLUDING INCUR ANY LIABILITY) UNLESS THE RESPONSIBLE ENTITY'S LIABILITY IS LIMITED IN THE SAME MANNER AS SET OUT IN SUBCLAUSES 1 TO 3 OF THIS CLAUSE.
48.6     FOR  THE  PURPOSES  OF  THIS  CLAUSE:
"OBLIGATIONS" MEANS ALL OBLIGATIONS AND LIABILITIES OF WHATSOEVER KIND, UNDERTAKEN OR INCURRED BY, OR DEVOLVING UPON THE RESPONSIBLE ENTITY UNDER OR IN RESPECT OF THIS CONTRACT OR ANY DEED, AGREEMENT OR OTHER INSTRUMENT COLLATERAL WITH THIS CONTRACT OR GIVEN OR ENTERED INTO UNDER THIS CONTRACT AND INCLUDES, WITHOUT LIMITATION, ALL LIABILITIES OF THE RESPONSIBLE ENTITY IN ANY WAY CONNECTED WITH ANY REPRESENTATION, WARRANTY, CONDUCT, OMISSION, AGREEMENT OR TRANSACTION RELATED TO THIS CONTRACT. "TRUST" MEANS THE MACQUARIE GOODMAN CAPITAL TRUST.

48.7 THE RESPONSIBLE ENTITY WARRANTS TO THE VENDOR THAT, IN ENTERING INTO THIS CONTRACT, THE RESPONSIBLE ENTITY WILL NOT BE IN BREACH OF THE CUSTODY AGREEMENT AND WILL BE ENTITLED TO BE INDEMNIFIED OUT OF THE ASSETS OF THE TRUST IN RELATION TO ITS OBLIGATIONS AS PURCHASER ARISING UNDER THIS CONTRACT.




FORM    :  07L                                        LEASE
LICENCE  :  01-08-025                              NEW  SOUTH  WALES
LICENSEE:  DIBBS  BARKER  GOSLING             REAL  PROPERTY  ACT  1900


                     PRIVACY NOTE:  THIS INFORMATION IS LEGALLY REQUIRED AND WILL BECOME PART OF THE PUBLIC RECORD
 STAMP DUTY          OFFICE OF STATE REVENUE USE ONLY
(A)  TORRENS TITLE   PROPERTY LEASED:  IF APPROPRIATE, SPECIFY THE PART OR PREMISES 1/872430
(B)  LODGED BY       DELIVERY                                      CODE
                     CODE                                           L
                     BOX
                     REFERENCE (OPTIONAL):  3055754.DAT (79432)
 (C)  LESSOR         TRUST COMPANY OF AUSTRALIA LIMITED ACN 004 027 749

                     THE LESSOR LEASES TO THE LESSEE THE PROPERTY REFERRED TO ABOVE
(D)                  ENCUMBRANCES (IF APPLICABLE):    1.   LEASE 6745832            2.                   3.
                     RESMED LIMITED ACN 003 765 142
(E)  LESSEE

(F)                  TENANCY:


(G)  1.  TERM THREE (3) YEARS
     2.  COMMENCEMENT DATE
     3.  TERMINATING DATE
     4.  WITH AN OPTION TO RENEW FOR A PERIOD OF ONE (1) YEAR  SET OUT IN ITEM 10
     5.  WITH AN OPTION TO PURCHASE SET OUT IN : NOT APPLICABLE
     6.  TOGETHER WITH AND RESERVING THE RIGHTS SET OUT IN ANNEXURE "A" HERETO.
     7.  INCORPORATES THE PROVISIONS OR ADDITIONAL MATERIAL SET OUT IN ANNEXURE(S) "A" HERETO.
     8.  INCORPORATES THE PROVISIONS SET OUT IN MEMORANDUM FILED AT LAND AND PROPERTY INFORMATION NEW SOUTH WALES AS
         NO. : NOT APPLICABLE
     9.  THE RENT IS SET OUT IN  ITEM 11  OF THE SUMMARY OF LEASE PARTICULARS
         DATE   _____________ / ______________ / _____________
                                 DD                         MM                        YYYY



(H)  I CERTIFY THAT THE PERSON(S) SIGNING OPPOSITE, WITH WHOM I AM PERSONALLY ACQUAINTED OR AS TO
WHOSE IDENTITY I AM OTHERWISE SATISFIED, SIGNED THIS INSTRUMENT IN MY PRESENCE.
SIGNATURE OF WITNESS:
NAME OF WITNESS:       SEE ANNEXURE "C" FOR EXECUTION
ADDRESS OF WITNESS:


CERTIFIED CORRECT FOR THE PURPOSE OF THE REAL
PROPERTY ACT 1900 BY THE LESSOR.
SIGNATURE OF LESSOR

SIGNATURE OF LESSOR:

NOTE:  WHERE  APPLICABLE,  THE  LESSOR  MUST  COMPLETE THE STATUTORY DECLARATION
BELOW.

I CERTIFY THAT THE PERSON(S) SIGNING OPPOSITE, WITH WHOM I AM PERSONALLY ACQUAINTED OR AS TO WHOSE
IDENTITY I AM OTHERWISE SATISFIED, SIGNED THIS INSTRUMENT IN MY PRESENCE.
SIGNATURE OF WITNESS:
NAME OF WITNESS:      SEE ANNEXURE "C" FOR EXECUTION
ADDRESS OF WITNESS:

CERTIFIED CORRECT FOR THE PURPOSE OF THE REAL
PROPERTY ACT 1900 BY THE LESSOR.
SIGNATURE OF LESSOR

SIGNATURE OF LESSOR:


(I)  STATUTORY  DECLARATION
     I,
     SOLEMNLY  AND  SINCERELY  DECLARE  THAT  -
1.  THE  TIME  FOR  THE  EXERCISE  OF                   IN  EXPIRED  LEASE  NO.
2.  THE  LESSEE  UNDER  THAT  LEASE  HAS  NOT  EXERCISED  THE  OPTION.

I MAKE THIS SOLEMN DECLARATION CONSCIENTIOUSLY BELIEVING THE SAME TO BE TRUE AND BY VIRTUE OF THE OATHS ACT 1900.
MADE  AND  SUBSCRIBED  AT                         IN  THE  STATE  OF
ON                         IN  THE  PRESENCE  OF  -

SIGNATURE  OF  WITNESS                               SIGNATURE  OF  LESSOR:

NAME  OF  WITNESS:

ADDRESS  OF  WITNESS:

QUALIFICATION  OF  WITNESS:

THIS  PAGE AND THE FOLLOWING              PAGES CONSTITUTE ANNEXURE "A" TO LEASE
BETWEEN  TRUST  COMPANY  OF  AUSTRALIA  LIMITED  (LESSOR)
AND  RESMED  LIMITED  (LESSEE)
DATED  THIS                 DAY  OF
-----------------------------------200-_

                          SUMMARY  OF  LEASE  PARTICULARS
ITEM  1     THE  LESSOR  (CLAUSE  1.1):
     TRUST COMPANY OF AUSTRALIA LIMITED ACN 004 027 749 OF 80-84 NEW SOUTH ROAD, EDGECLIFF.
ITEM  2     THE  LESSEE  (CLAUSE  1.1):
     RESMED  LIMITED  (ACN  003  765  142) OF 97 WATERLOO ROAD, NORTH RYDE, 2113
ITEM  3     THE  GUARANTOR  (CLAUSES  1.1  AND  14):
     NOT  APPLICABLE
ITEM  4     THE  LAND  (CLAUSE  1.1):
     THE  WHOLE  OF  THE  LAND  IN  THE  FOLLOWING  CERTIFICATE  OF  TITLE:
     FOLIO  1/872430
ITEM  5     THE  PREMISES  (CLAUSE  1.1):
     THE LAND AND THE IMPROVEMENTS ERECTED THEREON, KNOWN AS 97 WATERLOO ROAD, NORTH RYDE (TOGETHER WITH THE ITEMS LISTED IN ANNEXURE "B" HERETO).
ITEM  6     THE  STATE/TERRITORY  (CLAUSE  1.1):
     NEW  SOUTH  WALES
ITEM  7     THE  TERM  (CLAUSE  1.1):
     THREE  (3)  YEARS
ITEM  8     COMMENCEMENT  DATE  (CLAUSE  1.1):
                                                   200
ITEM  9     TERMINATION  DATE  (CLAUSE  1.1):
                                                   200
ITEM  10     FURTHER  TERM  (CLAUSE  3.2):
     ONE  FURTHER  LEASE  OF  ONE  (1)  YEAR  WHICH  EXPIRES  ON
200
ITEM  11     BASE  RENT  (CLAUSE  A  AND  B.1):
     TWO  MILLION  NINE  HUNDRED  THOUSAND  DOLLARS  ($2,900,000.00)  PER ANNUM.
ITEM  12     BASE  RENT  INCREASE  (CLAUSE  B.2):
     ON EACH ANNIVERSARY OF THE COMMENCEMENT DATE AND AT THE COMMENCEMENT OF THE OPTION TERM.
ITEM  13     LESSEE'S  BUSINESS  (CLAUSES  1.1  AND  4.1(A)):
     COMMERCIAL PREMISES AND MANUFACTURING AND DIRECT SALES OF SLEEP DISORDER BREATHING PRODUCTS.
ITEM  14     NOT  USED
ITEM  15     PUBLIC  RISK  INSURANCE  (CLAUSE  7.1(A)):
     TWENTY  MILLION  DOLLARS  ($20,000,000.00).
ITEM  16     BANK  GUARANTEE  (CLAUSES  1.1  AND  14.1):
     NOT  APPLICABLE.
ITEM  17     OUTGOINGS  YEAR  (CLAUSE  A):
     THE  30TH  DAY  OF  JUNE
ITEM  18     AGREEMENT  FOR  LEASE  (CLAUSES  1.1  AND  1.2(H)):
     NOT  APPLICABLE
ITEM  19     PART  OF  LESSEE'S  FITTINGS  (CLAUSE  1.1):
ALL ARTWORK, ALL OFFICE FURNITURE, WORKSTATIONS, LABORATORY BENCHES, BOARDROOM FURNITURE, MEETING ROOM FURNITURE, RESOURCES ROOM FURNITURE, AUDIO VISUAL SYSTEMS, AUDIO/VIDEO CONFERENCING EQUIPMENT, ALL PRODUCTION EQUIPMENT, PRODUCTION RELATED COMPRESSORS, PRODUCTION RELATED CHILLERS AND ALL WAREHOUSE RACKING.

                            GENERAL  LEASE  CONDITIONS

49.     DEFINITIONS  AND  INTERPRETATION
NOTE: DEFINITIONS AND MOST OPERATIVE PROVISIONS DEALING WITH RENT, OPERATING EXPENSES AND CLEANING ARE CONTAINED IN THE RENT SCHEDULE.
49.1     DEFINITIONS
 IN THIS LEASE THE FOLLOWING TERMS HAVE THE FOLLOWING MEANINGS UNLESS THE CONTEXT OTHERWISE REQUIRES:
"AGREEMENT" MEANS THE WRITTEN AGREEMENT FOR THE GRANT OF THIS LEASE (IF ANY) AS SPECIFIED IN ITEM 18;
     "APPURTENANCE" INCLUDES ANY DRAIN, BASIN, SINK, TOILET OR URINAL; "AUSTRALIAN INSTITUTE" MEANS AUSTRALIAN PROPERTY INSTITUTE INC. (STATE
DIVISION);
     "AUTHORITY" INCLUDES ANY STATE OR FEDERAL GOVERNMENT, ANY SEMI OR LOCAL GOVERNMENT, ANY STATUTORY, PUBLIC OR ANY OTHER PERSON, AUTHORITY, INSTRUMENTALITY OR BODY HAVING JURISDICTION OVER THE BUILDING AND/OR THE LAND OR ANY PART OF THEM OR ANYTHING IN RELATION TO THEM AND INCLUDES THE INSURANCE COUNCIL;
"BANK GUARANTEE" MEANS AN IRREVOCABLE AND UNCONDITIONAL UNDERTAKING BY A TRADING BANK OR OTHER FINANCIAL ORGANISATION APPROVED BY THE LESSOR TO PAY AN AMOUNT OF MONEY TO THE LESSOR UPON DEMAND AND CONTAINING SUCH TERMS AND CONDITIONS AS ARE ACCEPTABLE TO THE LESSOR AND AS THE LESSOR MAY DETERMINE IN ITS ABSOLUTE DISCRETION;
"BUILDING"  MEANS  THE  IMPROVEMENTS  ERECTED  ON  THE  LAND;
"CLAIM" INCLUDES ANY CLAIM, DEMAND, REMEDY, SUIT, INJURY, DAMAGE, LOSS, COST, LIABILITY, ACTION, PROCEEDING, RIGHT OF ACTION, CLAIM FOR COMPENSATION AND CLAIM FOR ABATEMENT OF RENT OBLIGATION;
"CLAUSE" MEANS A CLAUSE OF THIS LEASE; ("SUB-CLAUSE" HAS A SIMILAR MEANING); A REFERENCE TO A CLAUSE FOLLOWED BY A NUMBER REFERS TO THE RELEVANT CLAUSE IN THIS LEASE; A REFERENCE TO A CLAUSE FOLLOWED BY A LETTER OF THE ALPHABET REFERS TO THE RELEVANT CLAUSE IN THE RENT SCHEDULE;
"COMMENCEMENT  DATE"  MEANS THE DATE OF COMMENCEMENT OF THIS LEASE AS SET OUT IN
ITEM  8;
"CORPORATION"  -  SEE  CLAUSE  1.2(M);
"COST" INCLUDES ANY COST, CHARGE, EXPENSE, OUTGOING, PAYMENT OR OTHER EXPENDITURE OF ANY NATURE (WHETHER DIRECT, INDIRECT OR CONSEQUENTIAL AND WHETHER ACCRUED OR PAID), INCLUDING WHERE APPROPRIATE ALL RATES AND ALL REASONABLE AND PROPER LEGAL FEES;
"DEFAULT RATE" MEANS THE RATE WHICH IS TWO PER CENT (2%) PER ANNUM ABOVE THE HIGHEST OVERDRAFT RATE CHARGED AT THE DUE DATE FOR PAYMENT OF THE RELEVANT MONEY BY THE LESSOR'S BANK FOR COMMERCIAL LOANS IN EXCESS OF $100,000. A NOTICE BY ANY MANAGER OF THE LESSOR'S BANK SHALL IN THE ABSENCE OF MANIFEST ERROR BE CONCLUSIVE EVIDENCE OF SUCH RATE;
"GUARANTOR"  MEANS EACH GUARANTOR (IF ANY) NAMED IN THIS LEASE (AS IDENTIFIED IN
ITEM  3)  AND  INCLUDES  ANY:
(A)     SUCCESSOR  OR  PERMITTED  ASSIGN  OF  ANY  CORPORATE  GUARANTOR;
(B) EXECUTOR, ADMINISTRATOR OR PERMITTED ASSIGN OF ANY NATURAL PERSON THAT IS A GUARANTOR; AND
(C) PERSON THAT MAY FROM TIME TO TIME BE INCLUDED AS A GUARANTOR; "INCOMING TENANT" MEANS THE PROPOSED ASSIGNEE OR SUBLESSEE AS REFERRED TO
IN  CLAUSE  6;
     "INSURANCE  COUNCIL"  MEANS  THE  INSURANCE  COUNCIL  OF  AUSTRALIA  LTD;
     "ITEM"  MEANS  THE  RELEVANT  ITEM  IN  THE  SUMMARY  OF LEASE PARTICULARS;
     "KEYS" MEANS KEYS, ACCESS CARDS OR OTHER METHODS OF ACCESS FROM TIME TO TIME USED FOR THE BUILDING OR ANY PART OF IT;
     "LAND" MEANS THE LAND IN THE CERTIFICATE(S) OF TITLE OR CONVEYANCE(S) SPECIFIED IN ITEM 4;
"LAW" INCLUDES ANY REQUIREMENT OF ANY STATUTE, RULE, REGULATION, PROCLAMATION, ORDINANCE OR BY-LAW, PRESENT OR FUTURE, AND WHETHER STATE, FEDERAL OR OTHERWISE; "LESSEE" MEANS THE LESSEE NAMED IN THIS LEASE (AS IDENTIFIED IN ITEM 2) AND INCLUDES IN THE CASE OF A:
(A)     CORPORATION  THE  LESSEE,  ITS  SUCCESSORS  AND  PERMITTED  ASSIGNS;
(B) NATURAL PERSON THE LESSEE, HIS EXECUTORS, ADMINISTRATORS AND PERMITTED ASSIGNS;
"LESSEE'S BUSINESS" MEANS THAT BUSINESS CARRIED ON OR WHICH MAY BE CARRIED ON IN THE PREMISES IN COMPLIANCE WITH THE PERMITTED USE OF THE PREMISES SPECIFIED IN
ITEM  13;
"LESSEE'S EMPLOYEES" INCLUDES THE LESSEE'S SUBLESSEES, LICENSEES AND CONCESSIONAIRES, AND THE EMPLOYEES, AGENTS, CONTRACTORS, CONSULTANTS, CUSTOMERS, WORKMEN, INVITEES AND CLIENTS OF THEM OR OF THE LESSEE, WHO MAY AT ANY TIME BE IN OR UPON THE PREMISES, THE BUILDING OR THE LAND, WHETHER WITH OR WITHOUT INVITATION;
"LESSEE'S FITTINGS" INCLUDES ALL FIXTURES, FITTINGS, PLANT, EQUIPMENT, PARTITIONS OR OTHER ARTICLES AND CHATTELS OF ALL KINDS (OTHER THAN STOCK-IN-TRADE) WHICH ARE NOT OWNED BY THE LESSOR AND AT ANY TIME ARE IN THE PREMISES (INCLUDING, WITHOUT LIMITATION, THE ITEMS LISTED IN ITEM 19); "LESSOR" MEANS THE LESSOR NAMED IN THIS LEASE (AS IDENTIFIED IN ITEM 1) AND INCLUDES IN THE CASE OF A:
(A)     CORPORATION  THE  LESSOR,  ITS  SUCCESSORS  AND  ASSIGNS;
(B) NATURAL PERSON THE LESSOR, HIS EXECUTORS, ADMINISTRATORS AND ASSIGNS; "LESSOR'S BANK" MEANS THE FINANCIAL INSTITUTION WHICH AT THE RELEVANT TIME THE LESSOR USES AS A BANK AND WHICH, IN THE EVENT OF MORE THAN ONE, SHALL BE THE FINANCIAL INSTITUTION FROM TIME TO TIME SELECTED BY THE LESSOR IN ITS ABSOLUTE DISCRETION;
"LESSOR'S  FIXTURES"  INCLUDES:
(A) GENERAL: ALL PLANT AND EQUIPMENT, MECHANICAL OR OTHERWISE, FITTINGS, FIXTURES, FURNITURE, FURNISHINGS OF ANY KIND, INCLUDING WINDOW COVERINGS, BLINDS AND LIGHT FITTINGS FROM TIME TO TIME IN THE PREMISES OR ANY PART OF THEM AND OWNED OR SUPPLIED BY THE LESSOR (INCLUDING THE ITEMS LISTED IN ANNEXURE "B" HERETO);
(B) FIRE FIGHTING: ALL STOP COCKS, FIRE HOSES, HYDRANTS, OTHER FIRE PREVENTION AIDS AND ALL FIRE FIGHTING SERVICES FROM TIME TO TIME LOCATED IN THE PREMISES OR WHICH MAY SERVICE THE PREMISES AND BE IN COMMON AREAS NEAR THE PREMISES;
"MONTH"  OR  "MONTHLY"  MEANS  RESPECTIVELY CALENDAR MONTH AND CALENDAR MONTHLY;
     "NOTICE" MEANS ANY NOTICE IN WRITING, ANY STATEMENT IN WRITING, ANY WRITTEN MATERIAL AND ANY OTHER WRITTEN COMMUNICATION;
     "OFFICER" INCLUDES ANY DIRECTOR, ALTERNATE DIRECTOR, SECRETARY, ASSISTANT SECRETARY, EXECUTIVE OFFICER, ATTORNEY AND MANAGING AGENT OF THE PARTICULAR PARTY;
     "PARAGRAPH" MEANS A PARAGRAPH OF A CLAUSE OF THIS LEASE; ("SUB-PARAGRAPH" HAS A SIMILAR MEANING);
"PARTY" MEANS A PARTY TO THIS LEASE AND INCLUDES ANY GUARANTOR; "PERSON" INCLUDES A NATURAL PERSON AND A CORPORATION;
"PREMISES"  MEANS  THE  BUILDING  AND,  IF  SO SPECIFIED IN ITEM 5, THE LAND AND
INCLUDES ANY OF THE LESSOR'S FIXTURES FROM TIME TO TIME IN THEM; "PROPOSED WORK" INCLUDES ANY PROPOSED WORK, ALTERATION, ADDITION OR INSTALLATION IN OR TO THE PREMISES AND/OR TO THE BUILDING AND/OR TO THE LESSOR'S FIXTURES
AND/OR TO THE EXISTING LESSEE'S FITTINGS BY THE LESSEE AND/OR BY THE LESSEE'S EMPLOYEES;
"REINSTATEMENT NOTICE" MEANS ANY NOTICE GIVEN BY THE LESSOR TO THE LESSEE OF ITS INTENTION TO RE-INSTATE THE BUILDING AND/OR MAKE THE PREMISES FIT FOR OCCUPATION AND USE OF AND/OR ACCESSIBLE TO THE LESSEE (AS APPROPRIATE);
"RENT" MEANS AND INCLUDES EACH OF THE RENTS AND ANY OTHER MONEYS THAT MAY AT ANY TIME BE PAYABLE ON ANY ACCOUNT BY OR ON BEHALF OF THE LESSEE, INCLUDING SUCH RENTS OR OTHER MONEYS REFERRED TO IN THE RENT SCHEDULE;
"RENT SCHEDULE" MEANS THE SCHEDULE TO THIS LEASE WHICH INCLUDES PROVISIONS DEALING WITH RENT;
"REQUIREMENT" INCLUDES ANY REQUIREMENT, NOTICE, ORDER, DIRECTION, RECOMMENDATION, STIPULATION OR SIMILAR NOTIFICATION RECEIVED FROM OR GIVEN BY
ANY AUTHORITY OR PURSUANT TO ANY LAW, WHETHER IN WRITING OR OTHERWISE AND NOTWITHSTANDING TO WHOM SUCH REQUIREMENT IS ADDRESSED OR DIRECTED; "SERVICES" MEANS ALL SERVICES OR SYSTEMS OF ANY NATURE FROM TIME TO TIME PROVIDED TO THE BUILDING AND/OR TO THE LAND OR AVAILABLE FOR USE, AND INCLUDES THE PROVISIONS OF ANY ELECTRONIC MEDIUM, ENERGY SOURCE, LIGHTING, GAS, FUEL, POWER, WATER, SEWERAGE, DRAINAGE, LOADING DOCKS, PLANT ROOMS, STORAGE AREAS, FIRE SERVICES, SPRINKLER SYSTEMS OR DEVICES, LIFTS, ESCALATORS, AIR-CONDITIONING AND THE FITTINGS, FIXTURES, APPLIANCES, PLANT AND EQUIPMENT UTILISED FOR ANY SUCH SERVICES, AND INCLUDES ANY SERVICES OR SYSTEMS FROM TIME TO TIME UTILISED FOR ACCESS TO THE BUILDING;
"STATE" MEANS THE STATE OR TERRITORY OF AUSTRALIA SPECIFIED IN ITEM 6; "SUMMARY OF LEASE PARTICULARS" MEANS THE SUMMARY OF LEASE PARTICULARS TO THIS LEASE AND INCLUDES ALL THE INFORMATION FROM TIME TO TIME CONTAINED OR DEEMED TO BE CONTAINED IN IT;
"TERM" MEANS THE TERM OF THIS LEASE AS SPECIFIED IN ITEM 7 AND SHALL BE DEEMED TO COMPRISE THAT PERIOD FROM AND INCLUDING THE COMMENCEMENT DATE TO AND INCLUDING THE TERMINATION DATE;
"TERMINATION  DATE"  MEANS THE DATE OF TERMINATION OF THIS LEASE AS SPECIFIED IN
ITEM  9;
"THIS LEASE" OR "THE LEASE" MEANS AND INCLUDES THIS LEASE AND ALL SCHEDULES, APPENDICES, ANNEXURES AND EXHIBITS TO IT AND THE RULES (IF ANY) FROM TIME TO TIME CURRENT;
"WRITING"  AND  WORDS  OF  SIMILAR  OUTPUT  -  SEE  CLAUSE  1.2(L).
49.2     INTERPRETATION
(A) PLURALS: WORDS IMPORTING THE SINGULAR NUMBER INCLUDE THE PLURAL AND VICE VERSA.
(B)     GENDER:  WORDS  IMPORTING  ANY  PARTICULAR  GENDER  INCLUDE ALL GENDERS.
(C)     PARTIES  JOINTLY  AND  SEVERALLY  BOUND:  WHERE
(I)          THE  LESSEE  OR  THE  GUARANTOR COMPRISES MORE THAN ONE PERSON; AND
(II) A COVENANT OR AGREEMENT IS MADE BY OR ON BEHALF OF SUCH PARTY, SUCH COVENANT OR AGREEMENT ON THEIR PART SHALL BIND SUCH PERSONS
JOINTLY  AND  EACH  OF  THEM  SEVERALLY.
(D) STATUTES AND REGULATIONS: REFERENCE TO STATUTES, REGULATIONS, ORDINANCES OR BY-LAWS INCLUDES ALL STATUTES, REGULATIONS, ORDINANCES OR BY-LAWS AMENDING, CONSOLIDATING OR REPLACING THEM.
(E)     COVENANTS:
(I) EVERY OBLIGATION UNDERTAKEN BY ANY OF THE PARTIES OR ARISING FROM THIS LEASE OR THE AGREEMENT SHALL:
(A) NOTWITHSTANDING THE FORM OR CONTEXT OF THE WORDING, BE DEEMED TO BE AND BE CONSTRUED AS A COVENANT BY THE PARTY UNDERTAKING SUCH OBLIGATION; AND
(B) UNLESS THE CONTEXT OTHERWISE REQUIRES, BE CONSTRUED AS CONTINUING THROUGHOUT THE TERM AND ANY HOLDING OVER PERIOD AND THEREAFTER SO FAR AS THE OBLIGATION REMAINS TO BE OBSERVED OR PERFORMED.
(II) EVERY COVENANT BY THE LESSEE SHALL BE DEEMED TO INCLUDE A COVENANT BY THE LESSEE TO PROCURE COMPLIANCE WITH THE COVENANT BY EACH OF THE LESSEE'S EMPLOYEES.
(F) SEVERABILITY: ALL PROVISIONS OF THIS LEASE SHALL SO FAR AS POSSIBLE BE CONSTRUED SO AS NOT TO BE INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT BUT, IF ANY PROVISION ON ITS TRUE INTERPRETATION IS ILLEGAL, INVALID OR UNENFORCEABLE, THAT PROVISION SHALL SO FAR AS POSSIBLE BE READ DOWN TO SUCH EXTENT AS MAY BE NECESSARY TO ENSURE THAT IT IS NOT ILLEGAL, INVALID OR UNENFORCEABLE AND AS MAY BE REASONABLE IN ALL THE CIRCUMSTANCES SO AS TO GIVE IT A VALID OPERATION OF A PARTIAL CHARACTER. IF ANY SUCH PROVISION OR PART OF IT CANNOT BE SO READ DOWN, SUCH PROVISION OR PART SHALL BE DEEMED TO BE VOID AND SEVERABLE AND THE REMAINING PROVISIONS OF THIS LEASE SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED.
(G) NO LIMITATION: NO WORD, WORDS OR PROVISION OF THIS LEASE SHALL OPERATE TO LIMIT OR IN ANY WAY PREJUDICE THE EFFECT OF ANY OTHER WORD, WORDS OR
PROVISIONS  OF  THIS  LEASE  UNLESS  IT  IS  EXPRESSLY  PROVIDED  OTHERWISE.
(H) EXTRINSIC TERMS: SUBJECT TO THE PROVISIONS OF ANY WRITTEN MATERIAL ENTERED INTO AND APPROVED BY THE LESSOR AND TO WHICH THE LESSOR AND THE LESSEE ARE PARTIES, THE LESSOR AND THE LESSEE AGREE THAT:
(I) THE TERMS CONTAINED IN THIS LEASE AND THE AGREEMENT COVER AND COMPRISE THE WHOLE OF THE AGREEMENT IN RESPECT OF THE PREMISES BETWEEN THE LESSOR AND THE LESSEE;
(II) NO FURTHER TERMS, WHETHER IN RESPECT OF THE PREMISES OR OTHERWISE, SHALL BE IMPLIED OR ARISE BETWEEN THE LESSOR AND THE LESSEE BY WAY OF COLLATERAL OR OTHER AGREEMENT MADE BY OR ON BEHALF OF THE LESSOR OR BY OR ON BEHALF OF THE LESSEE ON OR BEFORE OR AFTER THE EXECUTION OF THIS LEASE, AND ANY IMPLICATION OR COLLATERAL OR OTHER AGREEMENT IS EXCLUDED AND NEGATIVED; AND
(III) TO THE EXTENT OF ANY INCONSISTENCY BETWEEN THE PROVISIONS OF THE AGREEMENT AND THIS LEASE, THE PROVISIONS OF THIS LEASE SHALL PREVAIL AND TAKE EFFECT.
     (FOR THE PURPOSES ONLY OF THIS CLAUSE 1.2(H), THE TERM "LESSEE" SHALL INCLUDE "GUARANTOR").
(I) HEADINGS: HEADINGS, BOLD LETTERING AND THE TABLE OF CONTENTS TO THIS LEASE HAVE BEEN INSERTED FOR GUIDANCE ONLY, AND SHALL NOT FORM PART OF THE CONTEXT AND SHALL NOT LIMIT OR GOVERN THE CONSTRUCTION OF THIS LEASE.
(J)     BODIES  AND  AUTHORITIES:
(I) WHERE A REFERENCE IS MADE TO ANY PERSON, BODY OR AUTHORITY SUCH REFERENCE SHALL, IF THE PERSON, BODY OR AUTHORITY HAS CEASED TO EXIST, BE DEEMED A REFERENCE TO THE PERSON, BODY OR AUTHORITY AS THEN SERVES SUBSTANTIALLY THE SAME OBJECTS AS THAT PERSON, BODY OR AUTHORITY.
(II) ANY REFERENCE TO THE PRESIDENT OF SUCH PERSON, BODY OR AUTHORITY SHALL, IN THE ABSENCE OF A PRESIDENT, BE READ AS A REFERENCE TO THE SENIOR OFFICER FOR THE TIME BEING OF THE PERSON, BODY OR AUTHORITY OR SUCH OTHER PERSON FULFILLING THE DUTIES OF PRESIDENT.
(K) CONSENT OF LESSOR: UNLESS THE CONTEXT OTHERWISE REQUIRES, WHERE THE LESSOR HAS A DISCRETION OR ITS CONSENT OR APPROVAL IS REQUIRED FOR ANYTHING THE LESSOR SHALL, CONSISTENT WITH ITS RIGHTS AND OBLIGATIONS AS LESSOR, NOT UNREASONABLY WITHHOLD OR DELAY ITS DECISION, CONSENT OR APPROVAL.
(L) WRITING: A REFERENCE TO "WRITING" OR "WRITTEN" AND ANY WORDS OF SIMILAR IMPORT INCLUDE PRINTING, TYPING, LITHOGRAPHY AND ANY OTHER MEANS OF REPRODUCING CHARACTERS IN TANGIBLE AND VISIBLE FORM, INCLUDING ANY COMMUNICATION EFFECTED THROUGH ANY ELECTRONIC MEDIUM IF SUCH COMMUNICATION IS SUBSEQUENTLY CAPABLE OF REPRODUCTION IN TANGIBLE OR VISIBLE FORM.
(M) CORPORATION: A REFERENCE TO "CORPORATION" AND ANY OTHER WORDS OR EXPRESSIONS USED OR DEFINED IN THE CORPORATIONS ACT 2001 SHALL, UNLESS THE CONTEXT OTHERWISE REQUIRES, HAVE THE SAME MEANING AS GIVEN IN THE CORPORATIONS ACT 2001.
(N) EMERGENCY: WHERE ANYTHING IS PERMITTED IN AN "EMERGENCY" THE OPINION OF THE LESSOR ACTING REASONABLY AS TO THE EXISTENCE OR NON-EXISTENCE OF SUCH STATE OF AFFAIRS SHALL BE CONCLUSIVE.
(O) UPON DEMAND: A REFERENCE TO "ON DEMAND", "OF DEMAND" OR "UPON DEMAND" AND ANY OTHER WORDS OF SIMILAR IMPORT SHALL, UNLESS THE CONTEXT OTHERWISE
REQUIRES,  MEAN  WHICHEVER  IS  THE  EARLIER  OF:
(I) THE DATE ON WHICH THE LESSOR MAKES FORMAL DEMAND (WHETHER ORAL OR IN WRITING); AND
(II) THE DATE ON WHEN THE MONEYS OUGHT IN THE CIRCUMSTANCES TO HAVE BEEN PAID BY OR ON BEHALF OF THE LESSEE.
(P) LIQUIDATION: A REFERENCE TO "LIQUIDATION" AND WORDS OF SIMILAR IMPORT EXCLUDES ANY LIQUIDATION FOR THE PURPOSE OF RECONSTRUCTION OR AMALGAMATION PREVIOUSLY APPROVED IN WRITING BY THE LESSOR.
(Q) PROPER LAW: THIS LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE AND THE PARTIES IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE AND WHERE APPLICABLE THE FEDERAL COURTS OF AUSTRALIA.
(R) RELEVANT DATE: WHERE THE DAY OR LAST DAY FOR DOING ANYTHING OR ON WHICH AN ENTITLEMENT IS DUE TO ARISE IS A SATURDAY, SUNDAY OR PUBLIC HOLIDAY IN THE STATE, THE DAY OR LAST DAY FOR DOING THE THING OR DATE ON WHICH THE ENTITLEMENT ARISES SHALL FOR THE PURPOSES OF THIS LEASE BE THE IMMEDIATELY FOLLOWING DAY THAT IS NOT A SATURDAY, SUNDAY OR PUBLIC HOLIDAY.
50.     EXCLUSION  OF  STATUTORY  PROVISIONS
50.1     CONVEYANCING  ACT
THE COVENANTS, POWERS AND PROVISIONS IMPLIED IN LEASES BY VIRTUE OF ANY LAW ARE EXPRESSLY NEGATIVED.
50.2     MORATORIUM
TO THE EXTENT PERMITTED BY LAW THE APPLICATION TO THIS LEASE OR TO ANY PARTY OF ANY LAW OR ANY REQUIREMENT OR ANY MORATORIUM HAVING THE EFFECT OF EXTENDING OR REDUCING THE TERM, REDUCING OR POSTPONING THE PAYMENT OF RENT OR ANY PART(S) OF IT OR OTHERWISE AFFECTING THE OPERATION OF THE TERMS OF THIS LEASE OR ITS APPLICATION TO ANY PARTY IS EXCLUDED AND NEGATIVED.
51.     TERM
51.1     TERM  OF  LEASE
THIS LEASE STARTS ON THE COMMENCEMENT DATE AND ITS PROVISIONS BIND THE PARTIES ON AND FROM THAT DATE, WHENEVER THIS LEASE IS EXECUTED OR DATED. IT ENDS AT MIDNIGHT ON THE TERMINATION DATE.
51.2     OPTION  TO  RENEW
IF  THE  LESSEE:
(A) WISHES TO HAVE A LEASE OF THE PREMISES GRANTED TO THE LESSEE FOR THE FURTHER TERM SPECIFIED IN ITEM 10, TO COMMENCE IMMEDIATELY AFTER THE TERMINATION DATE;
(B) GIVES THE LESSOR NOTICE TO THAT EFFECT NOT LESS THAN THREE (3) MONTHS BEFORE THE TERMINATION DATE; AND
(C) IS NOT IN DEFAULT IN COMPLYING WITH ANY PROPER NOTICE GIVEN BY THE LESSOR TO THE LESSEE REQUIRING THE LESSEE TO REMEDY ANY BREACH COMMITTED BY THE LESSEE OF ANY OF THE COVENANTS, CONDITIONS OR AGREEMENTS CONTAINED IN THIS
LEASE,  WITHIN  THE  TIME  SPECIFIED  IN  THE  NOTICE,
     THE LESSOR SHALL GRANT TO THE LESSEE A LEASE OF THE PREMISES UPON THE SAME COVENANTS, CONDITIONS AND AGREEMENTS AS ARE CONTAINED IN THIS LEASE EXCEPT THAT:
(D) THE TERM TO BE SPECIFIED IN ITEM 7 OF THE FURTHER LEASE SHALL BE THAT SPECIFIED IN ITEM 10;
(E) THE DATE TO BE SPECIFIED IN ITEM 8 OF THE FURTHER LEASE SHALL BE THE DAY AFTER THE TERMINATION DATE;
(F) THE DATE TO BE SPECIFIED IN ITEM 9 OF THE FURTHER LEASE SHALL BE THE LAST DAY OF THE TERM SPECIFIED IN ITEM 10 AFTER THE DATE OF COMMENCEMENT OF THE FURTHER LEASE;
(G) THE AMOUNT OF BASE RENT TO BE SPECIFIED IN ITEM 11 OF THE FURTHER LEASE SHALL BE DETERMINED IN ACCORDANCE WITH CLAUSE B.2;
(H) THE NUMBER OF FURTHER LEASES (IF ANY) SPECIFIED IN ITEM 10 SHALL BE REDUCED BY ONE AND IF THE RESULTING NUMBER IS ZERO, THEN THIS CLAUSE 3.2 WILL NOT BE INCLUDED IN THE FURTHER LEASE.
51.3     HOLDING  OVER
IF THE LESSOR PERMITS THE LESSEE TO CONTINUE TO OCCUPY THE PREMISES BEYOND THE TERMINATION DATE (OTHERWISE THAN PURSUANT TO THE GRANT OF A FURTHER LEASE) THEN:
(A) THE LESSEE SHALL DO SO AS A MONTHLY TENANT ONLY AT A TOTAL RENTAL PAYABLE MONTHLY IN ADVANCE, THE FIRST OF SUCH PAYMENTS TO BE MADE ON THE DAY FOLLOWING THE TERMINATION DATE, AND BEING AN AMOUNT EQUAL TO ONE-TWELFTH OF THE AGGREGATE OF THE RENT AND ANY OTHER MONEYS PAYABLE BY THE LESSEE TO THE LESSOR PURSUANT TO THIS LEASE AS AT THE TERMINATION DATE;
(B) THE MONTHLY TENANCY SO CREATED SHALL BE DETERMINABLE AT ANY TIME BY EITHER THE LESSOR OR THE LESSEE BY ONE (1) MONTH'S NOTICE GIVEN TO THE OTHER, TO EXPIRE ON ANY DATE, BUT OTHERWISE THE TENANCY SHALL CONTINUE ON THE SAME TERMS AND CONDITIONS SO FAR AS APPLICABLE TO A MONTHLY TENANCY AS ARE CONTAINED IN THIS LEASE.
52.     USE  OF  PREMISES  AND  BUILDING
52.1     PERMITTED  USE
THE  LESSEE  SHALL:
(A) LESSEE'S BUSINESS: NOT WITHOUT THE PRIOR WRITTEN CONSENT OF THE LESSOR USE THE PREMISES FOR ANY PURPOSE OTHER THAN THAT SPECIFIED IN ITEM 13;
(B)     ALL  TIMES  CONDUCT  THE  LESSEE'S  BUSINESS  IN  THE  PREMISES;
(C)     NOT  USE  THE  PREMISES  FOR  THE  PURPOSES  OF  A  RESIDENCE;
(D)     NOT  KEEP  ANY  ANIMALS  OR  BIRDS  IN  THE  PREMISES  OR  THE BUILDING;
(E)     AT  ITS  OWN COST KEEP THE PREMISES FREE AND CLEAR OF PESTS, INSECTS AND
VERMIN;
(F) NOT (AND DISREGARDING ANY OTHER PROVISION OF THIS LEASE OR OF ANY CONSENT OR OF ANY PERMISSION GRANTED PURSUANT TO THIS LEASE) DO OR CARRY ON IN THE PREMISES OR ANY PART OF THEM ANY HARMFUL OR OFFENSIVE TRADE, BUSINESS OR OCCUPATION OR ANYTHING WHATEVER WHICH SHALL OR MAY CAUSE ANNOYANCE, NUISANCE, DAMAGE OR DISTURBANCE TO THE OCCUPIERS OR OWNERS OF ANY NEARBY PREMISES OR TO THE LESSOR;
(G)     NOT  HOLD  ANY  AUCTION,  BANKRUPT  OR  FIRE  SALE  ON  THE  PREMISES;
(H)     NOT  PREPARE  OR  COOK  FOOD  EXCEPT IN ANY AREAS WHICH MAY BE PROVIDED.
52.2     NO  WARRANTY  AS  TO  USE
THE LESSOR GIVES NO WARRANTY (EITHER PRESENT OR FUTURE) AS TO THE SUITABILITY OF THE PREMISES FOR THE USE TO WHICH THE PREMISES MAY BE PUT. THE LESSEE SHALL:
(A) BE DEEMED TO HAVE ACCEPTED THIS LEASE WITH FULL KNOWLEDGE OF AND SUBJECT TO ANY PROHIBITIONS OR RESTRICTIONS ON THE USE OF THE PREMISES FROM TIME TO TIME UNDER OR IN PURSUANCE OF ANY LAWS OR ANY REQUIREMENTS;
(B) OBTAIN, MAINTAIN AND COMPLY WITH AT THE LESSEE'S COST THE REQUIREMENTS OF ANY LAWS AND ALL CONSENTS OR APPROVALS FROM ALL AUTHORITIES WHICH MAY FROM TIME TO TIME BE NECESSARY OR APPROPRIATE FOR THE LESSEE'S BUSINESS;
(C) NOT BY ANY ACT OR OMISSION CAUSE OR PERMIT ANY CONSENT OR APPROVAL AS REFERRED TO IN CLAUSE 4.2(B) TO LAPSE OR BE REVOKED.
52.3     COMPLIANCE  WITH  LAWS  AND  REQUIREMENTS
     (A)     THE  LESSEE  SHALL:
(I) COMPLY WITH AND OBSERVE AT THE LESSEE'S OWN COST ALL LAWS AND ALL REQUIREMENTS IN RELATION TO OR AFFECTING:
(A)          ANY  OF  THE  LESSEE'S  FITTINGS  INSTALLED  IN  THEM;  AND/OR
(B) THE LESSEE'S PARTICULAR USE OR OCCUPATION OF THE PREMISES FROM TIME TO TIME, INCLUDING SUCH AS ARISE AS A RESULT OF THE SEX OR NUMBER OF PERSONS IN THE PREMISES,
               WHETHER OR NOT ANY SUCH LAWS OR REQUIREMENTS ARE ADDRESSED TO OR REQUIRED TO BE COMPLIED WITH BY EITHER OR BOTH OF THE LESSOR AND THE LESSEE OR BY ANY OTHER PERSON. WHERE ANY SUCH LAWS OR REQUIREMENTS ARE NOTIFIED TO OR SERVED UPON THE LESSEE THE LESSEE SHALL FORTHWITH PROVIDE A COMPLETE COPY OF THEM TO THE LESSOR;
(II) BEFORE COMPLYING WITH ANY LAWS OR REQUIREMENTS AS REFERRED TO IN THIS CLAUSE 4.3 OBTAIN THE WRITTEN CONSENT OF THE LESSOR AND OTHERWISE OBSERVE THE PROVISIONS OF THIS LEASE.
(B)     THE  LESSOR  MAY:
(I) (WITHOUT PREJUDICE TO ANY OF THE LESSOR'S OTHER RIGHTS IN RESPECT OF NON-COMPLIANCE) ELECT AT THE LESSEE'S COST TO COMPLY WITH ANY SUCH LAWS OR REQUIREMENTS (AS REFERRED TO IN THIS CLAUSE 4.3) EITHER IN PART OR WHOLE, INCLUDING WHERE THE LESSEE FAILS TO COMPLY WITHIN THE APPROPRIATE TIME WITH ANY OF ITS OBLIGATIONS; AND
(II) WHERE THE LESSOR DOES EXERCISE ANY RIGHTS AS REFERRED TO IN PARAGRAPH (I), ELECT TO HAVE THE BALANCE OF ANY SUCH LAWS OR REQUIREMENTS COMPLIED WITH BY THE LESSEE.
(C) STRUCTURAL ALTERATIONS: THE LESSEE SHALL NOT BE REQUIRED PURSUANT TO THIS CLAUSE 4.3 TO EFFECT STRUCTURAL OR CAPITAL ALTERATIONS OR ADDITIONS EXCEPT TO THE EXTENT THAT THE NEED TO COMPLY HAS BEEN CONTRIBUTED TO OR ARISES FROM THE LESSEE'S PARTICULAR USE OF THE PREMISES, THE NUMBER OR SEX OF THE LESSEE AND LESSEE'S EMPLOYEES OR FROM ANY DELIBERATE OR NEGLIGENT ACT OR OMISSION ON THE PART OF THE LESSEE OR OF THE LESSEE'S EMPLOYEES.
(D) THE LESSEE SHALL UPON DEMAND PAY TO THE LESSOR ALL REASONABLE COSTS INCURRED BY OR ON BEHALF OF THE LESSOR IN COMPLYING WITH ANY SUCH LAWS OR
REQUIREMENTS AS REFERRED TO IN THIS CLAUSE 4.3 AS IF SUCH MONEYS WERE RENT IN ARREARS.
52.4     OVERLOADING
THE  LESSEE  SHALL  NOT:
(A) OVERLOADING OF FLOOR: PLACE OR STORE ANY HEAVY ARTICLES OR MATERIALS ON ANY OF THE FLOORS OF THE BUILDING WITHOUT THE PRIOR WRITTEN CONSENT OF THE LESSOR, WHICH CONSENT SHALL ONLY BE GIVEN WHERE THE ARTICLES OF MATERIALS ARE REASONABLY NECESSARY AND PROPER FOR THE CONDUCT OF THE LESSEE'S BUSINESS AND ARE OF SUCH NATURE AND SIZE AS WILL NOT IN THE LESSOR'S OPINION CAUSE OR BE LIKELY TO CAUSE ANY STRUCTURAL OR OTHER DAMAGE TO THE FLOORS OR WALLS OR ANY OTHER PART OF THE PREMISES OR OF THE BUILDING. THE LESSOR SHALL IN ALL CASES BE ENTITLED TO PRESCRIBE THE MAXIMUM WEIGHT FOR AND PROPER LOCATION OF SUCH HEAVY ARTICLES
OR MATERIALS IN THE PREMISES OR THE BUILDING, AND ANY DAMAGE DONE TO THE BUILDING OR ANY PART OF IT BY TAKING IN OR REMOVING THEM OR DURING THE TIME THEY ARE IN THE BUILDING SHALL BE MADE GOOD AND/OR PAID FOR UPON DEMAND BY THE LESSEE (AS APPROPRIATE); OR
(B) OVERLOADING OF ELECTRICAL CIRCUITS: INSTALL ANY EQUIPMENT OR SYSTEM IN THE PREMISES THAT OVERLOADS OR MAY OVERLOAD THE ELECTRICAL OR OTHER SERVICES TO THE PREMISES. IF THE LESSOR AT THE REQUEST OF THE LESSEE UPGRADES THE SERVICES TO ACCOMMODATE ANY EQUIPMENT OR SYSTEM WHICH THE LESSEE WISHES TO INSTALL, THE LESSEE SHALL PAY TO THE LESSOR UPON DEMAND THE ENTIRE COST TO THE LESSOR OF SUCH ALTERATIONS (INCLUDING CONSULTANTS' FEES) AND THE LESSOR MAY REQUIRE THE LESSEE TO DEPOSIT WITH THE LESSOR THE ESTIMATED COST OF THEM BEFORE ANY SUCH ALTERATIONS ARE COMMENCED. THE LESSOR GIVES NO WARRANTY AS TO THE SUITABILITY OF ANY SUCH ALTERATIONS.
52.5     AIRCONDITIONING  AND  FIRE  ALARM  EQUIPMENT
WHERE ANY AIRCONDITIONING OR FIRE ALARM SYSTEM OF THE LESSOR IS INSTALLED IN THE PREMISES, THE LESSEE SHALL NOT IN ANY WAY INTERFERE WITH ANY SUCH SYSTEM AND SHALL NOT IN ANY MANNER OBSTRUCT OR HINDER ACCESS TO IT.
52.6     USE  OF  APPURTENANCES
THE  LESSEE  SHALL:
(A) NOT USE THE APPURTENANCES IN THE PREMISES FOR ANY PURPOSE OTHER THAN THOSE FOR WHICH THEY WERE DESIGNED;
(B) NOT PLACE IN THE APPURTENANCES ANY SUBSTANCES WHICH THEY WERE NOT DESIGNED TO RECEIVE; AND
(C) PAY TO THE LESSOR ANY REASONABLE COSTS OF MAKING GOOD ANY DAMAGE TO ANY APPURTENANCES ARISING FROM ANY MISUSE CAUSED BY THE LESSEE OR BY THE LESSEE'S EMPLOYEES.
52.7     NOT  ERECT  AWNING
THE LESSEE SHALL NOT ERECT OR INSTALL WINDOW COVERINGS, BLINDS, SCREENS OR AWNINGS WITHOUT THE PRIOR WRITTEN CONSENT OF THE LESSOR, AND ANY WINDOW COVERINGS, BLINDS, SCREENS OR AWNINGS HUNG, ERECTED OR INSTALLED IN OR NEAR THE PREMISES SHALL BE OF NON-INFLAMMABLE MATERIALS AND SHALL COMPLY WITH ALL RELEVANT PRESCRIBED OR RECOMMENDED STANDARDS OF THE AUSTRALIAN STANDARDS ASSOCIATION AND OF ALL OTHER AUTHORITIES.
52.8     NOT  DAMAGE
THE LESSEE SHALL NOT DAMAGE OR DEFACE OR MARK, OR WITHOUT THE LESSOR'S CONSENT DRIVE ANY NAILS, SCREWS OR HOOKS INTO, ANY PART OF THE BUILDING. IF THE LESSEE OR THE LESSEE'S EMPLOYEES DAMAGE, DEFACE OR MARK ANY PART OR PARTS OF THE BUILDING, THE LESSEE SHALL FORTHWITH UPON DEMAND PAY TO THE LESSOR ALL COSTS IN REPAIRING AND/OR REINSTATING SUCH PART OR PARTS OF THE BUILDING TO THEIR FORMER CONDITION.
52.9     NOT  ACCUMULATE  RUBBISH
THE LESSEE SHALL KEEP THE PREMISES CLEAN (HAVING REGARD TO THEIR CONDITION AT THE COMMENCEMENT DATE) AND SHALL NOT PERMIT ANY ACCUMULATION OF USELESS PROPERTY OR RUBBISH IN THEM. NO RUBBISH OR WASTE SHALL AT ANY TIME BE BURNED UPON THE PREMISES OR THE BUILDING BY THE LESSEE.
52.10     NOT  THROW  ITEMS  FROM  WINDOWS
THE LESSEE SHALL NOT THROW ANYTHING OUT OF THE WINDOWS OR DOORS OF THE PREMISES OR THE BUILDING OR DOWN THE LIFT SHAFTS, PASSAGES OR SKYLIGHTS OR INTO THE LIGHT AREAS OF THE BUILDING, OR DEPOSIT WASTE PAPER OR RUBBISH ANYWHERE EXCEPT IN PROPER RECEPTACLES, OR PLACE ANYTHING UPON ANY SILL, LEDGE OR OTHER SIMILAR PART OF THE BUILDING.
52.11     SIGNS
(A) THE LESSEE SHALL NOT DISPLAY ANY SIGN (OTHER THAN SIGNS EXISTING AT THE COMMENCEMENT DATE) ON ANY PART OF THE OUTSIDE OF THE BUILDING EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE LESSOR, AND THEN ONLY OF SUCH COLOUR, SIZE AND
STYLE  AND  IN  SUCH  PLACE  OR PLACES AS SHALL BE FIRST APPROVED BY THE LESSOR.
(B) AT THE TERMINATION DATE OR OTHER DETERMINATION OF THIS LEASE THE LESSEE SHALL AT ITS SOLE COST REMOVE ALL LETTERING, SIGNS AND OTHER DISTINCTIVE MARKS FROM THE PREMISES AND THE BUILDING. THE LESSEE SHALL ALSO BE ENTITLED TO REMOVE THE DEDICATION PLAQUE AT THE ENTRANCE TO THE PREMISES.
(C) SUBJECT TO CLAUSE 4.13, THE LESSOR SHALL NOT DISPLAY ANY SIGN ON OR AT THE PREMISES EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE LESSEE, AND THEN ONLY OF SUCH COLOUR, SIZE AND STYLE AND IN SUCH PLACE OR PLACES AS SHALL BE FIRST
APPROVED  BY  THE  LESSEE.
52.12     INFECTIOUS  ILLNESS
IF ANY INFECTIOUS ILLNESS OCCURS IN THE PREMISES OR THE BUILDING THE LESSEE SHALL FORTHWITH GIVE NOTICE OF SUCH EVENT TO THE LESSOR AND TO ALL PROPER AUTHORITIES, AND WHERE ANY SUCH INFECTIOUS ILLNESS IS CONFINED TO THE PREMISES AND HAS RESULTED FROM THE USE OF THEM BY THE LESSEE OR BY THE LESSEE'S EMPLOYEES THE LESSEE AT ITS COST SHALL THOROUGHLY FUMIGATE AND DISINFECT THE PREMISES TO THE SATISFACTION OF THE LESSOR AND OF ALL RELEVANT AUTHORITIES.
52.13     FOR  SALE/TO  LET
THE  LESSOR  SHALL  BE  ENTITLED  AT  REASONABLE  TIMES  TO:
(A) PLACE ADVERTISEMENTS AND SIGNS ON SUCH PART(S) OF THE PREMISES AS IT REASONABLY CONSIDERS APPROPRIATE WHERE THE BUILDING OR THE PREMISES ARE EITHER FOR SALE OR AVAILABLE FOR LEASE; AND
(B)     SHOW  INTERESTED  PERSONS  THROUGH  THE  PREMISES.
THE LESSOR IN EXERCISING ITS RIGHTS UNDER THIS CLAUSE SHALL ENDEAVOUR TO MINIMISE ANY INCONVENIENCE TO THE LESSEE OR THE LESSEE'S BUSINESS.
53.     MAINTENANCE  REPAIRS  ALTERATIONS  AND  ADDITIONS
53.1     REPAIR  OBLIGATIONS
(A) GENERAL REPAIR OBLIGATION: THE LESSEE SHALL DURING THE TERM AND ANY HOLDING OVER KEEP THE PREMISES (INCLUDING LANDSCAPING ELEMENTS), THE LESSEE'S FITTINGS AND ALL THE LESSOR'S FIXTURES IN THE PREMISES IN GOOD REPAIR AND
CONDITION HAVING REGARD TO THEIR STATE OF REPAIR AND CONDITION AT THE COMMENCEMENT OF THIS LEASE (OR IF THIS LEASE IS ONE OF A SEQUENCE OF LEASES, TO THEIR STATE OF REPAIR AND CONDITION AT THE COMMENCEMENT OF THE FIRST LEASE). THIS OBLIGATION EXCLUDES:
(I)     FAIR  WEAR  AND  TEAR;  AND
(II) DAMAGE TO THE PREMISES ARISING FROM FIRE, FLOOD, LIGHTNING, STORM, TEMPEST, EARTHQUAKE, AIRCRAFT OR OTHER AERIAL DEVICE, RIOT, EXPLOSION, ACT OF GOD, INHERENT DEFECT, TERRORISM, WAR OR OTHER DISABLING CAUSE OR DAMAGE TO THE PREMISES WHERE THE LESSOR IS INDEMNIFIED BY AN INSURANCE POLICY TAKEN OUT BY THE LESSOR OR WHICH WOULD BE TAKEN OUT BY A PRUDENT LESSOR IN RESPECT OF THE BUILDING (OTHER THAN WHERE ANY INSURANCE MONEYS ARE IRRECOVERABLE THROUGH THE ACT, OMISSION, NEGLECT, DEFAULT OR MISCONDUCT OF THE LESSEE OR THE LESSEE'S EMPLOYEES)
(B) STRUCTURAL REPAIR: NOTHING IN THIS CLAUSE 5.1 SHALL IMPOSE ANY OBLIGATION UPON THE LESSEE IN RESPECT OF ANY STRUCTURAL MAINTENANCE, REPLACEMENT OR REPAIR EXCEPT WHERE RENDERED NECESSARY BY ANY ACT, OMISSION, NEGLECT, DEFAULT OR MISCONDUCT OF THE LESSEE OR THE LESSEE'S EMPLOYEES OR BY ITS OR THEIR
PARTICULAR USE AND OCCUPANCY OF THE PREMISES OR BY THE INSTALLATION, USE OR REMOVAL OF THE LESSEE'S FITTINGS.
(C) PARTICULAR REPAIR OBLIGATIONS: THE LESSEE SHALL, OR THE LESSOR MAY AT THE LESSEE'S COST:
(I) (WITHOUT PREJUDICE TO ANY OTHER RIGHT OR REMEDY OF THE LESSOR) IMMEDIATELY MAKE GOOD ANY DAMAGE TO THE PREMISES OR ANY OTHER PART OF THE BUILDING CAUSED BY THE WILFUL OR NEGLIGENT ACT OF THE LESSEE OR OF THE LESSEE'S EMPLOYEES;
(II) IMMEDIATELY REPLACE ALL GLASS BROKEN BY THE LESSEE OR BY ANY OF THE LESSEE'S EMPLOYEES;
(III) REPLACE ALL DAMAGED OR NON-OPERATIVE ELECTRIC LIGHT BULBS, GLOBES, TUBES AND OTHER MEANS OF ILLUMINATION WITHIN THE PREMISES;
(IV) SUBJECT TO CLAUSE 5.1(A), REPAIR OR WHERE APPROPRIATE REPLACE ANY OF THE LESSOR'S FIXTURES WHICH ARE BROKEN OR DAMAGED BY THE LESSEE OR BY ANY OF THE LESSEE'S EMPLOYEES. UNLESS THE LESSOR NOTIFIES THE LESSEE IN WRITING TO THE
CONTRARY  THE  LESSEE  AGREES  THAT  SUCH  REPAIRS OR REPLACEMENTS SHALL ONLY BE
CARRIED  OUT  BY  THE  LESSOR  BUT  AT  THE  LESSEE'S  COST.
(D) CONDITION REPORT: FOR THE PURPOSE OF ESTABLISHING A RECORD OF THE STATE OF REPAIR AND CONDITION OF THE BUILDING AT THE COMMENCEMENT DATE IN 2002, THE LESSEE SHALL AS SOON AS PRACTICABLE AFTER SUCH COMMENCEMENT DATE PREPARE A CONDITION REPORT CONSISTING OF PHOTOGRAPHS OF COMPONENTS OF THE BUILDING AND FURNISH A COPY TO THE LESSOR.
53.2     LESSOR'S  RIGHT  OF  INSPECTION
THE LESSOR MAY AT ALL REASONABLE TIMES UPON GIVING TO THE LESSEE REASONABLE NOTICE (EXCEPT IN THE CASE OF EMERGENCY WHEN NO NOTICE SHALL BE REQUIRED) ENTER THE PREMISES AND VIEW THEIR STATE OF REPAIR AND CONDITION.
53.3     NOT  USED.
53.4     NOT  USED.
53.5     ENFORCEMENT  OF  REPAIR  OBLIGATIONS
THE  LESSOR  MAY:
(A) SERVE UPON THE LESSEE A NOTICE OF ANY FAILURE BY THE LESSEE TO CARRY OUT ANY REPAIR, REPLACEMENT, CLEANING OR REDECORATION OF THE PREMISES WHICH IS THE LESSEE'S OBLIGATION UNDER THIS LEASE; AND/OR
(B) REQUIRE THE LESSEE TO CARRY OUT SUCH REPAIR, REPLACEMENT, CLEANING OR REDECORATION WITHIN A REASONABLE TIME AND, IN DEFAULT OF THE LESSEE DOING SO, THE LESSOR MAY ELECT TO CARRY OUT SUCH REPAIR, REPLACEMENT, CLEANING OR REDECORATION AND ANY COSTS WHETHER INCIDENTAL OR OTHERWISE SHALL BE PAYABLE ON DEMAND BY THE LESSEE TO THE LESSOR.
53.6     LESSOR  MAY  ENTER  TO  REPAIR
IF:
(A) THE LESSOR WISHES TO CARRY OUT ANY REPAIRS TO THE PREMISES CONSIDERED NECESSARY OR DESIRABLE BY THE LESSOR OR IN RELATION TO ANYTHING WHICH THE LESSOR IS OBLIGED TO DO UNDER THIS LEASE;
(B) ANY AUTHORITY REQUIRES ANY REPAIR OR WORK TO BE UNDERTAKEN ON THE PREMISES OR THE BUILDING WHICH THE LESSOR IN ITS DISCRETION ELECTS TO DO AND FOR WHICH THE LESSEE IS NOT LIABLE UNDER THIS LEASE; AND/OR
(C) THE LESSOR ELECTS TO CARRY OUT ANY REPAIR WORK WHICH THE LESSEE IS REQUIRED OR LIABLE TO DO UNDER THIS LEASE BY ANY LAW OR BY ANY REQUIREMENT BUT FAILS TO DO SO,
THEN THE LESSOR, ITS ARCHITECTS, WORKMEN AND OTHERS AUTHORISED BY THE LESSOR MAY AT ALL REASONABLE TIMES UPON GIVING TO THE LESSEE REASONABLE NOTICE (EXCEPT IN THE CASE OF EMERGENCY WHEN NO NOTICE SHALL BE REQUIRED) ENTER AND CARRY OUT ANY SUCH WORKS AND REPAIRS. IN SO DOING THE LESSOR SHALL ENDEAVOUR NOT TO CAUSE UNDUE INCONVENIENCE TO THE LESSEE AND THE CONDUCT OF THE LESSEE'S BUSINESS.
53.7     ALTERATIONS  TO  PREMISES
THE LESSEE SHALL NOT MAKE OR PERMIT TO BE MADE ANY PROPOSED WORK (INCLUDING INTER-TENANCY PARTITIONS AND FLOOR COVERINGS) WITHOUT THE LESSOR'S PRIOR WRITTEN APPROVAL AND:
(A) IN SEEKING THE LESSOR'S APPROVAL TO A PROPOSED WORK THE LESSEE SHALL SUBMIT PLANS AND SPECIFICATIONS OF THE PROPOSED WORK TOGETHER WITH A LIST OF THE PERSONS (IF ANY) FROM WHOM THE LESSEE PROPOSES TO CALL TENDERS FOR THE PROPOSED WORK;
(B) THE LESSOR WILL (UNLESS IT NOTIFIES OTHERWISE) REQUIRE AS A CONDITION OF ITS APPROVAL THAT:
(I)     ANY  PROPOSED  WORK  SHALL  BE  SUPERVISED  BY  A PERSON APPROVED BY THE
LESSOR;
(II)          ANY  PROPOSED  WORK  SHALL BE EXECUTED BY CONTRACTORS OR TRADESMEN
APPROVED BY THE LESSOR, BUT NO OBJECTION SHALL BE MADE BY THE LESSOR TO ANY PERSON WHOSE NAME APPEARS ON THE LIST PROVIDED PURSUANT TO PARAGRAPH (A) AND WHO HAS BEEN APPROVED BY THE LESSOR;
(III)          THE  LESSEE  PAYS  ON  DEMAND ALL COSTS INCURRED BY THE LESSOR IN
CONSIDERING THE PROPOSED WORK AND ITS SUPERVISION, INCLUDING THE FEES OF ARCHITECTS OR OTHER BUILDING CONSULTANTS ENGAGED BY OR ON BEHALF OF THE LESSOR;
(IV) THE LESSEE SHALL OBTAIN AND KEEP CURRENT ALL NECESSARY APPROVALS OR PERMITS FROM ALL AUTHORITIES NECESSARY TO ENABLE ANY PROPOSED WORK TO BE LAWFULLY EFFECTED, AND SHALL ON REQUEST BY THE LESSOR PRODUCE FOR INSPECTION BY THE LESSOR COPIES OF ALL SUCH APPROVALS AND PERMITS;
(V) UPON COMPLETION OF THE PROPOSED WORK THE LESSEE SHALL FORTHWITH OBTAIN AND PRODUCE TO THE LESSOR ANY UNCONDITIONAL CERTIFICATES OF COMPLIANCE OR OF SATISFACTORY COMPLETION AVAILABLE FROM ANY SUCH AUTHORITY; AND
(VI) THE LESSEE SHALL FORTHWITH REPAY ON DEMAND BY THE LESSOR ANY COST INCURRED BY THE LESSOR AS A RESULT OF ANY ALTERATION, ADDITION OR INSTALLATION TO OR IN THE PREMISES, INCLUDING ANY RESULTING MODIFICATION OR VARIATION TO THE BUILDING; AND
(C) THE LESSEE SHALL AT ITS OWN EXPENSE COMPLY WITH ALL CONDITIONS ON WHICH THE LESSOR CONSENTS TO ANY PROPOSED WORK.
53.8 ALTERATIONS OR ADDITIONS TO LESSOR'S FIXTURES AND SERVICES SUBJECT TO CLAUSE 5.7 THE LESSEE WILL NOT WITHOUT THE PRIOR WRITTEN APPROVAL OF THE LESSOR INSTALL, INTERFERE WITH OR MAKE ANY CONNECTIONS TO THE LESSOR'S FIXTURES, SERVICES AND/OR APPURTENANCES, INCLUDING EXISTING WATER, GAS OR ELECTRICAL FIXTURES, EQUIPMENT OR APPLIANCES OR ANY APPARATUS FOR ILLUMINATING, AIR-CONDITIONING, HEATING, COOLING OR VENTILATING THE PREMISES.
53.9     NOTICE  TO  LESSOR  OF  DAMAGE,  ACCIDENT  ETC
THE  LESSEE  SHALL  FORTHWITH  GIVE  NOTICE  TO  THE  LESSOR  OF  ANY:
(A)     DAMAGE,  ACCIDENT  TO  OR DEFECTS IN THE PREMISES OR IN THE BUILDING; OR
(B) CIRCUMSTANCES LIKELY TO CAUSE ANY DAMAGE OR INJURY OCCURRING WITHIN THE PREMISES OR THE BUILDING OF WHICH THE LESSEE HAS NOTICE (ACTUAL OR CONSTRUCTIVE).
54.     ASSIGNMENT  AND  SUBLETTING
54.1     NO  DISPOSAL  OF  LESSEE'S  INTEREST
THE LESSEE SHALL NOT DURING THE CONTINUANCE OF THIS LEASE ASSIGN, TRANSFER OR OTHERWISE DEAL WITH OR PART WITH POSSESSION OF THE PREMISES OR THIS LEASE OR ANY PART OF THEM OR ANY INTEREST IN THEM OR ATTEMPT TO DO ANY OF THE FOREGOING, OR BY ANY ACT PROCURE THE PREMISES OR THIS LEASE OR ANY PART OF THEM OR ANY INTEREST IN THEM TO BE ASSIGNED, TRANSFERRED OR OTHERWISE DEALT WITH OR DISPOSED OF.
54.2     ASSIGNMENTS  AND  SUBLEASES
THE  LESSEE  SHALL  NOT  BE  IN  BREACH  OF  CLAUSE  6.1  IF:
(A) THE LESSEE IS NOT IN DEFAULT IN THE TIMELY OBSERVANCE OR PERFORMANCE OF EACH OF THE COVENANTS AND AGREEMENTS ON THE LESSEE'S PART, AND IN PARTICULAR ALL RENT AND ALL OTHER MONEYS PAYABLE BY THE LESSEE TO THE LESSOR UP TO THE DATE OF THE PROPOSED ASSIGNMENT OR SUBLEASE HAVE BEEN PAID;
(B)     THE  LESSEE  PAYS  TO  THE  LESSOR  ALL REASONABLE COSTS INCURRED BY THE
LESSOR (WHETHER OR NOT THE PROPOSED ASSIGNMENT OR SUBLEASE PROCEEDS TO COMPLETION) INCLUDING THE LESSOR'S ADMINISTRATIVE AND OTHER LEGAL COSTS OF AND INCIDENTAL TO THE PROPOSED ASSIGNMENT OR SUBLEASE;
(C)     THE  LESSEE  PROVES  TO THE SATISFACTION OF THE LESSOR THAT THE INCOMING
TENANT  IS  A  RESPECTABLE,  RESPONSIBLE  AND  SOLVENT  PERSON;
(D)     IN  THE  CASE  OF  A  PROPOSED  SUBLEASE:
(I) THE LESSEE PROVES TO THE SATISFACTION OF THE LESSOR (BY VALUATION OR VALUATIONS IF SO REQUIRED) THAT THE RENT PAYABLE BY THE INCOMING TENANT UNDER THE SUBLEASE IS AT A RATE NOT LESS THAN THE THEN CURRENT MARKET RENT FOR THE PREMISES;
(II) THE LESSOR MAY IN ITS ABSOLUTE DISCRETION APPROVE A SUBLEASE AT A RATE LESS THAN THE THEN CURRENT MARKET RENT FOR THE PREMISES IF THE LESSEE PROVIDES A WRITTEN ACKNOWLEDGMENT IN A FORM SATISFACTORY TO THE LESSOR THAT THE RATE IS BELOW CURRENT MARKET RENT FOR THE PREMISES;
(E) THE LESSEE AND THE INCOMING TENANT ENTER INTO A DEED WITH THE LESSOR IN THE FORM REQUIRED BY THE LESSOR WHICH INCLUDES PROVISIONS THAT THE INCOMING TENANT, IF AN ASSIGNEE, WILL COMPLY WITH ALL THE LESSEE'S OBLIGATIONS UNDER THIS LEASE ON AND FROM THE DATE OF ASSIGNMENT OR, IF A SUBLESSEE, WILL NOT CAUSE OR CONTRIBUTE TO A BREACH OF THIS LEASE;
(F) THE LESSEE AND THE INCOMING TENANT COMPLY WITH THE LESSOR'S REQUIREMENTS IN RELATION TO THE DOCUMENTATION, STAMPING AND REGISTRATION OF THE PROPOSED ASSIGNMENT OR SUBLEASE; AND
(G) IF THE INCOMING TENANT IS A COMPANY, OTHER THAN A COMPANY WHOSE SHARES CAN BE PUBLICLY TRADED THROUGH A STOCK EXCHANGE, THE LESSEE PROVIDES AND/OR PROCURES IN FAVOUR OF THE LESSOR A BANK GUARANTEE EQUIVALENT TO SIX MONTHS BASE RENT.
54.3     CORPORATE  OWNERSHIP
IF THE LESSEE IS A COMPANY, OTHER THAN A COMPANY WHOSE SHARES CAN BE PUBLICLY TRADED THROUGH A STOCK EXCHANGE, ANY CHANGE IN THE SHAREHOLDING OF THE LESSEE ALTERING THE EFFECTIVE CONTROL OF THE LESSEE SHALL BE DEEMED A PROPOSED ASSIGNMENT OF THIS LEASE, AND THE LESSEE SHALL NOT REGISTER, RECORD OR ENTER IN ITS BOOKS ANY TRANSFER OF ANY SHARE OR SHARES IN THE CAPITAL OF THE LESSEE, OR DEAL WITH ANY BENEFICIAL INTEREST IN ANY SUCH SHARE OR SHARES, OR ISSUE ANY NEW SHARE OR SHARES, OR TAKE OR ATTEMPT TO TAKE ANY ACTION HAVING THE EFFECT OF ALTERING THE EFFECTIVE CONTROL OF THE LESSEE OR HAVING THE EFFECT THAT THE SHAREHOLDERS OF THE LESSEE AT THE DATE OF THIS LEASE TOGETHER BENEFICIALLY HOLD OR CONTROL LESS THAN FIFTY ONE PER CENT (51%) OF THE VOTING RIGHTS OF CAPITAL IN THE LESSEE, UNLESS THE LESSEE COMPLIES WITH THE CONDITIONS OF CLAUSE 6.2.
54.4     MORTGAGING  LESSEE'S  INTEREST  IN  PREMISES
THE LESSEE SHALL NOT MORTGAGE OR CHARGE THIS LEASE OR THE LESSEE'S INTEREST IN THE PREMISES WITHOUT FIRST OBTAINING THE CONSENT OF THE LESSOR, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD WHERE THE LESSEE IS A COMPANY AND WISHES TO ENTER INTO A PROPER FIXED AND/OR FLOATING CHARGE OVER ITS ASSETS IN GOOD FAITH AS A MEANS OF SECURING A BANK OVERDRAFT FACILITY.
54.5     RESMED  LTD  AND  RELATED  BODIES  CORPORATE
NOTWITHSTANDING  CLAUSE 6.2, THE LESSEE SHALL NOT BE IN BREACH OF CLAUSE 6.1 IF:
(A) THE LESSEE IS RESMED LIMITED AND/OR A RELATED BODY CORPORATE (WHICH TERM IN THIS CLAUSE 6.5 HAS THE MEANING AS DEFINED IN THE CORPORATIONS ACT 2001) OF RESMED LIMITED; AND
(B) THE INCOMING TENANT IS RESMED LIMITED AND/OR A RELATED BODY CORPORATE OF RESMED LIMITED; AND
(C) IN THE CASE OF A PROPOSED SUBLEASE, THE INCOMING TENANT AGREES THAT THE PROPOSED SUBLEASE WILL TERMINATE UPON THE TERMINATION OF THIS LEASE; AND
(D)     CLAUSES  6.2(B),  (E)  AND  (F)  ARE  COMPLIED  WITH;  AND
(E) RESMED LIMITED PROVIDES IN FAVOUR OF THE LESSOR A GUARANTEE OF THE OBLIGATIONS AND COVENANTS OF THE INCOMING TENANT CONTAINING PROVISIONS AS SET
OUT  OR  TO  THE  EFFECT  OF  THOSE  SET OUT IN CLAUSES 13.2-13.5 OF THIS LEASE.
55.     INSURANCE  AND  INDEMNITIES
55.1     INSURANCES  TO  BE  TAKEN  OUT  BY  LESSEE
THE  LESSEE  SHALL:
(A) PUBLIC RISK: EFFECT ON OR BEFORE THE COMMENCEMENT DATE AND KEEP CURRENT DURING THE TERM (INCLUDING ANY EXTENSION OR RENEWAL OR HOLDING OVER) A PUBLIC RISK INSURANCE POLICY BEARING AN ENDORSEMENT WHEREBY THE INDEMNITY UNDER THE POLICY IS EXTENDED TO INCLUDE THE RISKS REFERRED TO IN CLAUSE 7.6 AND ALL OTHER CLAIMS ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, SUCH POLICY TO BE FOR AN AMOUNT OF NOT LESS THAN THE AMOUNT SPECIFIED IN ITEM 15 OR SUCH OTHER REASONABLE AMOUNT AS THE LESSOR MAY NOTIFY THE LESSEE FROM TIME TO TIME IN RESPECT OF ANY SINGLE ACCIDENT;
(B) PLATE GLASS: INSURE IN SUCH AMOUNT (NOT BEING LESS THAN THE FULL INSURABLE VALUE OF THEM) AND AGAINST SUCH RISKS AS THE LESSOR MAY REQUIRE ALL PLATE GLASS WINDOWS (OTHER THAN EXTERNAL WINDOWS), DOORS AND DISPLAY SHOW-CASES FORMING PART OF OR WITHIN THE PREMISES;
(C) APPROVED INSURERS: ENSURE THAT ALL POLICIES OF INSURANCE EFFECTED OR REQUIRED TO BE EFFECTED BY THE LESSEE PURSUANT TO THIS CLAUSE 7, WHETHER IN
RESPECT  OF  THE  PROPERTY  OR  RISK  EITHER  OF  THE  LESSOR  OR  THE  LESSEE:
(I)     ARE  TAKEN  OUT  WITH  AN  INDEPENDENT  AND  REPUTABLE  INSURER;
(II) ARE FOR SUCH AMOUNTS AND COVER SUCH RISKS AS ARE REASONABLY ACCEPTABLE TO OR REQUIRED BY THE LESSOR AND/OR THE LESSOR'S INSURER(S); AND
(III) ARE TAKEN OUT IN THE NAMES OF THE LESSOR AND THE LESSEE FOR THEIR RESPECTIVE RIGHTS AND INTERESTS:
(D) EVIDENCE OF INSURANCE: IN RESPECT OF ANY POLICY OF INSURANCE TO BE EFFECTED BY THE LESSEE PURSUANT TO THIS CLAUSE 7, WHENEVER REASONABLY REQUIRED BY THE LESSOR PRODUCE TO THE LESSOR THE POLICY OF INSURANCE, THE RECEIPT FOR THE LAST PREMIUM AND A CERTIFICATE OF CURRENCY; AND
(E) LESSEE TO PAY PREMIUMS: PAY ALL PREMIUMS AND OTHER MONEYS PAYABLE IN RESPECT OF ANY SUCH POLICY WHENEVER THEY SHALL BECOME DUE AND PAYABLE.
55.2     EFFECT  ON  LESSOR'S  INSURANCES
(A) NOT TO PREJUDICE INSURANCES: THE LESSEE SHALL NOT WITHOUT THE PRIOR CONSENT IN WRITING OF THE LESSOR BRING, KEEP, DO OR PERMIT TO BE BROUGHT, KEPT OR DONE ANYTHING TO OR UPON THE PREMISES OR THE BUILDING WHICH SHALL OR MAY:
(I)          INCREASE  THE RATE OF ANY INSURANCE ON THE PREMISES OR THE BUILDING
OR  ON  ANY  PROPERTY  IN  THEM;  OR
(II) VITIATE OR RENDER VOID OR VOIDABLE ANY INSURANCE IN RESPECT OF THE PREMISES OR THE BUILDING OR ANY PROPERTY IN THEM; OR
(III) CONFLICT WITH ANY LAWS OR ANY REQUIREMENTS OR WITH ANY REQUIREMENTS OF THE LESSOR'S INSURER(S) RELATING TO FIRES OR FIRE SAFETY OR FIRE PREVENTION OR WITH ANY INSURANCE POLICY IN RESPECT OF THE PREMISES OR THE BUILDING OR ANY PROPERTY IN THEM.
(B) EXTRA COSTS OF INSURANCE: THE LESSEE SHALL PAY TO THE LESSOR ON DEMAND ALL EXTRA COSTS OF INSURANCE (INCLUDING ANY RATES) ON THE PREMISES OR THE BUILDING AND ON ANY PROPERTY IN THEM (IF ANY ARE REQUIRED) ON ACCOUNT OF THE EXTRA RISK CAUSED BY THE LESSEE'S USE OR OCCUPATION OF THE PREMISES.
55.3     INFLAMMABLE  SUBSTANCES
THE  LESSEE  SHALL  NOT:
(A) OTHER THAN AS IS NECESSARY AND PROPER FOR THE LESSEE'S BUSINESS, AND THEN ONLY IN SUCH QUANTITIES AS ARE REASONABLY APPROPRIATE, STORE CHEMICALS, INFLAMMABLE LIQUIDS, ACETYLENE GAS OR ALCOHOL, VOLATILE OR EXPLOSIVE OILS, COMPOUNDS OR SUBSTANCES UPON THE PREMISES AND/OR THE BUILDING; OR
(B)     USE  ANY  OF  SUCH  SUBSTANCES OR FLUIDS IN THE PREMISES FOR ANY PURPOSE
OTHER  THAN  THE  LESSEE'S  BUSINESS.
55.4     COMPLIANCE  WITH  FIRE  REGULATIONS
THE  LESSEE  SHALL:
(A) COMPLY WITH INSURANCE, SPRINKLER OR FIRE ALARM REGULATIONS IN RESPECT OF ANY PARTITIONS WHICH MAY BE ERECTED BY OR ON BEHALF OF THE LESSEE IN THE PREMISES; AND
(B) PAY TO THE LESSOR UPON DEMAND THE COST OF ANY ALTERATION TO ANY SERVICES, SPRINKLER OR FIRE PREVENTION EQUIPMENT AND INSTALLATIONS (INCLUDING ALARMS) WHICH MAY BECOME NECESSARY BY REASON OF THE NON-COMPLIANCE BY THE LESSEE OR BY THE LESSEE'S EMPLOYEES WITH ANY SUCH REGULATIONS IN RESPECT OF SUCH PARTITIONS.
55.5     EXCLUSION  OF  LESSOR'S  LIABILITY
THE  LESSEE:
(A) LESSEE'S RISK: ACKNOWLEDGES THAT ALL PROPERTY WHICH MAY BE IN THE PREMISES DURING THE CONTINUANCE OF THIS LEASE SHALL BE AT THE SOLE RISK OF THE LESSEE, AND THE LESSOR SHALL NOT BE LIABLE FOR ANY CLAIM THAT THE LESSEE OR THE LESSEE'S EMPLOYEES OR ANY PERSON CLAIMING BY, THROUGH OR UNDER THE LESSEE MAY INCUR OR MAKE OR ANY WHICH ARISES FROM:
(I) ANY FAULT IN THE CONSTRUCTION OR STATE OF REPAIR OF THE BUILDING OR THE PREMISES OR ANY PART OF THEM OR THE LESSOR'S FIXTURES; OR
(II)          ANY  DEFECT  IN  ANY  SERVICE  OR  ANY  APPURTENANCE;  OR
(III) THE FLOW, OVERFLOW, LEAKAGE, CONDENSATION OR BREAKDOWN OF ANY WATER, AIR-CONDITIONING, GAS, OIL OR OTHER SOURCES OF ENERGY OR FUEL, WHETHER FROM THE ROOF, WALLS, GUTTER, DOWNPIPES OR OTHER PARTS OF THE BUILDING;
          OR FROM ANY OTHER CAUSE EXCEPT AS A RESULT OF BREACH OF THIS LEASE BY, OR THE NEGLIGENCE OF ANY SERVANT OR AGENT OF, THE LESSOR; AND
(B) RELEASE: AGREES THAT THE LESSOR SHALL NOT BE RESPONSIBLE FOR AND RELEASES THE LESSOR FROM LIABILITY IN RESPECT OF ANY:
(I) CLAIM RELATING TO ANY PROPERTY OF THE LESSEE OR ANY OTHER PERSON IN THE BUILDING OR ANY PART OF IT HOWEVER OCCURRING; OR
(II) DAMAGE OR INJURY TO ANY PERSON OR PROPERTY IN THE BUILDING OR ON ANY LAND NEAR THE BUILDING,
EXCEPT TO THE EXTENT THE CLAIM, DAMAGE OR INJURY RESULTS FROM BREACH OF THIS LEASE BY, OR THE NEGLIGENCE OF ANY SERVANT OR AGENT OF, THE LESSOR.
55.6     INDEMNITIES
NOTWITHSTANDING  THAT:
(A) ANY CLAIMS SHALL HAVE RESULTED FROM ANYTHING WHICH THE LESSEE MAY BE AUTHORISED OR OBLIGED TO DO UNDER THIS LEASE; AND/OR
(B) AT ANY TIME ANY WAIVER OR OTHER INDULGENCE HAS BEEN GIVEN TO THE LESSEE IN RESPECT OF ANY OBLIGATION OF THE LESSEE UNDER THIS CLAUSE 7.6,
THE LESSEE SHALL INDEMNIFY AND KEEP INDEMNIFIED THE LESSOR FROM AND AGAINST ALL CLAIMS FOR WHICH THE LESSOR SHALL OR MAY BE OR BECOME LIABLE, WHETHER DURING OR AFTER THE TERM, IN RESPECT OF OR ARISING FROM:
(I) INJURY TO PROPERTY OR PERSON: ANY LOSS, DAMAGE OR INJURY TO PROPERTY OR PERSON CAUSED OR CONTRIBUTED TO BY ANY WILFUL OR NEGLIGENT ACT OR OMISSION, ANY DEFAULT UNDER THIS LEASE, AND/OR THE USE OF THE PREMISES, BY OR ON THE PART OF THE LESSEE OR THE LESSEE'S EMPLOYEES EXCEPT TO THE EXTENT CAUSED BY THE LESSOR, ITS SERVANTS OR AGENTS;
(II) ABUSE OF SERVICES: THE NEGLIGENT OR CARELESS USE OR NEGLECT OF THE SERVICES AND FACILITIES OF THE PREMISES OR THE BUILDING OR THE APPURTENANCES BY THE LESSEE OR THE LESSEE'S EMPLOYEES OR ANY OTHER PERSON CLAIMING THROUGH OR UNDER THE LESSEE.
(III) WATER LEAKAGE: OVERFLOW OR LEAKAGE OF WATER (INCLUDING RAIN WATER) OR FROM ANY SERVICES OR FROM ANY OF THE APPURTENANCES OR THE LESSOR'S FIXTURES, CAUSED OR CONTRIBUTED TO BY ANY ACT OR OMISSION ON THE PART OF THE LESSEE OR THE LESSEE'S EMPLOYEES OR OTHER PERSON CLAIMING THROUGH OR UNDER THE LESSEE;
(IV) NOTIFICATION OF DEFECTS: FAILURE OF THE LESSEE TO GIVE NOTICE TO THE LESSOR OF ANY DEFECT IN ANY OF THE MECHANICAL OR ANY OTHER SERVICES IN, TO OR NEAR THE PREMISES;
(V) PLATE GLASS: ALL CLAIMS RELATING TO PLATE AND OTHER GLASS CAUSED OR CONTRIBUTED TO BY ANY ACT OR OMISSION ON THE PART OF THE LESSEE OR THE LESSEE'S EMPLOYEES.
55.7     BUILDING  INSURANCE
(A)     IN  THIS  CLAUSE  "INDUSTRIAL  SPECIAL  RISKS POLICY" MEANS AN INSURANCE
POLICY:
(I) FOR THE FULL INSURABLE AND REPLACEMENT VALUE (AS DETERMINED BY AN INDEPENDENT VALUER AT THE LESSOR'S EXPENSE) OF THE BUILDING AND THE LESSOR'S FIXTURES, INCLUDING COVERAGE FOR COSTS OF DEMOLITION, SITE CLEARANCE, REMOVAL OF DEBRIS, PROFESSIONAL AND OTHER COSTS OF PLANNING AND OTHER APPROVALS AND FOR REINSTATING OR REPLACING THE BUILDING AND THE LESSOR'S FIXTURES, AGAINST LOSS OR DAMAGE BY FIRE, STORM, TEMPEST, EARTHQUAKE, LIGHTNING, EXPLOSION AND OTHER RISKS USUALLY COVERED UNDER A COMPREHENSIVE INSURANCE POLICY FOR FIRE AND RELATED RISKS; AND
(II) (SUBJECT TO THE EXCLUSION OF ANY RENTS ARISING FROM NORMAL VACANCIES DURING LETTING UP PERIODS) FOR LOSS OF ANY RENTS OR OTHER MONEYS (WHETHER SEPARATE OR OTHERWISE INCLUDED IN ANY RENTS OR OTHER MONEYS PAYABLE IN RESPECT OF ANY TENANCY OR OCCUPATION OF THE BUILDING) ARISING FROM DAMAGE OR DESTRUCTION OF THE BUILDING OR ANY PART OF IT OR ARISING FROM DIMINUTION OR LOSS OF ANY
MEANS  OF  ACCESS  OR  OTHER  SIMILAR  CAUSES.
(B) FROM THE COMMENCEMENT DATE IN 2002 UNTIL 30 SEPTEMBER 2002 THE LESSEE SHALL MAINTAIN THE COMPREHENSIVE INSURANCE POLICY FOR INDUSTRIAL SPECIAL RISKS WITH XL WINTERTHUR INTERNATIONAL (POLICY NUMBER IS10017/00) ("THE CURRENT POLICY") WHICH POLICY COVERS THE BUILDING AND WHICH THE PARTIES ACKNOWLEDGE IS AN INDUSTRIAL SPECIAL RISKS POLICY FOR THE PURPOSES OF THIS CLAUSE.
(C) EACH PARTY WILL SUBMIT TO THE OTHER BY 31 AUGUST 2002 AND EACH ANNIVERSARY OF THAT DATE FOR THE REMAINDER OF TERM AT LEAST TWO (2) QUOTES FOR AN INDUSTRIAL SPECIAL RISKS POLICY FOR THE NEXT TWELVE (12) MONTHS STARTING FROM 1 OCTOBER AND ENDING ON THE FOLLOWING 30 SEPTEMBER FROM AN INSURER WHICH, AT THE DATE OF THE QUOTE, IS INDEPENDENT, REPUTABLE AND RATED WITH A STANDARD AND POOR'S RATING OF AT LEAST AA. WHERE THE PROPOSED POLICY COVERS PROPERTIES IN ADDITION TO THE BUILDING, A STATEMENT BY A PARTY'S INSURANCE BROKER AS TO THE COST OF THE POLICY IN RESPECT OF THE BUILDING SHALL BE THE QUOTE FOR THAT POLICY FOR THE PURPOSE OF THIS CLAUSE.
(D) THE PARTIES WILL ACCEPT THE LOWEST QUOTE AND WHICHEVER PARTY OBTAINED SUCH QUOTE WILL EFFECT AND MAINTAIN THE INDUSTRIAL SPECIAL RISKS POLICY WITH THE RELEVANT INSURER FOR THE RELEVANT TWELVE (12) MONTH PERIOD STARTING FROM 1 OCTOBER AND ENDING ON THE FOLLOWING 30 SEPTEMBER.
(E) IN RESPECT OF ANY INDUSTRIAL SPECIAL RISKS POLICY TAKEN OUT BY THE LESSEE PURSUANT TO THIS CLAUSE (INCLUDING THE CURRENT POLICY):
(I) SUCH POLICY WILL NOTE THE INTERESTS OF THE LESSOR, THE MACQUARIE GOODMAN CAPITAL TRUST (AS REFERRED TO IN CLAUSE 18.10) AND ANY MORTGAGEE OF THE PREMISES AS NOTIFIED BY THE LESSOR FROM TIME TO TIME;
(II) THE LESSEE, WHENEVER REASONABLY REQUIRED BY THE LESSOR, WILL PRODUCE TO THE LESSOR THE INDUSTRIAL SPECIAL RISKS POLICY, THE RECEIPT OF THE LAST PREMIUM AND A CERTIFICATE OF CURRENCY;
(III)     THE  LESSEE  WILL PAY ALL PREMIUMS AND OTHER MONEYS PAYABLE IN RESPECT
OF  ANY  SUCH  POLICY  WHENEVER  THEY  SHALL  BECOME  DUE  AND  PAYABLE.
(F) IN THE EVENT OF LOSS OR DAMAGE TO THE BUILDING OR THE LESSOR'S FIXTURES WHICH IS COVERED BY AN INDUSTRIAL SPECIAL RISKS POLICY, THE LESSEE ACKNOWLEDGES THAT THE LESSOR IS ENTITLED TO THE PROCEEDS FROM THE INSURANCE AND, IF ANY SUCH PROCEEDS ARE RECEIVED BY THE LESSEE, THE LESSEE SHALL FORTHWITH REMIT THE AMOUNT RECEIVED TO THE LESSOR.
56.     DAMAGE  AND  RESUMPTION
56.1     DAMAGE  TO  OR  DESTRUCTION  OF  BUILDING/PREMISES
IF THE BUILDING OR THE PREMISES OR ANY PART OF THEM SHALL AT ANY TIME BE DAMAGED OR DESTROYED OR AFFECTED BY ANY DISABLING CAUSE SO AS TO RENDER THE PREMISES OR ANY PART WHOLLY OR SUBSTANTIALLY UNFIT FOR THE OCCUPATION AND USE OF THE LESSEE OR (HAVING REGARD TO THE NATURE AND LOCATION OF THE PREMISES AND THE NORMAL MEANS OF ACCESS) WHOLLY OR SUBSTANTIALLY INACCESSIBLE THEN:
(A) RENT ABATEMENT: SUBJECT TO SUBCLAUSE (D), THE RENT (AND OPERATING EXPENSES) OR A PROPORTIONATE PART THEREOF ACCORDING TO THE NATURE AND EXTENT OF THE DAMAGE, DESTRUCTION OR AFFECTATION SHALL ABATE, AND ALL REMEDIES FOR RECOVERY OF SAME FALLING DUE AFTER SUCH DAMAGE, DESTRUCTION OR AFFECTATION SHALL BE SUSPENDED UNTIL THE PREMISES HAVE BEEN RESTORED OR MADE FIT FOR THE
OCCUPATION  AND  USE  OF  OR  ACCESSIBLE  TO  THE  LESSEE  (AS  APPROPRIATE);
(B)     UNLESS  THE  LESSOR:
(I) WITHIN THREE (3) MONTHS AFTER THE OCCURRENCE OF ANY SUCH DESTRUCTION, DAMAGE OR AFFECTATION SHALL HAVE GIVEN A REINSTATEMENT NOTICE; AND
(II) SHALL THEREAFTER WITH ALL REASONABLE EXPEDITION (AND SUBJECT TO ALL NECESSARY APPROVALS FIRST BEING OBTAINED) PROCEED TO REINSTATE THE BUILDING AND MAKE THE PREMISES FIT FOR OCCUPATION AND USE OR ACCESSIBLE TO THE LESSEE (AS APPROPRIATE),
          THIS LEASE MAY BE DETERMINED BY NOTICE BY THE LESSOR OR, SUBJECT TO SUBCLAUSE (D), BY THE LESSEE, SERVED ON THE OTHER;
(C) IF THE LESSOR GIVES A REINSTATEMENT NOTICE TO THE LESSEE AND THEREAFTER DOES NOT WITHIN A REASONABLE TIME (HAVING REGARD TO THE NATURE AND EXTENT OF THE DAMAGE, DESTRUCTION OR AFFECTATION AND THE TIME EXPECTED TO OBTAIN ALL NECESSARY APPROVALS AND TO COMMENCE AND TO CARRY OUT THE NECESSARY WORKS) REINSTATE THE PREMISES OR MAKE THEM FIT FOR THE OCCUPATION AND USE OF, OR RENDER THEM ACCESSIBLE TO, THE LESSEE (AS APPROPRIATE), THE LESSEE MAY SERVE ON THE LESSOR NOTICE OF INTENTION TO TERMINATE THIS LEASE (THE "FIRST NOTICE"), AND UNLESS THE LESSOR SHALL UPON RECEIPT OF THE FIRST NOTICE PROCEED WITH REASONABLE EXPEDITION AND DILIGENCE TO REINSTATE THE PREMISES OR MAKE THEM FIT FOR THE OCCUPATION AND USE OF, OR RENDER THEM ACCESSIBLE TO, THE LESSEE (AS APPROPRIATE), THE LESSEE MAY TERMINATE THIS LEASE BY GIVING NOT LESS THAN ONE (1) MONTH'S NOTICE TO THE LESSOR (THE "SECOND NOTICE") AND AT THE EXPIRATION OF THE SECOND NOTICE THIS LEASE SHALL BE AT AN END;
(D) THE PROVISIONS OF PARAGRAPH (A) SHALL NOT APPLY TO THE EXTENT SUCH DAMAGE, DESTRUCTION OR AFFECTATION HAS BEEN CAUSED OR CONTRIBUTED TO OR ARISES FROM, AND THE PROVISIONS OF PARAGRAPHS (B) AND (C) SHALL NOT APPLY WHERE SUCH DAMAGE OR DESTRUCTION HAS BEEN CAUSED OR CONTRIBUTED TO OR ARISES FROM, ANY ACT OR OMISSION OF THE LESSEE OR THE LESSEE'S EMPLOYEES AND ANY POLICY OR POLICIES OF INSURANCE EFFECTED ON THE BUILDING SHALL HAVE BEEN AVOIDED, OR PAYMENT OF THE POLICY MONEYS REFUSED OR REDUCED, IN CONSEQUENCE OF ANY ACT OR DEFAULT OF THE
LESSEE  OR  OF  THE  LESSEE'S  EMPLOYEES.
56.2     LESSOR'S  RIGHT  TO  TERMINATE
IF IN THE LESSOR'S ABSOLUTE UNFETTERED OPINION (WHICH MAY BE FORMED AT ANY TIME INCLUDING BEFORE OR AFTER ANY NOTICE REFERRED TO IN CLAUSE 8.1) THE DAMAGE, DESTRUCTION OR AFFECTATION TO THE BUILDING OR THE PREMISES IS SUCH THAT IT IS
IMPRACTICAL OR UNDESIRABLE TO REINSTATE THE PREMISES OR MAKE THEM FIT FOR THE OCCUPATION AND USE OF, OR RENDER THEM ACCESSIBLE TO, THE LESSEE (AS APPROPRIATE), THE LESSOR MAY TERMINATE THIS LEASE BY GIVING NOT LESS THAN ONE
(1) MONTH'S NOTICE TO THE LESSEE AND AT THE EXPIRATION OF THAT NOTICE THIS LEASE SHALL BE AT AN END.
56.3     RESUMPTION
IF:
(A)     THE  WHOLE  OF  THE  PREMISES  ARE  RESUMED;  OR
(B) PART OF THE PREMISES IS RESUMED SO THAT THE RESIDUE OF THEM IS WHOLLY OR SUBSTANTIALLY UNFIT FOR THE OCCUPATION AND USE OF THE LESSEE OR (HAVING REGARD TO THE NATURE AND LOCATION OF THE PREMISES AND THE NORMAL MEANS OF ACCESS) IS WHOLLY OR SUBSTANTIALLY INACCESSIBLE,
EITHER THE LESSOR OR THE LESSEE MAY DETERMINE THIS LEASE BY GIVING NOT LESS THAN ONE MONTH'S NOTICE TO THE OTHER. AT THE END OF THAT NOTICE THIS LEASE WILL BE AT AN END.
56.4     LIABILITY
NO LIABILITY SHALL ATTACH TO THE LESSOR OR TO THE LESSEE BY REASON OF TERMINATION OF THIS LEASE PURSUANT TO CLAUSE 8.1 OR CLAUSE 8.2 OR CLAUSE 8.3. ANY SUCH TERMINATION SHALL BE WITHOUT PREJUDICE TO THE RIGHTS OF EITHER PARTY IN RESPECT OF ANY PRECEDING BREACH OR NON-OBSERVANCE OF ANY COVENANT OR PROVISION OF THIS LEASE.
56.5     DISPUTE
ANY DISPUTE ARISING UNDER CLAUSE 8.1 SHALL BE DETERMINED BY A LOSS ASSESSOR BEING A MEMBER OF THE INSURANCE COUNCIL APPOINTED BY ITS PRESIDENT FOR THE TIME BEING. THE PERSON SO APPOINTED SHALL BE AN ASSESSOR HAVING SUBSTANTIAL EXPERIENCE IN ASSESSING BUILDINGS OF A SIMILAR TYPE WITHIN THE AREA IN WHICH THE BUILDING IS LOCATED OR OTHER COMPARABLE AREA AND SHALL IN MAKING HIS DETERMINATION ACT AS AN EXPERT AND NOT AS AN ARBITRATOR AND HIS DETERMINATION SHALL BE FINAL AND BINDING ON THE PARTIES. THE COST OF ANY SUCH DETERMINATION SHALL BE BORNE BY EITHER OR BOTH OF THE LESSOR OR THE LESSEE (AND IF BY BOTH OF THE PARTIES IN THE PROPORTION BETWEEN THEM) AS THE PERSON MAKING THE DETERMINATION SHALL DECIDE.
56.6     LESSOR  NOT  OBLIGED  TO  REINSTATE
NOTHING IN THIS LEASE SHALL OBLIGE THE LESSOR TO REINSTATE THE BUILDING OR THE PREMISES OR THE MEANS OF ACCESS TO THEM.
57.     LESSOR'S  COVENANTS
57.1     QUIET  ENJOYMENT
SUBJECT TO THE RIGHTS, POWERS, REMEDIES AND RESERVATIONS OF OR TO THE LESSOR, THE LESSOR COVENANTS THAT, IF THE LESSEE PAYS THE RENT AND OBSERVES AND PERFORMS IN A TIMELY FASHION THE COVENANTS AND CONDITIONS ON ITS PART CONTAINED IN THIS LEASE, THE LESSEE MAY OCCUPY AND ENJOY THE PREMISES DURING THE TERM WITHOUT ANY INTERRUPTION BY THE LESSOR OR BY ANY PERSON RIGHTFULLY CLAIMING THROUGH, UNDER OR IN TRUST FOR THE LESSOR.
57.2     BUILDING  CONDITION
SUBJECT TO THE LESSEE'S OBLIGATIONS UNDER THIS LEASE, THE LESSOR SHALL DURING THE CONTINUANCE OF THIS LEASE KEEP THE STRUCTURE OF THE BUILDING IN A SOUND AND TENANTABLE CONDITION AND KEEP THE BUILDING WATERTIGHT AND WEATHERPROOF AND SHALL CARRY OUT ANY REASONABLY NECESSARY REPAIRS TO THE BUILDING AND SHALL MAINTAIN THE ACCESS WAYS, PARKING AREAS, WATER, DRAINAGE, ELECTRICAL AND OTHER FACILITIES AND SERVICES IN OR ON THE BUILDING AND THE LAND OPERATING AS INTENDED AND IN A REASONABLE STATE OF REPAIR HAVING REGARD TO THE CONDITION AND STATE OF REPAIR OF THE BUILDING, THE FACILITIES AND SERVICES AS AT THE COMMENCEMENT DATE.
57.3     FIRE  SAFETY  AND  OTHER  REQUIREMENTS
THE LESSOR SHALL AT ITS OWN EXPENSE ENSURE THAT THE BUILDING COMPLIES WITH ALL FIRE AND SAFETY REQUIREMENTS AND SHALL PROMPTLY COMPLY WITH AND OBSERVE ALL NOTICES AND REQUIREMENTS OF ANY AUTHORITY WITH RESPECT TO THE BUILDING WHETHER INVOLVING STRUCTURAL ALTERATIONS OR NOT EXCEPT THOSE WHICH ARE THE RESPONSIBILITY OF THE LESSEE UNDER THIS LEASE.
58.     DEFAULT,  TERMINATION
58.1     DEFAULT
IF:
(A) THE RENT OR ANY PART OF IT IS IN ARREARS AND UNPAID FOR FOURTEEN (14) DAYS NEXT AFTER ANY OF THE DUE DATES FOR PAYMENT (WHETHER DEMANDED OR NOT); OR
(B)     ANY  MONEYS  (OTHER  THAN  RENT)  PAYABLE BY THE LESSEE TO THE LESSOR ON
DEMAND ARE NOT PAID WITHIN FOURTEEN (14) DAYS OF THE LESSOR DEMANDING PAYMENT, OR IF ANY OTHER MONEYS PAYABLE BY THE LESSEE TO THE LESSOR ARE NOT PAID BY THE DUE DATE FOR PAYMENT; OR
(C) THE LESSEE FAILS OR REFUSES TO CARRY OUT ANY REPAIRS PROPERLY REQUIRED BY ANY NOTICE WITHIN THE TIME SPECIFIED IN THE NOTICE; OR
(D) THE LESSEE FAILS TO PERFORM OR OBSERVE IN A TIMELY FASHION ANY OF THE COVENANTS OR CONDITIONS CONTAINED IN THIS LEASE WHICH OUGHT TO BE PERFORMED OR OBSERVED BY THE LESSEE; OR
(E) ANY ASSIGNMENT IS MADE OF THE PROPERTY OF THE LESSEE FOR THE BENEFIT OF CREDITORS; OR
(F) THE LESSEE, BEING A COMPANY, ENTERS INTO LIQUIDATION (WHETHER VOLUNTARY, COMPULSORY OR PROVISIONAL), OR IS WOUND-UP OR DISSOLVED, OR ENTERS INTO A SCHEME OF ARRANGEMENT FOR CREDITORS, OR IS PLACED UNDER OFFICIAL MANAGEMENT, OR A RECEIVER AND/OR MANAGER OF ANY OF ITS ASSETS IS APPOINTED,
     THEN AND IN ANY OF SUCH CASES THE LESSEE SHALL BE DEEMED TO HAVE MADE DEFAULT. THE LESSOR MAY ELECT TO TREAT ANY SUCH DEFAULT AS A REPUDIATION OF THIS LEASE BY THE LESSEE.
58.2     FORFEITURE  OF  LEASE
IF THE LEASE HAS MADE DEFAULT AS SPECIFIED IN CLAUSE 10.1 THE LESSOR MAY, WITHOUT PREJUDICE TO ANY OTHER CLAIM WHICH THE LESSOR HAS OR MAY HAVE OR COULD OTHERWISE HAVE AGAINST THE LESSEE OR ANY OTHER PERSON IN RESPECT OF SUCH DEFAULT, AT ANY TIME:
(A) SUBJECT TO ANY PRIOR DEMAND OR NOTICE AS IS REQUIRED BY LAW, RE-ENTER INTO AND TAKE POSSESSION OF THE PREMISES OR ANY PART OF THEM (BY FORCE IF NECESSARY) AND EJECT THE LESSEE AND ALL OTHER PERSONS FROM THEM, AND THEREUPON THIS LEASE SHALL BE ABSOLUTELY DETERMINED; OR
(B) BY NOTICE TO THE LESSEE DETERMINE THIS LEASE, AND FROM THE DATE OF GIVING SUCH NOTICE THIS LEASE SHALL BE ABSOLUTELY DETERMINED.
58.3     LESSOR  MAY  RECTIFY
THE LESSOR MAY, BUT SHALL NOT BE OBLIGED TO, REMEDY AT ANY TIME WITHOUT NOTICE ANY DEFAULT BY THE LESSEE UNDER THIS LEASE, AND WHENEVER THE LESSOR SO ELECTS ALL REASONABLE COSTS INCURRED BY THE LESSOR (INCLUDING LEGAL COSTS AND EXPENSES) IN REMEDYING A DEFAULT SHALL CONSTITUTE A LIQUIDATED DEBT AND SHALL BE PAID BY THE LESSEE TO THE LESSOR ON DEMAND.
58.4     WAIVER
(A)     NO  WAIVER:  THE  LESSOR'S  FAILURE  TO TAKE ADVANTAGE OF ANY DEFAULT OR
BREACH OF COVENANT ON THE PART OF THE LESSEE SHALL NOT BE OR BE CONSTRUED AS A WAIVER OF IT, NOR SHALL ANY CUSTOM OR PRACTICE WHICH MAY GROW UP BETWEEN ANY OF THE PARTIES IN THE COURSE OF ADMINISTERING THIS LEASE BE CONSTRUED TO WAIVE OR TO LESSEN THE RIGHT OF THE LESSOR TO INSIST UPON THE TIMELY PERFORMANCE OR
OBSERVANCE BY THE LESSEE OF ANY COVENANT OR CONDITION OF THIS LEASE OR TO EXERCISE ANY RIGHTS GIVEN TO THE LESSOR IN RESPECT OF ANY SUCH DEFAULT.
(B) WAIVER OF INDIVIDUAL DEFAULT: A WAIVER BY THE LESSOR OF A PARTICULAR BEACH OR DEFAULT SHALL NOT BE DEEMED TO BE A WAIVER OF THE SAME OR ANY OTHER SUBSEQUENT BREACH OR DEFAULT.
(C) ACCEPTANCE OR DEMAND FOR RENT NOT WAIVER: THE DEMAND BY THE LESSOR FOR, OR SUBSEQUENT ACCEPTANCE BY OR ON BEHALF OF THE LESSOR OF, RENT OR ANY OTHER MONEYS PAYABLE UNDER THIS LEASE SHALL NOT CONSTITUTE A WAIVER OF ANY EARLIER BREACH BY THE LESSEE OF ANY COVENANT OR CONDITION OF THIS LEASE, OTHER THAN THE FAILURE OF THE LESSEE TO MAKE THE PARTICULAR PAYMENT OR PAYMENTS OF RENT OR OTHER MONEYS SO ACCEPTED, REGARDLESS OF THE LESSOR'S KNOWLEDGE OF ANY EARLIER BREACH AT THE TIME OF ACCEPTANCE OF SUCH RENT OR OTHER MONEYS.
58.5     TENDER  AFTER  DETERMINATION
ANY MONEYS TENDERED BY THE LESSEE AFTER THE DETERMINATION OF THIS LEASE IN THE MANNER DESCRIBED IN CLAUSE 10.2(A) OR IN CLAUSE 10.2(B) AND ACCEPTED BY THE LESSOR MAY BE AND (IN THE ABSENCE OF ANY EXPRESS ELECTION OF THE LESSOR) SHALL BE APPLIED:
(A) FIRSTLY ON ACCOUNT OF ANY RENT AND OTHER MONEYS ACCRUED AND DUE PURSUANT TO THIS LEASE BUT UNPAID AT THE TERMINATION DATE OR DATE OF DETERMINATION OF THIS LEASE (AS APPROPRIATE); AND
(B)     SECONDLY  ON  ACCOUNT  OF  THE  LESSOR'S  COSTS  OF  RE-ENTRY.
58.6     INTEREST  ON  OVERDUE  MONEYS
(A) THE LESSEE SHALL PAY TO THE LESSOR INTEREST AT THE DEFAULT RATE ON ANY RENT OR OTHER MONEYS DUE BY THE LESSEE TO THE LESSOR ON ANY ACCOUNT WHATEVER (INCLUDING ALL MONEYS OR COSTS WHICH ARE EXPRESSED TO BE PAYABLE OR REIMBURSABLE TO THE LESSOR UPON DEMAND) BUT UNPAID FOR FOURTEEN (14) DAYS PURSUANT TO THIS LEASE.
(B) RENT OR MONEYS FALLING DUE FOR PAYMENT BUT UNPAID AS A RESULT OF CONSECUTIVE BREACHES OF THE SAME COVENANT SHALL BEAR INTEREST AT THE RATE
APPLICABLE TO THE RENT OR OTHER MONEYS (AS APPROPRIATE) WHICH WERE DUE AND UNPAID ON THE BREACH OF THE COVENANT WHICH FIRST OCCURRED.
(C)     SUCH  INTEREST  SHALL:
(I)     ACCRUE  FROM  DAY  TO  DAY;
(II) BE COMPUTED FROM THE DUE DATE FOR PAYMENT OF THE RENT OR OTHER MONEYS (AS APPROPRIATE) UNTIL PAYMENT OF SUCH RENT OR OTHER MONEYS IN FULL; AND
(III)     BE  RECOVERABLE  IN  THE  SAME  MANNER  AS  RENT  IN  ARREARS.
58.7     DAMAGES  FOR  BREACH
THE  LESSEE  AGREES  THAT:
(A) IF THE LESSEE'S CONDUCT (WHETHER BY ACT OR OMISSION) CONSTITUTES A REPUDIATION OF THIS LEASE (OR OF THE LESSEE'S OBLIGATIONS UNDER THIS LEASE), OR CONSTITUTES A BREACH OF ANY LEASE COVENANTS, OR THE LESSOR ELECTS TO TREAT ANY
DEFAULT AS A REPUDIATION PURSUANT TO CLAUSE 10.1, THE LESSEE SHALL COMPENSATE THE LESSOR FOR ALL COSTS SUFFERED BY REASON OF OR ARISING FROM ANY SUCH REPUDIATION OR BREACH;
(B) THE LESSOR SHALL BE ENTITLED TO RECOVER COSTS AGAINST THE LESSEE IN RESPECT OF REPUDIATION OR BREACH OF COVENANT FOR THE DAMAGE SUFFERED BY THE LESSOR FOR THE TERM;
(C) THE LESSOR'S ENTITLEMENT TO RECOVER DAMAGES FROM THE LESSEE OR ANY OTHER PERSON SHALL NOT BE LIMITED FOR ANY REASON OR AFFECTED BY ANY OF THE FOLLOWING:
(I)     IF  THE  LESSEE  ABANDONS  OR  VACATES  THE  PREMISES;
(II)     IF  THE LESSOR ELECTS TO RE-ENTER THE PREMISES OR TERMINATE THIS LEASE;
(III)          IF  THE  LESSOR  ACCEPTS  THE  LESSEE'S  REPUDIATION;  OR
(IV) IF THE PARTIES' CONDUCT (OR THAT OF ANY OF THEIR SERVANTS OR AGENTS) CONSTITUTES OR MAY CONSTITUTE A SURRENDER BY OPERATION OF LAW.
58.8     LESSOR  MAY  INSTITUTE  PROCEEDINGS  AT  ANY  TIME
THE LESSOR SHALL BE ENTITLED AT ANY TIME IN THE LESSOR'S ABSOLUTE DISCRETION TO INSTITUTE LEGAL PROCEEDINGS CLAIMING DAMAGES AGAINST THE LESSEE IN RESPECT OF THE TERM, INCLUDING THE PERIOD BEFORE AND AFTER THE REPUDIATION, ABANDONMENT, TERMINATION, ACCEPTANCE OF REPUDIATION OR SURRENDER BY OPERATION OF LAW REFERRED TO IN CLAUSE 10.7, WHETHER THE PROCEEDINGS ARE INSTITUTED EITHER BEFORE OR AFTER SUCH CONDUCT.
58.9     LESSOR  TO  MITIGATE  DAMAGES
IF THE LESSEE VACATES THE PREMISES, WHETHER WITH OR WITHOUT THE LESSOR'S CONSENT, THE LESSOR SHALL TAKE RESPONSIBLE STEPS TO MITIGATE ITS LOSS AND TO ENDEAVOUR TO RE-LEASE THE PREMISES AT A REASONABLE RENT AND ON REASONABLE TERMS. THE LESSOR'S CONDUCT TAKEN IN PURSUANCE OF THIS DUTY TO MITIGATE DAMAGES SHALL NOT OF ITSELF CONSTITUTE ACCEPTANCE OF THE LESSEE'S BREACH OR REPUDIATION OR A SURRENDER BY OPERATION OF LAW.
58.10     ESSENTIAL  TERMS  AND  DAMAGES
(A)     THE  FOLLOWING  ARE  ESSENTIAL  TERMS  OF  THIS  LEASE:
          CLAUSE  4.3(A)  (COMPLIANCE  WITH  LAWS  AND  REQUIREMENTS)
          CLAUSE  6.1  (NO  DISPOSAL  OF  LESSEE'S  INTEREST)
          CLAUSE  6.4  (NO  MORTGAGE  ETC)
          PAYMENT  OF  THE  BASE  RENT  UNDER  CLAUSE B.1 OF, OR OF OTHER MONEYS
UNDER,  THE  RENT  SCHEDULE  WITHIN  14  DAYS  OF  THE  DUE  DATE.
(B) SHOULD THE LESSOR TERMINATE THIS LEASE FOLLOWING ANY BREACH OF AN ESSENTIAL TERM THEN, WITHOUT PREJUDICE TO ANY OTHER RIGHT OR REMEDY OF THE LESSOR, THE LESSOR SHALL BE ENTITLED TO RECOVER FROM THE LESSEE THE DIFFERENCE
BETWEEN THE NET PRESENT VALUE (AS DETERMINED BY A MEMBER OF THE INSTITUTE OF CHARTERED ACCOUNTANTS IN AUSTRALIA APPOINTED AT THE REQUEST OF THE LESSOR BY THE PRESIDENT OF THAT INSTITUTE) OF THE AGGREGATE OF RENT AND OTHER MONEYS PAYABLE BY THE LESSEE UNDER THIS LEASE FOR THE UNEXPIRED RESIDUE OF THE TERM LESS THE NET PRESENT VALUE OF THE AGGREGATE OF RENT AND OTHER MONEY EXPECTED TO BE RECEIVED FROM A NEW TENANT OR TENANTS OF THE PREMISES DURING THE UNEXPIRED RESIDUE OF THE TERM. IN ADDITION THE LESSEE SHALL PAY ALL FEES CHARGED BY THE EXPERTS APPOINTED UNDER THIS CLAUSE.
59.     DETERMINATION  OF  TERM
59.1     LESSEE  TO  YIELD  UP
THE LESSEE SHALL AT THE EXPIRATION OR SOONER DETERMINATION OF THE TERM YIELD UP THE PREMISES IN THE ORDER AND CONDITION DESCRIBED IN CLAUSE 5.1
59.2     REMOVAL  OF  LESSEE'S  FITTINGS
THE LESSEE SHALL, AT OR BEFORE THE TERMINATION DATE OR SOONER DETERMINATION OF THIS LEASE, REMOVE FROM THE PREMISES ALL THE LESSEE'S FITTINGS.
59.3     LESSEE  NOT  TO  CAUSE  DAMAGE
THE LESSEE SHALL USE REASONABLE ENDEAVOURS NOT TO CAUSE OR CONTRIBUTE TO ANY DAMAGE TO THE PREMISES OR TO THE BUILDING IN THE REMOVAL OF THE LESSEE'S FITTINGS. SHOULD THE LESSEE FAIL TO DO SO THE LESSEE SHALL MAKE GOOD ANY SUCH DAMAGE AND IN ANY EVENT SHALL LEAVE THE PREMISES IN A CLEAN STATE AND CONDITION HAVING REGARD TO THEIR CONDITION AT THE COMMENCEMENT DATE. IF THE LESSEE FAILS TO DO SO THE LESSOR MAY MAKE GOOD AND/OR CLEAN THE PREMISES AT THE COST OF AND AS AGENT FOR THE LESSEE AND RECOVER FROM THE LESSEE THE COST TO THE LESSOR OF DOING SO AS A LIQUIDATED DEBT PAYABLE ON DEMAND.
59.4     FAILURE  BY  LESSEE  TO  REMOVE  LESSEE'S  FITTINGS
IF THE LESSEE FAILS TO REMOVE THE LESSEE'S FITTINGS AS REQUIRED BY CLAUSE 11.2, OR IN THE EVENT OF RE-ENTRY PURSUANT TO CLAUSE 10.2, THE LESSOR MAY AT ITS
OPTION:
(A) CAUSE ANY SUCH LESSEE'S FITTINGS TO BE REMOVED AND STORED IN SUCH MANNER AS THE LESSOR IN ITS ABSOLUTE DISCRETION DEEMS FIT AT THE RISK AND AT THE COST OF LESSEE; OR
(B) TREAT THE LESSEE'S FITTINGS AS IF THE LESSEE HAD ABANDONED ITS INTEREST IN THEM AND THEY HAD BECOME THE PROPERTY OF THE LESSOR, AND DEAL WITH THEM IN SUCH MANNER AS THE LESSOR THINKS FIT WITHOUT BEING LIABLE IN ANY WAY TO ACCOUNT TO THE LESSEE FOR THEM.
59.5     LESSEE  TO  INDEMNIFY  AND  PAY  LESSOR'S  COSTS
THE  LESSEE  SHALL:
(A) INDEMNIFY AND KEEP INDEMNIFIED THE LESSOR IN RESPECT OF THE REMOVAL AND STORAGE OF THE LESSEE'S FITTINGS AND ALSO IN RESPECT OF ALL CLAIMS WHICH THE LESSOR MAY SUFFER OR INCUR AT THE SUIT OF ANY PERSON (OTHER THAN THE LESSEE) CLAIMING AN INTEREST IN THE LESSEE'S FITTINGS BY REASON OF THE LESSOR ACTING IN ANY MANNER PERMITTED IN CLAUSE 11.4; AND
(B) PAY TO THE LESSOR AS A LIQUIDATED DEBT PAYABLE ON DEMAND ANY COSTS INCURRED BY THE LESSOR IN EXERCISING ITS RIGHTS PURSUANT TO CLAUSE 11.4, INCLUDING ANY EXCESS OF COSTS OVER MONEYS RECEIVED ON DISPOSAL OF THE LESSEE'S FITTINGS PURSUANT TO THE LESSOR'S RIGHTS CONTAINED IN CLAUSE 11.4(B).
59.6     EARLIER  BREACHES
THE TERMINATION OR DETERMINATION OF THIS LEASE SHALL NOT PREJUDICE OR AFFECT ANY RIGHTS OR REMEDIES OF THE LESSOR AGAINST THE LESSEE IN RESPECT OF ANY EARLIER BREACH BY THE LESSEE OF ANY COVENANTS AND CONDITIONS ON THE PART OF THE LESSEE.
60.     MISCELLANEOUS
60.1     NOTICES
(A) EXECUTION OF LESSOR'S NOTICE: ANY NOTICE SERVED OR GIVEN BY THE LESSOR PURSUANT TO THIS LEASE SHALL BE VALID AND EFFECTUAL IF SIGNED BY ANY OFFICER OR SOLICITORS FOR THE TIME BEING OF THE LESSOR OR ANY OTHER PERSON NOMINATED FROM TIME TO TIME BY THE LESSOR.
(B) NOTICE OF LESSEE'S ADDRESS: THE LESSEE SHALL FORTHWITH PROVIDE THE LESSOR WITH A NOTICE CONTAINING FULL PARTICULARS OF THE ADDRESS AND FACSIMILE INFORMATION OF THE LESSEE AND OF ANY GUARANTORS, AND SHALL UPDATE SUCH NOTICE IN THE EVENT OF ANY CHANGE.
(C) SERVICE OF NOTICE ON LESSEE: ANY NOTICE REQUIRED TO BE SERVED OR WHICH THE LESSOR MAY ELECT TO SERVE ON THE LESSEE SHALL BE SUFFICIENTLY SERVED IF:
(I)     SERVED  PERSONALLY  OR  IF LEFT ADDRESSED TO THE LESSEE ON THE PREMISES;
(II)          SENT  BY  FACSIMILE  MACHINE TO THE LESSEE'S FACSIMILE MACHINE; OR
(III) FORWARDED BY PREPAID REGISTERED POST TO THE LAST KNOWN PLACE OF BUSINESS OR ABODE OF THE LESSEE OR THE LESSEE'S REGISTERED OFFICE IF THE LESSEE IS A CORPORATION.
(D)     SERVICE  OF  NOTICE  ON  LESSOR: ANY NOTICE REQUIRED TO BE SERVED ON THE
LESSOR  SHALL  BE  SUFFICIENTLY  SERVED  IF:
(I)     SERVED  PERSONALLY;
(II)     SENT  BY  FACSIMILE MACHINE TO THE LESSOR'S TELEX OR FACSIMILE MACHINE;
OR
(III)          FORWARDED  BY  PREPAID  REGISTERED  POST ADDRESSED TO THE LESSOR.
ALL SUCH NOTICES MUST BE ADDRESSED TO THE LESSOR AT THE ADDRESS SPECIFIED IN THIS LEASE OR AT SUCH OTHER ADDRESS AS THE LESSOR SHALL FROM TIME TO TIME NOMINATE.
(E)     TIME  OF:  ANY  NOTICE  SENT  BY:
(I) POST SHALL BE DEEMED TO BE SERVED ON THE SECOND BUSINESS DAY AFTER THE DAY IT WAS POSTED;
(II) FACSIMILE SHALL BE DEEMED TO HAVE BEEN SERVED AT THE TIME AND ON THE DAY THAT THE SENDING FACSIMILE MACHINE INDICATES THE WHOLE OF THE NOTICE HAS BEEN TRANSMITTED UNLESS THE INTENDED RECIPIENT FORTHWITH INDICATES A MALFUNCTION IN THE TRANSMISSION.
60.2     COSTS
THE  LESSEE  SHALL  PAY  TO  THE  LESSOR  ON  DEMAND:
(A) DUTY: ALL DUTY (INCLUDING PENALTIES AND FINES OTHER THAN PENALTIES AND FINES DUE TO THE DEFAULT OF THE LESSOR) IN RESPECT OF THIS LEASE; AND
(B) LESSOR'S OTHER COSTS: ALL THE LESSOR'S REASONABLE LEGAL AND OTHER COSTS OF AND INCIDENTAL TO:
(I)     (DELETED);
(II)     ANY  CONSENT  REQUIRED  UNDER  THIS  LEASE;
(III)          ANY  ASSIGNMENT  OR  SUBLETTING;
(IV) ANY SURRENDER OR TERMINATION OF THIS LEASE OTHERWISE THAN BY EFFLUXION OF TIME; AND
(V) DEFAULT BY THE LESSEE OR THE LESSEE'S EMPLOYEES IN OBSERVING OR PERFORMING ANY COVENANTS CONTAINED OR IMPLIED IN THIS LEASE.
(VI) THE ACTUAL OR CONTEMPLATED ENFORCEMENT OF, OR ACTUAL OR CONTEMPLATED EXERCISE, PRESERVATION OR CONSIDERATION OF ANY RIGHTS, POWERS OR REMEDIES UNDER THIS LEASE.
60.3     RESERVATIONS
THE LESSOR RESERVES TO ITSELF AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER THE LESSOR, AFTER REASONABLE NOTICE (EXCEPT IN THE CASE OF AN EMERGENCY WHEN NO NOTICE SHALL BE NECESSARY), THE RIGHT TO INSTALL, MAINTAIN, USE, REPAIR, ALTER, SERVICE AND REPLACE ANY SERVICES OR ANY PART OF THEM INCLUDING ANY PIPE, DUCT, WIRE AND PLANT FOR THE LAND AND/OR FOR THE BUILDING.
60.4     EASEMENTS
THE LESSOR MAY, FOR THE PURPOSE OF THE PROVISION OF PUBLIC OR PRIVATE ACCESS TO THE PREMISES OR THE BUILDING, OR FOR THE PURPOSE OF RECTIFYING ANY ENCROACHMENT, OR FOR THE SUPPORT OF STRUCTURES HEREAFTER ERECTED ON OR FROM ADJOINING LAND, OR FOR ANY SERVICES, DEDICATE LAND OR TRANSFER, GRANT OR CREATE ANY EASEMENT OR OTHER RIGHT IN FAVOUR OF, OR ENTER INTO ANY ARRANGEMENT OR AGREEMENT WITH, ANY OWNERS, LESSEES OR OCCUPIERS OR OTHERS HAVING AN INTEREST IN ANY LAND (INCLUDING THE LAND) NEAR THE PREMISES OR WITH ANY AUTHORITY (PURSUANT TO ANY VALID AND ENFORCEABLE REQUIREMENT OF ANY SUCH AUTHORITY) AS THE LESSOR MAY DECIDE, ACTING REASONABLY, PROVIDED SUCH EASEMENT OR RIGHT DOES NOT MATERIALLY INTERFERE WITH THE LESSEE'S USE AND OCCUPATION OF THE PREMISES UNDER THIS LEASE. THIS LEASE SHALL BE DEEMED TO BE SUBJECT TO ANY SUCH EASEMENT OR OTHER RIGHT AS ENVISAGED BY THIS CLAUSE AND THE LESSEE SHALL PROMPTLY UPON REQUEST BY THE LESSOR CONFIRM TO THE LAND TITLES OFFICE OR OTHER RELEVANT AUTHORITY ITS CONSENT TO THAT EASEMENT OR OTHER RIGHT.
61.     GUARANTEES  AND  INDEMNITIES
61.1     BANK  GUARANTEE
(A)     THE  LESSEE  MUST:
(I) ON OR BEFORE EXECUTING THIS LEASE GIVE TO THE LESSOR A BANK GUARANTEE FOR THE AMOUNT SPECIFIED IN ITEM 16;
(II) AT ALL TIMES ENSURE THAT ANY BANK GUARANTEE IS KEPT CURRENT AND ENFORCEABLE; AND
(III) WHERE THE LESSOR MAKES DEMAND ON ANY BANK GUARANTEE, PROVIDE A REPLACEMENT BANK GUARANTEE EQUAL TO THE AMOUNT FROM TIME TO TIME PROPERLY CLAIMED BY THE LESSOR.
(B) IF THE LESSEE BREACHES OR FAILS TO COMPLY WITH ANY OF THE LESSEE'S OBLIGATIONS UNDER THIS LEASE, THE LESSOR MAY WITHOUT LIMITING ANY OTHER AVAILABLE REMEDY DEMAND PAYMENT UNDER THE BANK GUARANTEE TO RECOVER THE WHOLE OR ANY PART OF ANY LOSS SUFFERED AS A RESULT OF THE LESSEE'S DEFAULT.
61.2     PERSONAL  GUARANTEE
THE  GUARANTOR  GUARANTEES  TO  THE  LESSOR:
(A) RENT: THE DUE PAYMENT BY THE LESSEE OF THE RENT AND OTHER MONEYS COVENANTED OR AGREED TO BE PAID; AND
(B) OTHER COVENANTS: THE TIMELY PERFORMANCE AND OBSERVANCE OF ALL THE COVENANTS AND CONDITIONS CONTAINED OR IMPLIED IN THIS LEASE AND TO BE PERFORMED AND OBSERVED BY THE LESSEE.
61.3     INDEMNITY
THE GUARANTOR INDEMNIFIES THE LESSOR AND AGREES AT ALL TIMES TO KEEP THE LESSOR INDEMNIFIED FROM AND AGAINST ALL CLAIMS WHICH THE LESSOR MAY SUFFER OR INCUR CONSEQUENT UPON OR ARISING DIRECTLY OR INDIRECTLY OUT OF ANY BREACH OR NON-OBSERVANCE BY THE LESSEE OF ANY OF THE COVENANTS OR CONDITIONS CONTAINED OR IMPLIED IN THIS LEASE OR ANY EXTENSION OR RENEWAL OF IT AND TO BE PERFORMED OR OBSERVED BY THE LESSEE.
61.4     LIABILITY  OF  GUARANTOR
(A) LIABILITY OF GUARANTOR: THE RIGHTS, REMEDIES AND RECOURSE OF THE LESSOR PURSUANT TO CLAUSES 13.2 AND 13.3 SHALL NOT IN ANY WAY BE PREJUDICED OR AFFECTED AND SHALL REMAIN FULLY ENFORCEABLE, AND THE LIABILITY OF THE GUARANTOR UNDER CLAUSES 13.2 AND 13.3 SHALL NOT BE PREJUDICED OR AFFECTED, NOTWITHSTANDING ANY
ONE  OR  MORE  OR  ALL  OF  THE  FOLLOWING  CIRCUMSTANCES:
(I) THE GRANTING OF ANY TIME, CREDIT, FORBEARANCE, INDULGENCE OR CONCESSION AT ANY TIME BY THE LESSOR TO THE LESSEE OR TO ANY GUARANTOR;
(II) ANY ABSOLUTE OR PARTIAL RELEASE OF THE LESSEE OR ANY GUARANTOR OR ANY COMPROMISE WITH THE LESSEE OR ANY GUARANTOR;
(III) ANY VARIATION OF THE PROVISIONS OF THIS LEASE OR ANY EXTENSION OR RENEWAL OF IT AND ANY EXTENSION OR RENEWAL OR HOLDING OVER OF THE TERM OR OTHER CONTINUED OCCUPATION OF THE PREMISES BY THE LESSEE;
(IV)     ANY  COMPOSITION,  COMPROMISE,  RELEASE,  DISCHARGE,  ARRANGEMENT,
ABANDONMENT, WAIVER, VARIATION, RELINQUISHMENT OR RENEWAL OF ANY SECURITY OR RIGHT BY THE LESSOR;
(V)          ANY  ASSIGNMENT  OF  THIS  LEASE OR SUBLEASE OF THE PREMISES OR ANY
PART  OF  THEM;
(VI) ANY TERMINATION OR DETERMINATION OF THIS LEASE (WHETHER BY EFFLUXION OF TIME, RE-ENTRY, FORFEITURE, SURRENDER OR OTHERWISE);
(VII) THE FACT THAT THE RENT OR ANY OTHER MONEYS OR ANY PART OF THEM MAY NOT BE RECOVERABLE OR MAY CEASE TO BE RECOVERABLE OR MAY NEVER HAVE BEEN RECOVERABLE, OR THAT ANY TRANSACTION AFFECTING IN ANY WAY THE RENT OR THE OBLIGATIONS CONTAINED OR SECURED BY THIS LEASE IS VOID, VOIDABLE OR UNENFORCEABLE IN WHOLE OR IN PART WHETHER INITIALLY OR OTHERWISE;
(VIII) ANY FAILURE OR AGREEMENT NOT TO SUE, EXCHANGE OR MODIFICATION MADE OR ANY OTHER DEALING, ACT OR OMISSION (WHETHER CONSTITUTING A WAIVER, ELECTION, ESTOPPEL OR OTHERWISE) BY THE LESSOR WITH RESPECT TO ANY JUDGMENT, ORDER FOR PAYMENT OF MONEYS, SPECIALTY INSTRUMENT, NEGOTIABLE OR OTHERWISE, OR OTHER SECURITY WHATEVER RECOVERED, HELD OR ENFORCEABLE BY THE LESSOR OR WITH RESPECT TO ANY OBLIGATION OR LIABILITY WHATEVER IN RESPECT OF ALL OR ANY OF THE RENT AND OTHER MONEYS PAYABLE UNDER THIS LEASE OR THE OBLIGATIONS CONTAINED IN THIS LEASE.
(IX) THE DEATH, DISABILITY, BANKRUPTCY, INFANCY, DEED OR ARRANGEMENT, ASSIGNMENT OR COMPOSITION FOR THE BENEFIT OF CREDITORS, WINDING-UP, SCHEME OF ARRANGEMENT, REDUCTION OF CAPITAL, CAPITAL RECONSTRUCTION OR THE APPOINTMENT OF RECEIVER AND/OR MANAGER (WHETHER BY THE COURT OR UNDER THE POWERS CONTAINED IN ANY INSTRUMENT) OR OFFICIAL MANAGEMENT OF THE LESSEE OR ANY GUARANTOR OR NOTICE OF ANY OF THESE CIRCUMSTANCES;
(X) THE FACT THAT ONE OR MORE OF THE PERSONS NAMED IN THIS LEASE AS A GUARANTOR MAY NEVER EXECUTE THIS LEASE AS GUARANTOR OR THAT THE EXECUTION OF THIS LEASE BY ANY ONE OR MORE OF THE GUARANTOR (OTHER THAN THE PERSON SOUGHT TO BE MADE LIABLE UNDER CLAUSE 13.2 OR CLAUSE 13.3) IS OR MAY BECOME UNENFORCEABLE, VOID OR VOIDABLE; OR
(XI)          ANY  EXERCISE  OR PURPORTED EXERCISE BY THE LESSOR OF ITS RIGHT OF
RE-ENTRY.
(B) IRREVOCABLE: THIS GUARANTEE AND INDEMNITY SHALL BE IRREVOCABLE AND CONTINUING AND SHALL EXTEND TO COVER ALL OBLIGATIONS OF THE LESSEE TO THE LESSOR HOWEVER ARISING, AND THEY SHALL CONTINUE AND REMAIN IN FULL FORCE AND EFFECT UNTIL THE DUE PERFORMANCE AND OBSERVANCE BY THE LESSEE OF ALL THE COVENANTS AND CONDITIONS TO BE PERFORMED AND OBSERVED BY THE LESSEE IN ACCORDANCE WITH THE TERMS OF THIS LEASE.
(C) GUARANTEE NOT PREJUDICED: NEITHER THE GUARANTOR'S LIABILITY NOR THE LESSOR'S RIGHTS UNDER THIS GUARANTEE AND INDEMNITY OR OTHERWISE SHALL BE PREJUDICED OR DISCHARGED BY ANY ACT OR OMISSION OR ANY EVENT OR SECURITIES OF ANY DESCRIPTION WHICH MIGHT OTHERWISE HAVE THE EFFECT (WHETHER AT LAW IN EQUITY OR UNDER ANY LAW) OF PREJUDICING OR DISCHARGING THE LIABILITY OF THE GUARANTOR, EITHER AS GUARANTOR OR PRINCIPAL DEBTOR OR AS AN INDEMNIFIER.
(D) GUARANTOR LIABLE NOTWITHSTANDING ANY LAW: THE GUARANTOR FURTHER AGREES THAT ANY PAYMENT MADE TO THE LESSOR AND LATER AVOIDED BY PROVISIONS OF ANY LAW SHALL BE DEEMED NOT TO HAVE DISCHARGED THE GUARANTOR'S LIABILITY, AND IN ANY SUCH EVENT THE LESSOR, THE LESSEE AND THE GUARANTOR SHALL BE RESTORED TO THE RIGHTS WHICH EACH RESPECTIVELY WOULD HAVE HAD IF THE PAYMENT HAD NOT BEEN MADE.
(E) INDEMNITY ON DISCLAIMER: THE GUARANTOR AGREES TO INDEMNIFY AND KEEP INDEMNIFIED THE LESSOR AGAINST ALL CLAIMS, DIRECT OR INDIRECT, SUSTAINED OR INCURRED BY THE LESSOR CONSEQUENT UPON ANY DISCLAIMER OF THIS LEASE BY A LIQUIDATOR OF THE LESSEE FOR THE RESIDUE OF THE TERM WHICH WOULD HAVE REMAINED IF THERE HAD BEEN NO DISCLAIMER.
(F) GUARANTOR NOT PROVE IN LIQUIDATION: THE GUARANTOR SHALL NOT PROVE OR CLAIM IN ANY SUCH LIQUIDATION, COMPOSITION, ARRANGEMENT OR ASSIGNMENT OR IN RESPECT OF SUCH APPOINTMENT UNTIL THE LESSOR HAS RECEIVED ONE HUNDRED CENTS IN THE DOLLAR IN RESPECT OF THE MONEYS DUE, OWING OR PAYABLE BY THE LESSEE TO THE LESSOR, AND THE GUARANTOR SHALL HOLD IN TRUST FOR THE LESSOR SUCH PROOF AND CLAIM AND ANY DIVIDEND RECEIVED ON IT.
61.5     GUARANTEE  TO  ENURE
IF THIS LEASE IS TRANSFERRED OR ASSIGNED TO ANY PERSON OR PERSONS THE BENEFIT OF THIS GUARANTEE AND INDEMNITY SHALL EXTEND TO THE TRANSFEREE OR ASSIGNEE AND THE BENEFIT OF THIS GUARANTEE AND INDEMNITY SHALL CONTINUE TO ENURE CONCURRENTLY FOR THE BENEFIT OF THE LESSOR NOTWITHSTANDING ANY SUCH TRANSFER OR ASSIGNMENT.
62.     REPAIRS  MAINTENANCE  AND  COMPLIANCE  WITH  LAWS
62.1 IN ADDITION TO THE OTHER OBLIGATIONS OF THE LESSEE CONTAINED IN THIS LEASE, SUBJECT TO CLAUSE 14.2 THE LESSEE MUST:
(A) ENSURE THAT ALL AIR-CONDITIONING PLANT, FIRE PREVENTION EQUIPMENT AND ALL OTHER PLANT MACHINERY INSTALLATIONS AND EQUIPMENT IN OR SERVICING THE BUILDING (COLLECTIVELY CALLED "PLANT") ARE ONLY USED FOR THEIR PROPER PURPOSE AND MUST [SUBJECT TO CLAUSES 5.1(A) AND (B)] MAINTAIN AND KEEP SUCH PLANT IN GOOD REPAIR AND CONDITION HAVING REGARD TO ITS CONDITION AT THE COMMENCEMENT OF THIS LEASE (OR AT THE COMMENCEMENT OF ANY PRIOR LEASE IF THIS LEASE IS GRANTED PURSUANT TO AN OPTION) OR AT THE TIME OF ANY REPLACEMENT, EXCEPT FOR FAIR WEAR AND TEAR BUT THE LESSEE SHALL NOT BE LIABLE FOR ANY EXPENSES OF A CAPITAL NATURE UNLESS THEY RESULT FROM THE LESSEE'S FAILURE TO SO MAINTAIN THE PLANT; AND
(B) ENTER INTO AND KEEP CURRENT DURING THIS LEASE A MAINTENANCE CONTRACT WITH SUCH RESPONSIBLE SPECIALIST CONTRACTORS AS ARE REASONABLY APPROVED BY THE LESSOR FOR THE REGULAR INSPECTION, SERVICE, MAINTENANCE AND REPAIR (INCLUDING THE TESTING AND INSPECTION OF SUCH EQUIPMENT PURSUANT TO THE REQUIREMENTS OF ALL AUTHORITIES) OF ALL SUCH PLANT AND SHALL PAY ALL FEES AND OTHER CHARGES PAYABLE TO SUCH CONTRACTORS. IN PARTICULAR, THE SERVICE MAINTENANCE CONTRACT FOR THE AIR-CONDITIONING PLANT SHALL INCLUDE PROVISIONS FOR INSPECTION OF SUCH PLANT NOT LESS FREQUENTLY THAN ONCE EVERY THREE MONTHS.
62.2 THE LESSEE SHALL ASSIGN AND THE LESSOR SHALL TAKE AN ASSIGNMENT OF THE ELEVATOR SERVICE AGREEMENT BETWEEN THE LESSEE AND KONE ELEVATORS PTY LIMITED ("KONE") WHICH COMMENCED ON 1 MARCH 2000 WITH RESPECT TO THE PREMISES. THE LESSOR AND THE LESSEE ACKNOWLEDGE THAT, WHILE THE AGREEMENT SUBSISTS DURING THE TERM, THE MAINTAINING OF THE ELEVATORS IN THE PREMISES AND THE KEEPING OF THE ELEVATORS IN GOOD REPAIR AND CONDITION WILL BE THE RESPONSIBILITY OF KONE AND THE LESSEE WILL REIMBURSE THE LESSOR FOR AMOUNTS PROPERLY PAYABLE TO KONE UNDER THE AGREEMENT.
62.3 THE LESSEE MUST COMPLY WITH THE LESSOR'S REASONABLE DIRECTIONS ABOUT REFUSE REMOVAL AND RECYCLING.
62.4 THE LESSOR WILL NOTIFY THE LESSEE (IF POSSIBLE) OF ANY INTERRUPTION TO ANY SERVICE PROVIDED UNDER THIS LEASE AND REINSTATE THE SERVICE AS SOON AS PRACTICABLE AFTER SUCH INTERRUPTION.
63.     ENVIRONMENTAL  PROTECTION
63.1 THE LESSEE AGREES TO COMPLY WITH ALL ENVIRONMENTAL PROTECTION LEGISLATION DURING THE TERM TO THE EXTENT THAT THE LESSEE CAUSES ANY REQUIREMENT OF SUCH LEGISLATION TO BE APPLIED TO THE PREMISES AND WILL NOT BRING ONTO OR ALLOW TO REMAIN ON THE PREMISES ANY SUBSTANCE OR MATERIAL, THE PRESENCE OF WHICH IS, OR WITH THE PASSAGE OF TIME MAY, CONSTITUTE OR CREATE AN ENVIRONMENTAL
CONTAMINATION RISK OR HAZARD EXCEPT SUCH AS MAY BE REQUIRED FOR THE LESSEE'S BUSINESS AND THE LESSEE SHALL COMPLY WITH ANY LAW IN RESPECT OF SUCH SUBSTANCES OR MATERIALS WHICH ARE SO REQUIRED.
63.2 THE LESSEE INDEMNIFIES THE LESSOR FROM AND AGAINST ALL COSTS, DAMAGES, PENALTIES, FINES, LOSSES OR CLAIMS WHICH THE LESSOR MAY SUSTAIN AS A RESULT OF ANY BREACH OF CLAUSE 15.1 BY THE LESSEE INCLUDING THE COST INCURRED BY THE LESSOR IN CLEANING UP THE REINSTATING THE PREMISES, DISPOSING OF ANY SUCH MATERIAL AND COMPLYING WITH ALL LEGAL REQUIREMENTS IN THE REMOVAL, STORAGE, TRANSPORTATION AND DISPOSAL OF THE MATERIAL.
64.     RULES  AND  REGULATIONS
64.1 THE LESSEE MUST OBSERVE AND COMPLY WITH RULES AND REGULATIONS IN RESPECT OF THE MANAGEMENT, SAFETY AND CONTROL OF THE BUILDING OR IN THE CONDUCT OF OCCUPANTS OF THE BUILDING NOTIFIED TO THE LESSEE FROM TIME TO TIME AS VARIED, ADDED TO, DELETED OR AMENDED.
64.2 THE LESSOR SHALL HAVE THE RIGHT AT ANY TIME AND FROM TIME TO TIME TO DELETE VARY AMEND OR ADD TO THE SAID RULES AND REGULATIONS. THE LESSEE MUST OBSERVE AND COMPLY WITH SUCH DELETIONS VARIATIONS AMENDMENTS OR ADDITIONS FOLLOWING NOTICE IN WRITING FROM THE LESSOR.
64.3 DESPITE THE FOREGOING, NO RULE OR REGULATION OR DELETION VARIATION AMENDMENT OR ADDITION TO ANY RULE OR REGULATION SHALL DEROGATE FROM OR BE INCONSISTENT WITH THE RIGHTS OF THE LESSEE UNDER THIS LEASE.
64.4 SUBJECT TO THE PRECEDING SUBCLAUSE, THE LESSEE ACKNOWLEDGES AND AGREES THAT THE FAILURE OF THE LESSEE TO KEEP ANY SUCH RULES AND REGULATIONS AS MAY BE IN FORCE SHALL CONSTITUTE A BREACH OF THE TERMS OF THIS LEASE.
65.     DISPUTE  RESOLUTION
(A) A PARTY MUST NOT COMMENCE LEGAL PROCEEDINGS (OTHER THAN FOR INJUNCTIVE RELIEF) UNLESS IT HAS COMPLIED WITH THIS CLAUSE.
(B)     IF  THERE  IS  A  DISPUTE  BETWEEN  THE PARTIES, EITHER PARTY MAY GIVE A
NOTICE  TO  THE  OTHER:
(I)     SUCCINCTLY  SETTLING  OUT  THE  DETAILS  OF  THE  DISPUTE;
(II)     STATING  THAT  IT  IS  A  DISPUTE  NOTICE  GIVEN  UNDER  THIS  CLAUSE.
(C) WITHIN 10 BUSINESS DAYS AFTER THE DELIVERY OF THE DISPUTE NOTICE, THE RECIPIENT MUST DELIVER TO THE OTHER PARTY A NOTICE IN RESPONSE:
(I)     STATING  THAT  IT  IS  A  NOTICE  GIVEN  UNDER  THIS  CLAUSE;  AND
(II) SUCCINCTLY SETTING OUT ANY INFORMATION IT BELIEVES IS DIRECTLY RELEVANT TO THE DISPUTE.
(D) THE PARTIES MUST MEET WITHIN 15 BUSINESS DAYS AFTER THE DATE OF DELIVERY OF THE DISPUTE NOTICE TO ATTEMPT TO RESOLVE THE DISPUTE AND MUST USE ITS BEST ENDEAVOURS AND ACT IN GOOD FAITH.
(E) (I) IF THE PARTIES CANNOT SOLVE THE DISPUTE WITHIN 20 BUSINESS DAYS OF THE DATE ON WHICH THE DISPUTE NOTICE IS DELIVERED, EACH PARTY MUST REFER THE DISPUTE TO ITS RESPECTIVE CHIEF EXECUTIVE OFFICER;
(II)     EACH  PARTY  MUST  PROVIDE  ITS CHIEF EXECUTIVE OFFICER WITH A COPY OF:
(A)     THE  DISPUTE  NOTICE;
(B)     THE  NOTICE  IN  RESPONSE;  AND
(C) A SUCCINCT ACCOUNT OF ANY SUBSEQUENT MEETINGS OR CORRESPONDENCE BETWEEN THE PARTIES.
(F) IF THE CHIEF EXECUTIVE OFFICERS CANNOT SOLVE THE DISPUTE WITHIN 30 BUSINESS DAYS OF THE DATE ON WHICH THE DISPUTE NOTICE IS DELIVERED, THEN NEITHER PARTY IS RESTRICTED IN PURSUING ITS RIGHTS UNDER THIS LEASE.
(G) EACH PARTY MUST CONTINUE TO PERFORM ITS RESPECTIVE OBLIGATIONS UNDER THIS LEASE PENDING RESOLUTION OF THE DISPUTE.
66.     LIMITATION  OF  LIABILITY
66.1 THE LESSOR (REFERRED TO IN THIS CLAUSE AS "THE CUSTODIAN") ENTERS INTO THIS LEASE AS CUSTODIAN AND AGENT OF MACQUARIE GOODMAN FUNDS MANAGEMENT LIMITED A.C.N. 067 796 641, THE RESPONSIBLE ENTITY OF THE TRUST AND IN NO OTHER CAPACITY.
66.2 THE PARTIES OTHER THAN THE CUSTODIAN ACKNOWLEDGE THAT THE OBLIGATIONS ARE INCURRED BY THE CUSTODIAN SOLELY IN ITS CAPACITY AS CUSTODIAN OF THE ASSETS OF THE TRUST AND AS AGENT OF THE RESPONSIBLE ENTITY AND THAT THE CUSTODIAN WILL CEASE TO HAVE ANY OBLIGATION UNDER THIS LEASE IF THE CUSTODIAN CEASES FOR ANY REASON TO BE CUSTODIAN OF THE ASSETS OF THE TRUST.
66.3 THE CUSTODIAN WILL NOT BE LIABLE TO PAY OR SATISFY ANY OBLIGATIONS EXCEPT TO THE EXTENT TO WHICH IT IS INDEMNIFIED BY THE RESPONSIBLE ENTITY OR
EXCEPT OUT OF THE ASSETS AGAINST WHICH IT IS ENTITLED TO BE INDEMNIFIED IN RESPECT OF ANY LIABILITY INCURRED BY IT. THE OBLIGATION OF THE RESPONSIBLE ENTITY TO INDEMNIFY THE CUSTODIAN AND THE RIGHT OF THE CUSTODIAN TO BE INDEMNIFIED OUT OF THE ASSETS ARE LIMITED.
66.4 THE PARTIES OTHER THAN THE CUSTODIAN MAY ENFORCE THEIR RIGHTS AGAINST THE CUSTODIAN ARISING FROM NON-PERFORMANCE OF THE OBLIGATIONS ONLY TO THE EXTENT OF THE CUSTODIAN INDEMNITY AS PROVIDED ABOVE IN SUBCLAUSE 3.
66.5 IF ANY PARTY OTHER THAN THE CUSTODIAN DOES NOT RECOVER ALL MONEY OWING TO IT ARISING FROM NON-PERFORMANCE OF THE OBLIGATIONS IT MAY NOT SEEK TO RECOVER THE SHORTFALL BY:
(A)     BRINGING PROCEEDINGS AGAINST THE CUSTODIAN IN ITS PERSONAL CAPACITY;  OR
(B) APPLYING TO HAVE THE CUSTODIAN WOUND UP OR PROVING IN THE WINDING UP OF THE CUSTODIAN.
66.6 EXCEPT IN THE CASE OF AND TO THE EXTENT OF FRAUD, NEGLIGENCE OR BREACH OF DUTY ON THE PART OF THE CUSTODIAN UNDER ITS CUSTODY AGREEMENT WITH THE RESPONSIBLE ENTITY, THE PARTIES OTHER THAN THE CUSTODIAN WAIVE THEIR RIGHTS AND RELEASE THE CUSTODIAN FROM ANY PERSONAL LIABILITY WHATSOEVER, IN RESPECT OF ANY LOSS OR DAMAGE:
(A)     WHICH  THEY  MAY  SUFFER  AS  A  RESULT  OF  ANY:
(I)     BREACH  BY  THE  CUSTODIAN  OF  ANY  OF  ITS  OBLIGATIONS;   OR
(II)     NON-PERFORMANCE  BY  THE  CUSTODIAN  OF  THE  OBLIGATIONS;  AND
(B) WHICH CANNOT BE PAID OR SATISFIED FROM THE INDEMNITY SET OUT ABOVE IN SUBCLAUSE 3 IN RESPECT OF ANY LIABILITY INCURRED BY IT.
66.7 THE PARTIES OTHER THAN THE CUSTODIAN ACKNOWLEDGE THAT THE WHOLE OF THIS LEASE IS SUBJECT TO THIS CLAUSE AND SUBJECT TO SUBCLAUSE 6 THE CUSTODIAN SHALL IN NO CIRCUMSTANCES BE REQUIRED TO SATISFY ANY LIABILITY ARISING UNDER, OR FOR NON PERFORMANCE OR BREACH OF ANY OBLIGATIONS UNDER OR IN RESPECT OF, THIS LEASE OR UNDER OR IN RESPECT OF ANY OTHER DOCUMENT TO WHICH IT IS EXPRESSED TO BE A PARTY OUT OF ANY FUNDS, PROPERTY OR ASSETS OTHER THAN TO THE EXTENT THAT THIS LEASE REQUIRES SATISFACTION OUT OF THE ASSETS OF THE TRUST UNDER THE CUSTODIAN'S CONTROL AND IN ITS POSSESSION AS AND WHEN THEY ARE AVAILABLE TO THE CUSTODIAN TO BE APPLIED IN EXONERATION FOR SUCH LIABILITY.
66.8 THE PARTIES ACKNOWLEDGE THAT THE RESPONSIBLE ENTITY OF THE TRUST IS RESPONSIBLE UNDER THE CONSTITUTION FOR PERFORMING A VARIETY OF OBLIGATIONS RELATING TO THE TRUST, INCLUDING UNDER THIS LEASE. THE PARTIES AGREE THAT NO ACT OR OMISSION OF THE CUSTODIAN (INCLUDING ANY RELATED FAILURE TO SATISFY ANY OBLIGATIONS) WILL CONSTITUTE FRAUD, NEGLIGENCE OR BREACH OF DUTY OF THE CUSTODIAN FOR THE PURPOSES OF SUBCLAUSE 6 TO THE EXTENT TO WHICH THE ACT OR OMISSION WAS CAUSED TO OR CONTRIBUTED TO BY ANY FAILURE OF THE RESPONSIBLE ENTITY OR ANY OTHER PERSON TO FULFIL ITS OBLIGATIONS RELATING TO THE TRUST OR BY ANY OTHER ACT OR OMISSION OF THE RESPONSIBLE ENTITY OR ANY OTHER PERSON.
66.9 NO ATTORNEY, AGENT OR OTHER PERSON APPOINTED IN ACCORDANCE WITH THIS LEASE HAS AUTHORITY TO ACT ON BEHALF OF THE CUSTODIAN IN A WAY WHICH EXPOSES THE CUSTODIAN TO ANY PERSONAL LIABILITY AND NO ACT OR OMISSION OF SUCH A PERSON WILL BE CONSIDERED FRAUD, NEGLIGENCE OR BREACH OF DUTY OF THE CUSTODIAN FOR THE PURPOSES OF SUBCLAUSE 6.
66.10 IN THIS CLAUSE THE "OBLIGATIONS" MEANS ALL OBLIGATIONS AND LIABILITIES OF WHATEVER KIND UNDERTAKEN OR INCURRED BY, OR DEVOLVING UPON, THE CUSTODIAN UNDER OR IN RESPECT OF THIS LEASE. "ASSETS" INCLUDES ALL ASSETS, PROPERTY AND RIGHTS REAL AND PERSONAL OF ANY VALUE WHATSOEVER OF THE TRUST, AND "RESPONSIBLE ENTITY" MEANS MACQUARIE GOODMAN FUNDS MANAGEMENT LIMITED OR ANY REPLACEMENT RESPONSIBLE ENTITY OF THE TRUST FROM TIME TO TIME. "TRUST" MEANS THE MACQUARIE GOODMAN CAPITAL TRUST, "CUSTODY AGREEMENT" MEANS THE AGREEMENT MADE BETWEEN MACQUARIE GOODMAN FUNDS MANAGEMENT LIMITED (PREVIOUSLY KNOWN AS GOODMAN HARDIE MANAGEMENT AUSTRALIA LIMITED) AND TRUST COMPANY OF AUSTRALIA LIMITED DATED 17 JANUARY 2000 OR SUCH REPLACEMENT AGREEMENT. "CONSTITUTION" MEANS THE TRUST DEED ESTABLISHING THE TRUST DATED 13 DECEMBER 1989 AS AMENDED FROM TIME TO TIME.
67.     RESPONSIBLE  ENTITY'S  LIMITATION  OF  LIABILITY
67.1 THE RESPONSIBLE ENTITY (AS TESTIFIED BY ITS EXECUTION OF THIS LEASE) INCURS OBLIGATIONS UNDER THIS LEASE AS RESPONSIBLE ENTITY OF THE TRUST AND IN NO OTHER CAPACITY. AN OBLIGATION CAN BE ENFORCED AGAINST THE RESPONSIBLE ENTITY ONLY TO THE EXTENT TO WHICH IT IS SATISFIED OUT OF PROPERTY OF THE TRUST OUT OF WHICH THE RESPONSIBLE ENTITY IS ACTUALLY INDEMNIFIED FOR THE OBLIGATION. THIS LIMITATION OF THE RESPONSIBLE ENTITY'S LIABILITY APPLIES DESPITE ANY OTHER PROVISION OF THIS LEASE AND EXTENDS TO ALL OBLIGATIONS.
67.2 THE PARTIES OTHER THAN THE RESPONSIBLE ENTITY MAY NOT SUE THE RESPONSIBLE ENTITY IN ANY CAPACITY OTHER THAN AS RESPONSIBLE ENTITY OF THE
TRUST, INCLUDING SEEK THE APPOINTMENT OF A RECEIVER (EXCEPT IN RELATION TO PROPERTY OF THE TRUST), A LIQUIDATOR, AN ADMINISTRATOR OR ANY SIMILAR PERSON TO THE RESPONSIBLE ENTITY OR PROVE IN ANY LIQUIDATION, ADMINISTRATION OR ARRANGEMENT OF OR AFFECTING THE RESPONSIBLE ENTITY (EXCEPT IN RELATION TO PROPERTY OF THE TRUST).
67.3 THE PROVISIONS OF THIS CLAUSE DO NOT APPLY TO AN OBLIGATION TO THE EXTENT THAT IT IS NOT SATISFIED BECAUSE UNDER THE TRUST DEED ESTABLISHING THE TRUST OR BY OPERATION OF LAW THERE IS A REDUCTION IN THE EXTENT OF THE RESPONSIBLE ENTITY'S INDEMNIFICATION OUT OF THE ASSETS OF THE TRUST, AS A RESULT OF THE RESPONSIBLE ENTITY'S FRAUD, NEGLIGENCE OR BREACH OF TRUST. THE RESPONSIBLE ENTITY IS NOT TO BE REGARDED AS BEING NEGLIGENT OR IN BREACH OF TRUST TO THE EXTENT TO WHICH ANY FAILURE BY THE RESPONSIBLE ENTITY TO SATISFY ITS OBLIGATIONS UNDER THIS LEASE HAS BEEN CAUSED OR CONTRIBUTED TO BY A FAILURE BY ANY PERSON TO FULFIL ITS OBLIGATIONS IN RELATION TO THE TRUST OR ANY OTHER ACT OR OMISSION OF ANOTHER PERSON.
67.4 NO ATTORNEY, AGENT, RECEIVER, OR RECEIVER AND MANAGER APPOINTED IN ACCORDANCE WITH THIS LEASE HAS AUTHORITY TO ACT ON BEHALF OF THE RESPONSIBLE ENTITY IN ANY WAY WHICH EXPOSES THE RESPONSIBLE ENTITY TO ANY PERSONAL LIABILITY AND NO ACT OR OMISSION OF ANY SUCH PERSON WILL BE CONSIDERED FRAUD, NEGLIGENCE OR BREACH OF TRUST OF THE RESPONSIBLE ENTITY FOR THE PURPOSE OF SUBCLAUSE 3 OF THIS CLAUSE.
67.5 THE RESPONSIBLE ENTITY IS NOT OBLIGED TO DO OR REFRAIN FROM DOING ANYTHING UNDER THIS LEASE (INCLUDING INCUR ANY LIABILITY) UNLESS THE RESPONSIBLE ENTITY'S LIABILITY IS LIMITED IN THE SAME MANNER AS SET OUT IN SUBCLAUSES 1 TO 3 OF THIS CLAUSE.
67.6     FOR  THE  PURPOSES  OF  THIS  CLAUSE:
"OBLIGATIONS" MEANS ALL OBLIGATIONS AND LIABILITIES OF WHATSOEVER KIND, UNDERTAKEN OR INCURRED BY, OR DEVOLVING UPON THE RESPONSIBLE ENTITY UNDER OR IN RESPECT OF THIS LEASE OR ANY DEED, AGREEMENT OR OTHER INSTRUMENT COLLATERAL WITH THIS LEASE OR GIVEN OR ENTERED INTO UNDER THIS LEASE AND INCLUDES, WITHOUT LIMITATION, ALL LIABILITIES OF THE RESPONSIBLE ENTITY IN ANY WAY CONNECTED WITH ANY REPRESENTATION, WARRANTY, CONDUCT, OMISSION, AGREEMENT OR TRANSACTION RELATED TO THIS LEASE. "TRUST" MEANS THE MACQUARIE GOODMAN CAPITAL TRUST.
67.7 THE RESPONSIBLE ENTITY WARRANTS TO THE LESSEE THAT, IN ENTERING INTO THIS LEASE, THE RESPONSIBLE ENTITY WILL NOT BE IN BREACH OF THE CUSTODY AGREEMENT AND WILL BE ENTITLED TO BE INDEMNIFIED OUT OF THE ASSETS OF THE TRUST IN RELATION TO ITS OBLIGATIONS AS LESSEE ARISING UNDER THIS LEASE.

                                  RENT  SCHEDULE

A.     DEFINITIONS
     IN THIS LEASE THE FOLLOWING TERMS HAVE THE FOLLOWING MEANINGS UNLESS THE CONTEXT OTHERWISE REQUIRES:
"BASE RENT" MEANS THE AMOUNT OF BASE RENT SPECIFIED IN ITEM 11 AS VARIED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS OF THIS LEASE;
"LEASE YEAR" MEANS EACH PERIOD OF TWELVE (12) MONTHS COMMENCING ON AND FROM THE COMMENCEMENT DATE;
"LESSEE'S OPERATING EXPENSE CONTRIBUTION" MEANS THE AMOUNT FROM TIME TO TIME PAYABLE BY THE LESSEE TO THE LESSOR UNDER CLAUSE C.1;
"OPERATING EXPENSES" MEANS THE TOTAL OF ALL AMOUNTS PAID BY THE LESSOR (OR FOR THE PAYMENT OF WHICH THE LESSOR MAY BE OR BECOME LIABLE) IN ANY OUTGOINGS YEAR IN RESPECT OF THE BUILDING AND/OR THE LAND (WHETHER BY DIRECT ASSESSMENT OR BY VIRTUE OF ANY COVENANT IN ANY HEAD LEASE OR OTHERWISE) UNDER THE FOLLOWING SUBCLAUSES (A), (B) AND (C):
(A) STATUTORY OR REGULATORY: ALL RATES PAYABLE TO ANY AUTHORITY OR UNDER ANY LAW IN RESPECT OF:
(I)     THE  BUILDING  OR  ANY  PART  OF  IT;
(II)     THE  LAND  OR  ANY  PART  OF  IT;
(III) THE LESSOR'S OWNERSHIP AND OPERATION OF THE WHOLE OR ANY PART OF THE BUILDING AND/OR THE LAND; AND/OR
(IV) RECEIPTS OF RENT AND OTHER MONEYS PAYABLE IN RESPECT OF THE WHOLE OR ANY PART OF THE BUILDING AND/OR THE LAND;
          INCLUDING:
(A) COUNCIL RATES: ALL RATES PAYABLE TO ANY AUTHORITY RELATING TO THE USE AND OCCUPATION OF THE BUILDING AND/OR FOR ANY SERVICES OF THE TYPE FROM TIME TO TIME PROVIDED BY THE LOCAL GOVERNMENT AUTHORITY FOR THE LOCALITY IN WHICH THE BUILDING IS SITUATED, AND FOR WASTE AND GENERAL GARBAGE REMOVAL FROM THE BUILDING, INCLUDING ANY EXCESS;
(B) WATER RATES: ALL RATES PAYABLE TO ANY AUTHORITY FOR THE PROVISION, RETICULATION OR DISCHARGE OF WATER AND/OR SEW-AGE AND/OR DRAINAGE, INCLUDING EXCESS WATER OR WATER OR OTHER USAGE CHARGES AND METER RENTS; AND
(C) LAND TAX: LAND TAXES OR TAXES OF THE NATURE OF A TAX ON LAND, COMPUTED ON THE TAXABLE VALUE OF THE LAND AT THE RATE WHICH WOULD BE PAYABLE BY THE LESSOR IF THE LAND WERE THE ONLY LAND OWNED BY THE LESSOR IN THE STATE AND THE LESSOR WERE NOT A TRUSTEE OR NON-CONCESSIONAL COMPANY;
(B)     INSURANCES:  ALL  INSURANCE  PREMIUMS  AND AMOUNTS PAYABLE IN RESPECT OF
INSURANCE:
(I) BUILDING: ON THE BUILDING OR ANY PART OF IT FOR ITS FULL INSURABLE VALUE EXCEPT THAT THE LESSEE SHALL NOT BE REQUIRED TO PAY MORE THAN THE AMOUNT OF THE PREMIUM IT WOULD PAY IF IT WERE EFFECTING SUCH INSURANCE;
(II) LOSS OF RENTS: (SUBJECT TO THE EXCLUSION OF ANY RENTS ARISING FROM NORMAL VACANCIES DURING LETTING UP PERIODS) FOR LOSS OF ANY RENTS OR OTHER MONEYS (WHETHER SEPARATE OR OTHERWISE INCLUDED IN ANY RENTS OR OTHER MONEYS PAYABLE IN RESPECT OF ANY TENANCY OR OCCUPATION OF THE BUILDING) ARISING FROM DAMAGE OR DESTRUCTION OF THE BUILDING OR ANY PART OF IT OR ARISING FROM DIMINUTION OR LOSS OF ANY MEANS OF ACCESS OR OTHER SIMILAR CAUSES;
(III) WORKERS' COMPENSATION: FOR WORKERS' COMPENSATION FOR ALL EMPLOY-EES OF THE LESSOR ENGAGED IN EMPLOYMENT IN CONNECTION WITH THE BUILDING, BUT WHERE ANY SUCH EMPLOYEE IS ENGAGED IN CONNECTION WITH OTHER BUILDINGS OF THE LESSOR THE COST OF WORKERS' COMPENSA-TION INSURANCE SHALL BE APPORTIONED BY THE LESSOR ON A EQUITABLE PRO RATA BASIS; AND
(IV) OTHER RISKS: FOR SUCH OTHER INSURABLE RISKS (INCLUDING MACHINERY BREAKDOWN AND BOILER EXPLOSION) AS THE LESSOR REASONABLY DEEMS APPROPRIATE FROM TIME TO TIME;
PROVIDED THAT, FOR ANY PERIOD DURING WHICH AN INDUSTRIAL SPECIAL RISKS POLICY TAKEN OUT BY THE LESSEE UNDER CLAUSE 7.7 IS ON FOOT, THE LESSOR MUST NOT INCLUDE WITHIN OPERATING EXPENSES ANY PREMIUMS OR AMOUNTS PAYABLE IN RESPECT OF INSURANCE UNDER PARAGRAPHS (I) AND (II).
(C) MANAGEMENT EXPENSES: MANAGEMENT, CONTROL, CARETAKING AND SECURITY EXPENSES ("MANAGEMENT SERVICES") OF THE LAND WHETHER PERFORMED ON THE LAND OR ELSEWHERE AND WHETHER PERFORMED BY THE LESSOR OR BY OTHERS (INCLUDING SALARIES, LEAVE ENTITLEMENTS, SUPERANNUATION OR OTHER EMPLOYMENT OVERHEADS PAID BY THE LESSOR) PROVIDED THAT WHILST EVER A "RESMED COMPANY" [BEING RESMED LIMITED AND/OR A RELATED BODY CORPORATE (WHICH TERM IN THIS CLAUSE HAS THE MEANING AS DEFINED IN THE CORPORATIONS ACT 2001) OF RESMED LIMITED] IS THE LESSEE, THE LESSOR APPOINTS THE RESMED COMPANY TO PERFORM THE MANAGEMENT SERVICES IN WHICH CASE THE RESMED COMPANY WILL ATTEND TO SAME DILIGENTLY AND AT NO EXPENSE TO THE LESSOR AND THE LESSOR SHALL NOT INCLUDE ANY SUCH EXPENSES WITHIN OPERATING EXPENSES.
     "OUTGOINGS YEAR" MEANS EACH PERIOD OF TWELVE (12) MONTHS ENDING ON THE DATE IN EACH YEAR SPECIFIED IN ITEM 17, NOTWITHSTANDING THAT PART OF ANY SUCH TWELVE
(12) MONTH PERIOD DOES NOT FALL WITHIN THE TERM (OR ANY PERIOD OF HOLDING OVER AS APPROPRIATE);
     "RATES" INCLUDES ALL RATES, TAXES, CHARGES, COSTS, ASSESSMENTS, DUTIES, IMPOSITIONS, LEVIES, SURCHARGES OR FEES, OF ANY AUTHORI-TY OR OF ANY LAW BUT EXCLUDES ANY:
(A)     INCOME  TAX:  TAX  ON  THE  ASSESSABLE  INCOME  OF  THE  LESSOR;  OR
(D) RATES ASSESSED ON THE PREMISES: RATES ASSESSED DIRECTLY IN RESPECT OF THE PREMISES AND PAID BY THE LESSEE;
B.     BASE  RENT
B.1     PAYMENT  OF  BASE  RENT
THE LESSEE COVENANTS WITH THE LESSOR TO PAY TO THE LESSOR, WITHOUT DEMAND AND WITHOUT ANY DEDUCTION OR RIGHT OF SET-OFF WHATEVER, THE BASE RENT RESERVED BY THIS LEASE BY EQUAL MONTHLY INSTALMENTS (AND PROPORTIONATELY FOR ANY PART OF A MONTH) IN ADVANCE ON THE FIRST DAY OF EACH MONTH. THE FIRST INSTAL-MENT SHALL BE PAID ON THE COMMENCEMENT DATE. ALL SUCH INSTALMENTS SHALL BE PAID TO SUCH PLACE AND BY SUCH MEANS AS THE LESSOR MAY FROM TIME TO TIME DIRECT.
B.2     PERCENTAGE  REVIEW  OF  BASE  RENT
AT THE EXPIRATION OF EACH LEASE YEAR THE BASE RENT SHALL BE VARIED IN ACCORDANCE WITH THE FOLLOWING FORMULA:
     R  =  R  X  103       WHERE  IN  THIS  CLAUSE:
           ---------
               100
     R  =     BASE  RENT  PAYABLE  FOR  THE  FOLLOWING  LEASE  YEAR;
     R  =     BASE  RENT  PAYABLE  DURING  THE  LEASE  YEAR  JUST  ENDED.
C.     OPERATING  EXPENSES
C.1     LESSEE'S  OPERATING  EXPENSE  CONTRIBUTION
IN ADDITION TO THE BASE RENT THE LESSEE SHALL PAY TO THE LESSOR THE LESSEE'S OPERATING EXPENSE CONTRIBUTION FOR EACH OUTGOINGS YEAR, THE AMOUNT OF WHICH SHALL BE CALCULATED AS FOLLOWS:
     C  =  N  X  I      WHERE  IN  THIS  CLAUSE:
           -------
               Y
     C  =     LESSEE'S  OPERATING  EXPENSE  CONTRIBUTION;
     N = THE NUMBER OF DAYS OF THE TERM OR HOLDING OVER (AS APPROPRIATE) FALLING WITHIN THE RELEVANT OUTGOINGS YEAR;
     I = THE AMOUNT (TO THE NEAREST DOLLAR) OF THE OPERATING EXPENSES FOR THE RELEVANT OUTGOINGS YEAR;
     Y  =     365  (OR  366  IN  THE  CASE  OF  A  LEAP  YEAR).
C.2     LESSOR'S  ESTIMATE
THE  LESSOR  MAY:
(E) BEFORE OR DURING EACH OUTGOINGS YEAR NOTIFY THE LESSEE OF THE LESSOR'S REASONABLE ESTIMATE OF THE LESSEE'S OPERATING EXPENSE CONTRIBUTION FOR THAT OUTGOINGS YEAR; AND
(F) FROM TIME TO TIME DURING THAT OUTGOINGS YEAR BY NOTICE TO THE LESSEE ADJUST THE REASONABLE ESTIMATE OF THE LESSEE'S OPERAT-ING EXPENSE CONTRIBUTION AS MAY BE APPROPRIATE TO TAKE ACCOUNT OF CHANGES IN ANY OF THE OPERATING EXPENSES.
C.3     PAYMENTS  ON  ACCOUNT
THE LESSEE SHALL PAY ON ACCOUNT OF THE LESSEE'S OPERATING EXPENSE CONTRIBUTION (SUBJECT TO THIS CLAUSE C, WITHOUT DEMAND AND WITHOUT ANY DEDUCTION OR RIGHT OF SET OFF WHATEVER) THE ESTIMATES PROVIDED FOR IN CLAUSE C.2 BY EQUAL MONTHLY INSTALMENTS IN ADVANCE ON THE SAME DAYS AND IN THE SAME MANNER AS THE LESSEE IS REQUIRED TO PAY BASE RENT.
C.4     ADJUSTMENTS  OF  PAYMENTS
(B) AS SOON AS PRACTICABLE AFTER THE END OF EACH OUTGOINGS YEAR THE LESSOR SHALL FURNISH TO THE LESSEE A NOTICE GIVING REASONABLE DETAILS OF THE OPERATING EXPENSES FOR THAT OUTGOINGS YEAR AND THE LESSEE'S OPERATING EXPENSE CONTRIBUTION.
(G) THE LESSEE SHALL WITHIN FOURTEEN (14) DAYS AFTER THE DATE OF THE NOTICE REFERRED TO IN CLAUSE C.4(A) PAY TO THE LESSOR OR THE LESSOR SHALL CREDIT TO THE LESSEE'S ACCOUNT (AS APPROPRIATE) THE DIFFERENCE BETWEEN THE AMOUNT PAID ON ACCOUNT OF THE LESSEE'S OPERAT-ING EXPENSE CONTRIBUTION DURING THAT OUTGOINGS YEAR AND THE AMOUNT ACTUALLY PAYABLE IN RESPECT OF IT BY THE LESSEE, SO THAT THE LESSEE SHALL HAVE PAID THE CORRECT AMOUNT OF THE LESSEE'S OPERATING EXPENSE CONTRIBUTION FOR THAT OUTGOINGS YEAR. IN THE ABSENCE OF PATENT ERROR SUCH NOTICE SHALL BE SUFFICIENT EVIDENCE OF THE MATTERS CONTAINED IN IT UNLESS THE CONTRARY IS PROVED.
C.5     PAYMENT  NOTWITHSTANDING  TERMINATION
SUBJECT TO CLAUSE C.6 THE LESSEE'S OPERATING EXPENSE CONTRIBUTION SHALL BE PAYABLE NOTWITHSTANDING THAT THE TERM MAY HAVE EXPIRED OR BEEN DETERMINED BEFORE THE LESSEE'S OPERATING EXPENSE CONTRIBUTION FOR ANY PARTICULAR OUTGOINGS YEAR IS CAPABLE OF BEING FINALLY CALCULATED.
C.6     LESSOR'S  RIGHTS  NOT  DIMINISHED
NOTHING  IN  CLAUSES  C.1  TO  C.5  SHALL  PREVENT  THE  LESSOR:
(C) RECOVERING FROM THE LESSEE THE LESSEE'S OPERATING EXPENSE CONTRIBUTION WHERE THE LESSOR HAS FAILED TO NOTIFY THE LESSEE OF AN ESTI-MATE OR OF THE ACTUAL AMOUNT OF SUCH LESSEE'S OPERATING EXPENSE CONTRI-BUTION IN A TIMELY
MANNER (INCLUDING FAILURE TO NOTIFY PRIOR TO THE TERMINA-TION DATE OR OTHER DETERMINATION OF THIS LEASE); OR
(H) REQUIRING THE LESSEE IN ANY NOTICE TO PAY TO THE LESSOR A LUMP SUM IN RESPECT OF THE LESSEE'S OPERATING EXPENSE CONTRIBUTION FOR A PERIOD THE
COMMENCEMENT  OF  WHICH  PRE-DATES  THE  DATE  OF  ANY  SUCH  NOTICE.
D.     SERVICE  CHARGES
D.1     LESSEE  TO  PAY  CHARGES  LEVIED  ON  PREMISES
THE  LESSEE  SHALL  FORTHWITH  PAY  ALL:
(D) COSTS, RATES, TAXES OR IMPOSTS OF ANY NATURE IMPOSED OR SEPARATELY CHARGED BY ANY LAW OR BY ANY AUTHORITY TO THE PREMISES OR IN RESPECT OF THE
CONDUCT  OF  THE  LESSEE'S  BUSINESS  IN  THE  PREMISES;  AND
(I) COSTS FOR ALL SERVICES, INCLUDING FOR ALL SOURCES OF ENERGY, ELECTRICITY, GAS, OIL, WATER AND TELEPHONE, SEPARATELY SUPPLIED, METERED, CONSUMED OR CONNECTED (AS APPROPRIATE) TO, IN OR ON THE PREMISES.
E.     GST
(E) IN THIS CLAUSE "GST" REFERS TO GOODS AND SERVICES TAX UNDER A NEW TAX SYSTEM (GOODS AND SERVICES TAX) ACT 1999 ("GST ACT") AND THE TERMS USED HAVE THE MEANINGS AS DEFINED IN THE GST ACT.
(J)     IT  IS  AGREED  THAT RENT AND ALL OTHER AMOUNTS AGREED TO BE PAID BY THE
LESSEE TO THE LESSOR, BEING THE CONSIDERATION FOR THE SUPPLY EXPRESSED IN THIS LEASE, ARE EXCLUSIVE OF GST.
(K) IN RESPECT OF ANY LIABILITY OF THE LESSOR FOR GST IN RESPECT OF THIS LEASE, AND THE RENEWAL OR EXTENSION OF THIS LEASE, INCLUDING FOR RENT, RATES, OUTGOINGS, OR ANY CONSIDERATION FOR ANY OTHER TAXABLE SUPPLY, THE LESSEE COVENANTS TO PAY TO THE LESSOR AT THE SAME TIME AS ANY PAYMENT IS MADE INVOLVING THE LESSOR IN GST LIABILITY, THE ADDITIONAL AMOUNT OF GST, TOGETHER WITH THE PAYMENT TO WHICH IT RELATES.
(L) (I) THE LESSEE'S LIABILITY UNDER (C) IS TO REIMBURSE THE FULL AMOUNT OF GST, DISREGARDING AND EXCLUDING THE LESSOR'S ENTITLEMENT TO INPUT TAX CREDITS OR OTHER CREDITS OR REIMBURSEMENTS FOR GST.
(II) NOTWITHSTANDING (D)(I), IF THE LESSOR IS ENTITLED TO AN INPUT TAX CREDIT IN RELATION TO ANY AMOUNT RECOVERABLE FROM THE LESSEE UNDER (C), THE
AMOUNT PAYABLE BY THE LESSEE SHALL BE REDUCED BY THE AMOUNT OF THE INPUT TAX CREDIT WHICH THE LESSOR HAS RECEIVED OR CLAIMS AND IS ENTITLED TO RECEIVE.
(III) IN RESPECT OF EACH PAYMENT BY THE LESSEE UNDER (C), THE LESSOR AGREES TO DELIVER TO THE LESSEE, AS REQUIRED UNDER THE GST ACT, TAX INVOICES IN A FORM WHICH COMPLIES WITH THE GST ACT, AND THE REGULATIONS, TO ENABLE THE LESSEE TO CLAIM INPUT TAX CREDITS IN RESPECT OF THE TAXABLE SUPPLY.




                                      TABLE  OF  CONTENTS



SUMMARY OF LEASE PARTICULARS                                                              19
GENERAL LEASE CONDITIONS                                                                  21
1.                            DEFINITIONS AND INTERPRETATION                              21
1.1                           DEFINITIONS                                                 21
1.2                           INTERPRETATION                                              23
2.                            EXCLUSION OF STATUTORY PROVISIONS                           25
2.1                           CONVEYANCING ACT                                            25
2.2                           MORATORIUM                                                  25
3.                            TERM                                                        25
3.1                           TERM OF LEASE                                               25
3.2                           OPTION TO RENEW                                             25
3.3                           HOLDING OVER                                                26
4.                            USE OF PREMISES AND BUILDING                                26
4.1                           PERMITTED USE                                               26
4.2                           NO WARRANTY AS TO USE                                       26
4.3                           COMPLIANCE WITH LAWS AND REQUIREMENTS                       26
4.4                           OVERLOADING                                                 27
4.5                           AIRCONDITIONING AND FIRE ALARM EQUIPMENT                    27
4.6                           USE OF APPURTENANCES                                        28
4.7                           NOT ERECT AWNING                                            28
4.8                           NOT DAMAGE                                                  28
4.9                           NOT ACCUMULATE RUBBISH                                      28
4.10                          NOT THROW ITEMS FROM WINDOWS                                28
4.11                          SIGNS                                                       28
4.12                          INFECTIOUS ILLNESS                                          28
4.13                          FOR SALE/TO LET                                             29
5.                            MAINTENANCE REPAIRS ALTERATIONS AND ADDITIONS               29
5.1                           REPAIR OBLIGATIONS                                          29
5.2                           LESSOR'S RIGHT OF INSPECTION                                29
5.5                           ENFORCEMENT OF REPAIR OBLIGATIONS                           30
5.6                           LESSOR MAY ENTER TO REPAIR                                  30
5.7                           ALTERATIONS TO PREMISES                                     30
5.8                           ALTERATIONS OR ADDITIONS TO LESSOR'S FIXTURES AND SERVICES  31
5.9                           NOTICE TO LESSOR OF DAMAGE, ACCIDENT ETC                    31
6.                            ASSIGNMENT AND SUBLETTING                                   31
6.1                           NO DISPOSAL OF LESSEE'S INTEREST                            31
6.2                           ASSIGNMENTS AND SUBLEASES                                   31
6.3                           CORPORATE OWNERSHIP                                         32
6.4                           MORTGAGING LESSEE'S INTEREST IN PREMISES                    32
6.5                           RESMED LTD AND RELATED BODIES CORPORATE                     32
7.                            INSURANCE AND INDEMNITIES                                   32
7.1                           INSURANCES TO BE TAKEN OUT BY LESSEE                        32
7.2                           EFFECT ON LESSOR'S INSURANCES                               33
7.3                           INFLAMMABLE SUBSTANCES                                      33
7.4                           COMPLIANCE WITH FIRE REGULATIONS                            33
7.5                           EXCLUSION OF LESSOR'S LIABILITY                             33
7.6                           INDEMNITIES                                                 34
7.7                           BUILDING INSURANCE                                          34
8.                            DAMAGE AND RESUMPTION                                       35
8.1                           DAMAGE TO OR DESTRUCTION OF BUILDING/PREMISES               35
8.2                           LESSOR'S RIGHT TO TERMINATE                                 36
8.3                           RESUMPTION                                                  36
8.4                           LIABILITY                                                   36
8.5                           DISPUTE                                                     36
8.6                           LESSOR NOT OBLIGED TO REINSTATE                             36
9.                            LESSOR'S COVENANTS                                          37
9.1                           QUIET ENJOYMENT                                             37
9.2                           BUILDING CONDITION                                          37
9.3                           FIRE SAFETY AND OTHER REQUIREMENTS                          37
10.                           DEFAULT, TERMINATION                                        37
10.1                          DEFAULT                                                     37
10.2                          FORFEITURE OF LEASE                                         37
10.3                          LESSOR MAY RECTIFY                                          38
10.4                          WAIVER                                                      38
10.5                          TENDER AFTER DETERMINATION                                  38
10.6                          INTEREST ON OVERDUE MONEYS                                  38
10.7                          DAMAGES FOR BREACH                                          38
10.8                          LESSOR MAY INSTITUTE PROCEEDINGS AT ANY TIME                39
10.9                          LESSOR TO MITIGATE DAMAGES                                  39
10.10                         ESSENTIAL TERMS AND DAMAGES                                 39
11.                           DETERMINATION OF TERM                                       39
11.1                          LESSEE TO YIELD UP                                          39
11.2                          REMOVAL OF LESSEE'S FITTINGS                                40
11.3                          LESSEE NOT TO CAUSE DAMAGE                                  40
11.4                          FAILURE BY LESSEE TO REMOVE LESSEE'S FITTINGS               40
11.5                          LESSEE TO INDEMNIFY AND PAY LESSOR'S COSTS                  40
11.6                          EARLIER BREACHES                                            40
12.                           MISCELLANEOUS                                               40
12.1                          NOTICES                                                     40
12.2                          COSTS                                                       41
12.3                          RESERVATIONS                                                43
12.4                          EASEMENTS                                                   43
13.                           GUARANTEES AND INDEMNITIES                                  43
13.1                          BANK GUARANTEE                                              43
13.2                          PERSONAL GUARANTEE                                          43
13.3                          INDEMNITY                                                   43
13.4                          LIABILITY OF GUARANTOR                                      43
13.5                          GUARANTEE TO ENURE                                          45
14.                           REPAIRS MAINTENANCE AND COMPLIANCE WITH LAWS                45
15.                           ENVIRONMENTAL PROTECTION                                    45
16.                           RULES AND REGULATIONS                                       45
17.                           DISPUTE RESOLUTION                                          46
18.                           LIMITATION OF LIABILITY                                     46
19.                           RESPONSIBLE ENTITY'S LIMITATION OF LIABILITY                47
RENT SCHEDULE                                                                             49
A.                            DEFINITIONS                                                 49
B.                            BASE RENT                                                   50
B.1                           PAYMENT OF BASE RENT                                        50
B.2                           PERCENTAGE REVIEW OF BASE RENT                              50
C.                            OPERATING EXPENSES                                          51
C.1                           LESSEE'S OPERATING EXPENSE CONTRIBUTION                     51
C.2                           LESSOR'S ESTIMATE                                           51
C.3                           PAYMENTS ON ACCOUNT                                         51
C.4                           ADJUSTMENTS OF PAYMENTS                                     51
C.5                           PAYMENT NOTWITHSTANDING TERMINATION                         51
C.6                           LESSOR'S RIGHTS NOT DIMINISHED                              51
D.                            SERVICE CHARGES                                             52
D.1                           LESSEE TO PAY CHARGES LEVIED ON PREMISES                    52
E.                            GST                                                         52


ANNEXURE  "C"  TO  LEASE  BETWEEN
TRUST  COMPANY  OF  AUSTRALIA  LIMITED  ACN  004  027  749     (LESSOR)
AND  RESMED  LIMITED  ACN  003  765  142     (LESSEE)
DATED  THIS     8TH               DAY  OF   MARY                2002
----------------------------------------------------------------------

SIGNED, SEALED AND DELIVERED BY                     )
                                                    )
/S/SIMON HINDSON                                    )
                                                    )
AS ATTORNEY FOR THE LESSOR                          )
TRUST COMPANY OF AUSTRALIA LIMITED                  )
UNDER POWER OF ATTORNEY REGISTERED BOOK 4279 NO. 670)
IN THE PRESENCE OF:                                 )


/S/EVE ROZALI
---------------------
WITNESS

EVE ROZALI
--------------------
NAME (PRINTED)

---------------------
WITNESS, ADDRESS



THE COMMON SEAL OF                                  )
MACQUARIE GOODMAN FUNDS                             )
MANAGEMENT LIMITED                                  )
ACN 067 796 641 WAS HEREUNTO                        )
AFFIXED IN ACCORDANCE WITH ITS                      )
CONSTITUTION IN THE PRESENCE OF:                    )

/S/ CAROLYN SLOBIS                /S/ GREG GOODMAN
---------------------             ------------------
DIRECTOR / SECRETARY              DIRECTOR

CAROLYN SLOBIS                    GREG GOODMAN
---------------------             ------------------
NAME (PRINTED)                    NAME (PRINTED)


THE COMMON SEAL OF THE LESSEE                        )
RESMED LIMITED WAS AFFIXED                           )
IN ACCORDANCE WITH ITS CONSTITUTION                  )
IN THE PRESENCE OF:                                  )

/S/CHRIS ROBERTS
--------------------------------
DIRECTOR / SECRETARY

CHRIS ROBERTS
--------------------------------
NAME (PRINTED)


</MIMEDATA>
</DATA>
<PAGE  SID="PAGE3">
<FIELD  SID="SUBINTERNET_INTERNETADDRESS_">
<VALUE>BRETTS@RESMED.COM.AU</VALUE>
</FIELD>
<FIELD  SID="SUBINTERNET_INTERNETADDRESS_1">
<VALUE>MARYANNF@RESMED.COM.AU</VALUE>
</FIELD>
<CHECK  SID="SUBFLAG_OVERRIDEINTERNETFLAG_">
<VALUE>OFF</VALUE>
</CHECK>
<PAGE  SID="PAGE4">
<POPUP  SID="MODSEGREFERENCEDATA_MODORSEGFLAG_">
<VALUE></VALUE>
</POPUP>
<FIELD  SID="MODSEGREFERENCEDATA_NICKNAME_">
<VALUE></VALUE>
</FIELD>
<FIELD  SID="MODSEGREFERENCEDATA_CIK_">
<VALUE></VALUE>
</FIELD>
<FIELD  SID="MODSEGREFERENCEDATA_CCC_">
<VALUE></VALUE>
</FIELD>
<COMBOBOX  SID="MODSEGREFERENCEDATA_DOCUMENTTYPE_">
<VALUE></VALUE>
</COMBOBOX>
<PAGE  SID="PAGE6">
</XFDL>